UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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MASIMO CORPORATION
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Masimo

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT

MAY 29, 2020 | 2:00 PM | 52 DISCOVERY, IRVINE, CA 92618

Table of Contents	ABOUT MASIMO

About Masimo
Improve patient outcomes and reduce the cost of care
________

Masimo Corporation is a global medical technology company that develops, manufactures and markets a variety of noninvasive patient monitoring technologies. Our mission is to improve patient outcomes and reduce the cost of care. Our patient monitoring solutions generally incorporate a monitor or circuit board, proprietary single-patient use or reusable sensors, software and/or cables. We primarily sell our products to hospitals, emergency medical service providers, home care providers, physician offices, veterinarians, long-term care facilities and consumers through our direct sales force, distributors and original equipment manufacturer partners. Our core business is Measure-through Motion and Low Perfusion™ pulse oximetry, known as Masimo Signal Extraction Technology® (SET®). Our technology portfolio has expanded significantly over the years to include noninvasive monitoring of blood constituents, regional oximetry monitoring, brain function monitoring, acoustic respiration monitoring, capnography and gas monitoring, remote patient surveillance and monitoring, hospital automation and connectivity solutions.
Global Reach

Masimo is committed to improving patient care globally, with over 1,600 full-time employees and 3,700 dedicated contract personnel worldwide and operations in over 150 countries stretching across North America, Europe, Latin America, the Middle East, Asia and Australia.

CELEBRATING 30 YEARS OF MASIMO

Headquarters
International Operations
R&D Center
Manufacturing Centers
Country Offices
Masimo Distributors
Masimo OEM Partners
Masimo Capnography OEMs

Operating in Over

150

Countries

Approximately

5,300

Employees and Contract Personnel Worldwide

as of December 28, 2019

Shipped

246,200

Technology Boards & Monitors during the fiscal year ended

December 28, 2019

MASIMO CORPORATION

Dear Fellow Stockholder:

Our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), or any adjournment or postponement thereof, will be held on Friday May 29, 2020, at 2:00 p.m. Pacific Time at our principal executive offices in Irvine, California. Information concerning the matters to be considered and voted upon at the 2020 Annual Meeting is set out in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

This meeting is your opportunity to hear directly from executive management about Masimo’s 2019 performance and our expectations for the future. Masimo was established in 1989 with the singular goal of creating noninvasive technology to solve the unsolvable. In 2019, we celebrated our 30th anniversary. As we pause to reflect on our monumental accomplishments of the past, we look forward to a tremendously bright future ahead.

For Masimo, 2019 was another year of broad growth and adoption of our noninvasive technologies. Our global organization continued to execute on our strategy to deliver above-market growth and drive operational efficiencies throughout the business. Our product revenues increased 12.8% to $936.4 million, or 13.6% growth on a constant currency basis[1], and we shipped a record number of noninvasive technology boards and monitors (excluding handheld and finger oximeters). In addition, we delivered significant operating margin improvements and earnings per share (“EPS”) growth that exceeded expectations.

Our strong performance in 2019 demonstrates the significant progress we are making to drive operational efficiencies throughout the business and take further steps towards achieving our long-term goal of 30% operating margins. Most importantly, we are making this progress on the profitability front while at the same time increasing our research and development investment as we continue to deliver innovative technologies to the marketplace.

Regardless of the number of shares you hold or whether you plan to attend the Annual Meeting, you are encouraged to make sure that your shares are represented at the Annual Meeting. Accordingly, please authorize a proxy to vote your shares as soon as possible in accordance with the instructions you received. This will not prevent you from voting your shares in person if you hold your shares in record name or have a valid proxy and subsequently choose to attend the Annual Meeting.

I hope you will be able to join us. We look forward to your continued support.

“Improve Patient Outcomes and Reduce the Cost of Care ”

Joe Kiani Chairman and Chief Executive Officer

____________

[1]
Constant currency product revenue and non-GAAP EPS are non-GAAP financial measures - please see Appendix A to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Date	Items of Business:
Friday, May 29, 2020	1. To elect two Class I Directors as named in our Proxy Statement;

Time	2. To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2021;
2:00 p.m. local time
3. To provide an advisory vote to approve the compensation of our named executive officers;
Place*
Masimo Corporation Headquarters	4. To approve an amendment to our 2017 Equity Incentive Plan;
52 Discovery, Irvine, California 92618	5. To approve an amendment to our Executive Bonus Incentive Plan; and
6. To conduct any other business properly brought before the Annual Meeting and adjournment or postponement thereof.
Record Date
March 30, 2020	(These items of business are more fully described in the Proxy Statement accompanying this Notice.)

Shape the Future of Masimo by Voting Now
Only stockholders of record at the close of business on March 30, 2020 may vote at the Annual Meeting or any adjournment or postponement thereof.

On or about April 20, 2020, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at www.envisionreports.com/masi

Via Internet
Visit www.envisionreports.com/masi

Via Phone
Dial the toll-free telephone number listed on your proxy card under the heading “vote by telephone”
By Order of the Board of Directors
/s/ JOE KIANI

Via Mail	Chairman & Chief Executive Officer
Using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.	Irvine, California
April 15, 2020

In Person
* We are actively monitoring COVID-19 developments and related public health concerns and are developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. The health and well-being of our employees and stockholders are important. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release and posting details at www.envisionreports.com/masi and/or www.masimo.com that will also be filed with the SEC as proxy material. Please check www.envisionreports.com/masi and/or www.masimo.com in advance of the date of the Annual Meeting if you are planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting.

You may attend the Annual Meeting and vote your shares in person.

If you vote by proxy, your vote must be received by 11:00 p.m. Pacific Time on May 28, 2020 to be counted.

TABLE OF CONTENTS - CONTINUED
■	APPENDIX A	A-1
■	APPENDIX B	B-1
■	APPENDIX C	C-1
■	APPENDIX D	D-1

YOUR VOTE IS IMPORTANT
You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you choose to submit your proxy by mail, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our annual report is first being mailed on or about April 20, 2020 to all stockholders entitled to receive notice of and to vote at the Annual Meeting.

SPECIAL NOTE ON FORWARD LOOKING INFORMATION
This Proxy Statement contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements. These statements are often identified by the use of words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “ongoing”, “opportunity”, “plan”, “potential”, “predicts”, “seek”, “should”, “will” or “would”, and similar expressions and variations or negatives of these words. These forward-looking statements are based on the expectations, estimates, projections, beliefs and assumptions of our management based on information currently available to management, all of which is subject to change. Such forward-looking statements are subject to risks, uncertainties and other factors that are difficult to predict and could cause our actual results and the timing of certain events to differ materially and adversely from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified below, and those discussed under Item 1A-“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2019, as filed with the Securities and Exchange Commission on February 19, 2020. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update or revise publicly any forward-looking statements to reflect events or circumstances after the date of such statements for any reason, except as required by law.

Table of Contents	PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

The Annual Meeting and this Proxy Statement provide an important opportunity for us to communicate with you about the achievements of the past year and the leadership of Masimo. As you consider your vote, we ask that you carefully review the information in this Proxy Statement, which includes an overview of our business and summarizes key aspects of our performance, executive compensation and corporate governance.
The following summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

DATE AND TIME	VOTING MATTERS		See Page	Board Recommendation
Friday, May 29, 2020, 2:00 p.m. PST	PROPOSAL 1	To elect two Class I Directors as named in our Proxy Statement	Page 93	FOR each

LOCATION	PROPOSAL 2	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2021	Page 95	FOR
Masimo Offices 52 Discovery Irvine, California 92618

	PROPOSAL 3	To provide an advisory vote to approve the compensation of our named executive officers	Page 96	FOR

RECORD DATE
March 30, 2020
	PROPOSAL 4	To approve an amendment to our 2017 Equity Incentive Plan	Page 97	FOR

	PROPOSAL 5	To approve an amendment to our Executive Bonus Incentive Plan	Page 109	FOR
2019 Business Highlights
Stockholder Value & Return

Total Stockholder Return
Year-End 2019
1-YEAR	3-YEAR	5-YEAR
47.2%	134.5%	500.0%

Top Quartile*		Above Median*
____________

[1]	Non-GAAP financial measure - please see Appendix A to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

*	Represents comparison with our 2019 Proxy Statement peer group.

| 2020 Proxy Statement

Table of Contents	PROXY STATEMENT SUMMARY

In 2019, we experienced strong momentum in our business. Our global organization continued to execute on our strategy to deliver above-market growth and drive operational efficiencies throughout the business with the goal of delivering significant operating margin improvements and earnings per share (“EPS”) growth that exceeded expectations.
Our strong performance in 2019 demonstrates the significant progress we are making to drive operational efficiencies throughout the business in order to achieve our long-term goal of 30% operating margins. Most importantly, we are making this progress on the profitability front while at the same time increasing our research and development investment, increasing our strategic investments, improving the growth profile of the overall business and continuing to deliver innovative technologies to the marketplace.
Some of our notable fiscal 2019 financial and operational highlights include the following GAAP and non-GAAP measures:

● Total revenues, including royalties and other revenue of $937.8 million, which significantly exceeded our original fiscal 2019 financial guidance of $912.0 million.
● Product revenue increased 12.8% to $936.4 million, or 13.6% on a constant currency basis[1], which significantly exceeded our original fiscal 2019 financial guidance of $912.0 million.
● Shipments of noninvasive technology boards and monitors increased 6.3% to 246,200.
● GAAP operating margin was 23.6%. ● Non-GAAP operating margin[1] was 24.0%.
● GAAP EPS was $3.44. ● Non-GAAP EPS[1] was $3.22.
● Free cash flow was $153.3 million.

____________

[1]	Non-GAAP financial measure - please see Appendix A to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

| 2020 Proxy Statement

Table of Contents	PROXY STATEMENT SUMMARY

Executive Compensation Highlights
Masimo’s executive compensation programs are designed to align the interests of Masimo’s executive officers with those of its stockholders, attract and retain highly-talented individuals and support our long-term growth and profitability goals. Our compensation programs provide a mix of fixed, variable and long-term incentive compensation elements that are closely aligned with company performance and are sensitive to our stock performance, including the following:

Type	Component	Objective
Fixed compensation	Base salary	●	Fixed portion of annual cash compensation
		●	Attract and retain talent
		●	Motivate strong business performance without encouraging excessive risk-taking

Performance-based Compensation	Annual incentive	●	Variable, earned amounts paid annually
		●	Drive the achievement of key business results on an annual or multi-year basis
		●	Recognize individuals based on their contributions
		●	Performance-based and not guaranteed

	Long-term incentives	●	Variable, equity-based:
● 25% in the form of stock options that vest annually over a five year period; and

●  75% in the form of performance share units (“PSUs”) that vest after three years based on our actual performance as measured against multiple pre-established performance objectives at the end of the performance period.

		●	Reinforce the need for long-term sustained performance and business growth
		●	Focus executives on annual objectives that support the long-term business strategy and creation of stockholder value
		●	Align the long-term interests of executives and stockholders
		●	Balance cash payments with equity ownership
		●	Encourage retention

| 2020 Proxy Statement

Table of Contents	PROXY STATEMENT SUMMARY

Total Target Compensation
Masimo’s “at-risk” compensation (which includes the annual cash bonus and long-term incentive compensation) comprised 92.4% of our Chief Executive Officer (“CEO”)’s compensation and an average of 81.9% of the compensation of our other Named Executive Officers’ (“NEOs”) fiscal 2019 total target compensation, as seen below:

Total long-term incentive compensation =	84.6%	Total long-term incentive compensation =	72.8%
Total “at-risk” compensation =	92.3%	Total “at-risk” compensation =	81.9%

Our compensation philosophy and structure has continued to evolve, based on changing market conditions, input from our Compensation Committee’s independent compensation consultant and direct feedback from our stockholders. The Compensation Committee believes that the current LTI equity award structure focuses our NEOs on driving increased stockholder value over a multi-year period and enables us to achieve our retention objectives, while maintaining a conservative approach to overall share usage.

| 2020 Proxy Statement

Table of Contents	PROXY STATEMENT SUMMARY

Compensation Policies and Practices at a Glance

	☑		☒
	What We Do		What We Don’t Do
☑	Maintain an Independent Compensation Committee	☒	No Guaranteed Bonuses
☑	Compensation Committee Retains an Independent Compensation Advisor	☒	No Special Executive Retirement Plans
☑	Annual Executive Compensation Review	☒	No Hedging; Pledging Requires Pre-Approval
☑	Compensation At-Risk - Pay For Performance	☒	No Tax Payments on Perquisites
☑	Annual Compensation-Related Risk Assessment	☒	No Tax Gross-Up Payments on Post-Employment Compensation Arrangements
☑	Multi-Year Vesting Requirements	☒	No Stock Option Re-pricing
☑	Compensation Recovery (“Clawback”) Policy	☒	No Evergreen Provision
☑	Stock Ownership Policies
☑	Annual Stockholder Advisory Vote on Named Executive Officer Compensation
☑	Stockholder Engagement that Includes our Compensation Committee Chairperson

Stockholder Advisory Vote (“Say-On-Pay Vote”)

In 2019, stockholders continued their support for our fiscal 2018 executive compensation programs with approximately 85% approval of the stockholder advisory votes. Consistent with the Company’s strong interest in stockholder engagement and our pay-for-performance approach, the Compensation Committee continues to review our executive compensation program to ensure alignment between the respective interests of our executives and stockholders. No significant changes were made for fiscal 2019.

| 2020 Proxy Statement

Table of Contents	PROXY STATEMENT SUMMARY

Director Snapshot
Our directors possess broad expertise, skills, experience and perspectives that facilitate the strong oversight and strategic directions required to govern Masimo’s business and strengthen and support the executive management team. As shown in the following charts, our Board of Directors (“Board”) is comprised of individuals with expertise in fields that align with Masimo’s business and long-term strategy, and reflects a blend of tenure that allows for new perspectives and continuity.

Skills and Experience
Skills/Experience	Number of Directors With Relevant Skills/Experience
CEO & Board Leadership	●●●●●●●●
Financial Expertise	●●●●●●●●
Government/Public Policy	●●●●●●●●
Academics/Science	●●●●●●●●
Healthcare Industry	●●●●●●●●
Medical Device Operations	●●●●●●●●
International	●●●●●●●●
Diversity	●●●●●●●●

Our Nominating, Compliance and Corporate Governance Committee is responsible for identifying and recommending director candidates to our Board for nomination. The Nominating, Compliance and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board and committees, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating, Compliance and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and Masimo, to maintain a balance of knowledge, experience, diversity and capability.

| 2020 Proxy Statement

Table of Contents	PROXY STATEMENT SUMMARY

Corporate Governance Highlights
The Board believes strong corporate governance is critical to achieving our long-term goals and maintaining the trust and confidence of investors, employees, customers, regulatory agencies and other stakeholders. The following are highlights of our Corporate Governance Program:

Board Independence		Board Effectiveness
☑	All but one of our non-employee directors are independent(1)	☑	All directors attended more than 75% of the Board and their committee meetings
☑	Maintain an independent Compensation Committee	☑	Commitment to Board refreshment with 5 new independent directors since 2014
☑	Compensation Committee retains an independent compensation advisor	☑	Diverse Board with mix of skills, tenure and age
		☑	Director nominee selection process aligned with our long-term strategic plans

Best Practices		Stockholder Rights
☑	Stock ownership policy for executive and Board members	☑	Annual stockholder advisory vote on named executive officer compensation
☑	Annual compensation-related risk assessment	☑	Stockholder engagement that includes our Compensation Committee Chairperson
☑	Annual executive compensation review	☑	Stockholders have proxy access with market standard conditions for director nominations
☑	Compensation recovery (“Clawback”) policy	☑	No stockholder rights plan (“poison pill”)
☑	No hedging; pledging requires pre-approval
_______________

(1)
Dr. Barker, who receives compensation from us for consulting services as our Chief Science Officer and Chairman of our Scientific Advisory Board, is our only non-employee director who is not independent.

| 2020 Proxy Statement

Table of Contents	EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
Our executive officers are appointed by and serve at the discretion of our Board. Our executive officers, their ages, respective positions and biographies are listed below:

Name	Age(1)	Position(s)
Joe Kiani	55	Chief Executive Officer & Chairman of the Board
Micah Young	41	Executive Vice President, Chief Financial Officer
Bilal Muhsin	39	Chief Operating Officer
Jon Coleman	56	President, Worldwide Sales, Professional Services & Medical Affairs
Yongsam Lee	55	Executive Vice President, Chief Information Officer
Tao Levy	46	Executive Vice President, Business Development
Tom McClenahan	47	Executive Vice President, General Counsel & Corporate Secretary
Anand Sampath	53	Executive Vice President, Operations & Clinical Research
____________

(1)	As of April 15, 2020.

Joe Kiani
Chief Executive Officer & Chairman of the Board
Employee Since: 1989
Joe Kiani is the founder of Masimo and has served as Chief Executive Officer (“CEO”) & Chairman of the Board since our inception in 1989. He is an inventor on more than 100 patents related to signal processing, sensors and patient monitoring, including patents for the invention of Measure-through motion and low-perfusion pulse oximetry. Since September 2016, Mr. Kiani has served on the Board of Directors of Stereotaxis, Inc. (NYSE:STXS), a manufacturer of robotic cardiology instrument navigation systems. Mr. Kiani holds a B.S.E.E. and an M.S.E.E. from San Diego State University. In addition to Mr. Kiani’s role at Masimo, he is also the Chairman of the Masimo Foundation for Ethics, Innovation and Competition in Healthcare, and the Chairman and CEO of Cercacor Laboratories, Inc. Mr. Kiani also serves on a number of other Boards of Directors, including CHOC Children’s Orange/CHOC Children’s at Mission Hospital, Bioniz Therapeutics, Inc., the Patient Safety Movement Foundation, the Medical Device Manufacturers Association and SMSbiotech, Inc. As Masimo’s founder, Chief Executive Officer and Chairman of the Board since our formation in 1989, Mr. Kiani has the deepest understanding of Masimo, our history, our culture and our technology. He has broad experience in a wide range of functional areas, including strategic planning, strategic investments, engineering and development, and legal and governmental affairs. Our Nominating, Compliance and Corporate Governance Committee believes Mr. Kiani is critical to our continued development and growth.

| 2020 Proxy Statement

Table of Contents	EXECUTIVE OFFICERS

Micah Young
Executive Vice President, Chief Financial Officer
Employee Since: 2017
Micah Young has served as our Executive Vice President, Chief Financial Officer (“CFO”) since October 2017. From July 2012 to September 2017, Mr. Young served as Vice President, Finance, at NuVasive, Inc. (Nasdaq: NUVA), a medical device company focused on the design, development and marketing of products for the surgical treatment of spine disorders. Prior to that time, he served as NuVasive, Inc.’s Senior Director, Finance, Global Operations, from December 2009 to July 2012. From 2002 to 2009, Mr. Young held various accounting and finance positions with Zimmer Holdings, Inc., a company focused on the design, development, manufacture and marketing of orthopedic reconstructive, spinal and trauma devices, dental implants and related surgical products. Prior to his time at Zimmer Holdings, Inc., Mr. Young was an accountant at Deloitte & Touche LLP from 2000 to 2002. He holds a Bachelor of Science, Accounting and Criminal Justice from Indiana Wesleyan University and is a Certified Public Accountant (inactive).

Bilal Muhsin
Chief Operating Officer
Employee Since: 2000
Bilal Muhsin has served as our Chief Operating Officer since May 2019. Prior to this, Mr. Muhsin served as Executive Vice President, Engineering, Marketing and Regulatory Affairs from March 2018 to May 2019. Prior to March 2018, Mr. Muhsin, held various other roles including Executive Vice President, Engineering; Vice President, Engineering, Instruments and Systems; Director and Manager level positions within Masimo since June 2000. Mr. Muhsin’s technical, product and overall leadership skills have helped Masimo bring revolutionary new products to the marketplace, including Masimo’s Patient Safety Net, Radical-7®, Root™ and various significant software products. Mr. Muhsin holds a B.S. in Computer Science from San Diego State University.

Jon Coleman
President, Worldwide Sales, Professional Services & Medical Affairs
Employee Since: 2008
Jon Coleman has served as our President, Worldwide Sales, Professional Services & Medical Affairs since February 2011, and was our President, International from August 2008 to February 2011. From October 2007 to August 2008, Mr. Coleman was President and Chief Executive Officer of You Take Control, Inc., a healthcare information technology start-up company. He served as General Manager, Americas of Targus Group International, a supplier of mobile computing cases and accessories, from March 2006 to February 2007. From March 1994 to February 2006, he held progressive leadership positions with Pfizer, Inc., ultimately as its as Vice President and General Manager, Canada & Caribbean Region. Mr. Coleman holds a M.B.A. from Harvard Business School, and a B.A. in International Relations from Brigham Young University.

| 2020 Proxy Statement

Table of Contents	EXECUTIVE OFFICERS

Yongsam Lee
Executive Vice President, Chief Information Officer
Employee Since: 1996
Yongsam Lee has served as our Executive Vice President, Chief Information Officer since August 2014. From March 1996 to October 2001 and from April 2002 to August 2014, Mr. Lee held various positions with us, including Vice President, IT, Chief Information Officer, Executive Vice President, Operations, Executive Vice President, Regulatory Affairs & Chief Information Officer. From October 2001 to April 2002, he served as Director of IT at SMC Networks, Inc., a provider of networking solutions. Mr. Lee holds a B.S. in Applied Physics from the University of California, Irvine.

Tao Levy
Executive Vice President, Business Development
Employee Since: 2018
Tao Levy has served as our Executive Vice President, Business Development since January 2018. From March 2013 to December 2017, Mr. Levy served as Managing Director, Medical Devices Equity Research, at Wedbush Securities. Prior to that time, he served as Senior Analyst, Medical Devices Equity Research at Loewen Ondaatje McCutcheon, from August 2012 to March 2013. From September 2010 to February 2012, Mr. Levy was Managing Director, Medical Devices Equity Research at Collins Stewart. Prior to his time at Collins Stewart, Mr. Levy was Director, Medical Devices Equity Research at Deutsche Bank where he served from 2002 to 2010. He holds a Bachelor of Arts in Biology from the University of Pennsylvania.

Tom McClenahan
Executive Vice President, General Counsel & Corporate Secretary
Employee Since: 2011
Tom McClenahan has served as our Executive Vice President & General Counsel since April 2013 and as our Corporate Secretary since August 2014. From April 2011 to April 2013, Mr. McClenahan was our Vice President and Assistant General Counsel. From November 2002 to April 2011, he was an associate and then principal with the law firm of Fish & Richardson. From September 1999 to November 2002, he was an associate with the law firm of Knobbe, Martens, Olson & Bear. Mr. McClenahan holds a B.S. in Mechanical Engineering from Iowa State University and a J.D. from the University of Minnesota Law School.

Anand Sampath
Executive Vice President, Operations & Clinical Research
Employee Since: 2006
Anand Sampath has served as our Executive Vice President, Operations & Clinical Research since May 2019. Prior to that he served as Chief Operating Officer from August 2014 to May 2019. Prior to that, he served as Executive Vice President, Engineering since March 2007. From April 2006 to March 2007, Mr. Sampath was our Director of Systems Engineering. From October 1995 to March 2006, he held various positions, including Program Manager, Engineering Manager and Distinguished Member of Technical Staff, at Motorola, Inc. Mr. Sampath is an inventor on more than ten patents relating to patient monitoring, wireless networks and communications. He holds a B.S. in Engineering from Bangalore University.

There are no family relationships between or among any of our executive officers or directors.

| 2020 Proxy Statement

Table of Contents	OUR BOARD OF DIRECTORS

BOARD OF DIRECTORS
Our Board presently has eight members and is divided into three classes, designated Class I, Class II and Class III. Each class currently consists of at least two directors and has a three-year term. Class I, Class II and Class III directors currently have a remaining term of office until the 2020, 2021 and 2022 Annual Meeting of Stockholders, respectively. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors in office (even though the remaining directors may constitute less than a quorum). A director elected by our Board to fill a vacancy in a Class, including a vacancy created by an increase in the number of directors, will serve for the earlier of the remainder of the full term of that Class, until the director’s successor is elected and qualified or until the director’s death, resignation or removal.
The names of our current directors, their ages, director class and position(s) are listed below.

Name	Age(1)	Director Class	Term Expires	Position(s)
Steven J. Barker, M.D., Ph.D.	75	Class I	2020(2)	Director
H Michael Cohen	54	Class I	2020	Director
Sanford Fitch	79	Class I	2020(2)	Director
Thomas Harkin	80	Class II	2022	Director
Joe Kiani(3)	55	Class II	2021	Chief Executive Officer & Chairman of the Board
Adam Mikkelson	41	Class III	2022	Director
Craig Reynolds	71	Class III	2022	Director
Julie A. Shimer, Ph.D.	67	Class I	2020	Director
______________

(1)	As of April 15, 2020.

(2)	Dr. Barker’s and Mr. Fitch’s service on the Board will cease when their current terms expire at the Annual Meeting.

(3)	Please see “Executive Officers” on page 17 of this Proxy Statement for Mr. Kiani’s biography.

| 2020 Proxy Statement

Table of Contents	OUR BOARD OF DIRECTORS

DIRECTOR SKILLS MATRIX
Director Nominee Skills and Experience
CEO & Board Leadership
CEO and board leadership experience brings skills that help our Board to capably advise, support, and oversee our executive management team, and our strategy to drive long-term value.
					✓		✓	✓
Financial expertise Financial expertise assists our Board in overseeing our financial statements, capital structure and internal controls.		✓	✓			✓		✓
Government/Public Policy
Government and public policy expertise offer us insight into the governmental/regulatory environment of the many jurisdictions in which we operate, their legislative and administrative priorities, and the potential implications of our business.
✓
Academics/Science
Academics and science backgrounds benefits our Board with their technical expertise and advice, along with providing valuable guidance on research trends, and emerging areas of innovation, R&D and engineering trends.
	✓							✓
Healthcare Industry Healthcare industry experience brings a deep understanding of factors affecting our industry, operations, business needs, and strategic goals.	✓	✓	✓	✓	✓	✓	✓	✓
Medical Device Operations Medical device operations increase the Board’s understanding of our distribution and manufacturing operations			✓		✓		✓	✓
International
International exposure yields an understanding of diverse business environments, economic conditions, and cultural perspectives that shapes our global business perspective, strategy and enhances oversight of our multinational operations.
		✓	✓		✓	✓	✓	✓
Diversity Representation of a range of perspectives expands the Boards understanding of the needs and viewpoints of consumers, employees, healthcare providers, investors and other worldwide.	✓	✓		✓		✓		✓

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Table of Contents	OUR BOARD OF DIRECTORS

SKILLS AND QUALIFICATION OF OUR BOARD OF DIRECTORS
The table below illustrates some of the skills, qualifications, background and experience of each member of the Board of Directors. This high level summary is not intended to be an exhaustive list of each of the Board member’s skills or contributions to the Board.

Steven J. Barker, M.D., Ph.D.
Board Committees: None
Director since: 2005
Experience and Qualification of Particular Relevance to Masimo:
Dr. Barker’s academic and medical background, as well as his in-depth knowledge of the healthcare industry and hospital operations, academic administration and managed care industry, provide him with a critical perspective regarding Masimo’s products, technologies and prospects. His medical background, including his expertise in anesthesiology, is particularly relevant to Masimo when we evaluate our products and technologies. In addition, Dr. Barker is able to provide us with the unique perspective of a physician.

Career Highlights:
■	Masimo Corporation - (1993 - present)
	●		Chief Science Officer and Chairman of our Scientific Advisory Board
	●		Interim Chief Medical Officer
■	University of Arizona - (1995 - present)
	●		Professor Emeritus of Anesthesiology and Mechanical and Aerospace Engineering at the University of Arizona College of Medicine
	●		Professor and Head of Anesthesiology, University of Arizona College of Medicine
■	University of California, Irvine - (1990 - 1995)
	●		Dr. Barker served as Chairman of Anesthesiology at the University of California, Irvine
Business Experience:		Education/Professional Background:
●	Physician, Anesthesiology	●	B.S. in Physics from Harvey Mudd College
●	Healthcare industry, hospital operations, academic administration, managed care industry	●	M.S. and a Ph.D. in Mechanical Engineering from the California Institute of Technology
		●	M.D. from the University of Miami
Current/Past Public Company Boards:		Additional Information:
●	None	●	Previously oral examiner, American Board of Anesthesiology
		●	Section editor for Technology, Computing, and Simulation in the Journal of Anesthesia and Analgesia
		●	Joint appointment as Professor of Mechanical and Aerospace Engineering at the University of Arizona.

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Table of Contents	OUR BOARD OF DIRECTORS

H Michael Cohen
Board Committee: Audit Committee
Director since: 2018
Experience and Qualification of Particular Relevance to Masimo:
Mr. Cohen’s financial background is extremely helpful to the Board and he is an audit committee financial expert under the rules of the SEC. His previous experience in investment banking uniquely qualifies him to serve as Chairperson of the Audit Committee.

Career Highlights:
■	Imbria Pharmaceuticals, Inc. (2019 - present)
	●	Member of the Board of Directors
■	Paragon Biosciences (2018 - present)
	●	Member of the Board of Directors
■	Deutsche Bank
	●	Global Head, Healthcare Investment Banking
	●	Vice Chairman, Healthcare Investment Banking
■	SG Cowen
■	Union Bank of Switzerland
■	Booz Allen Hamilton
■	Hambrecht & Quist
Business Experience:		Education/Professional Background:
●	Healthcare investment banking	● B.A. in Economics from the University of Vermont
● M.B.A. from Columbia University.
Current/Past Public Company Boards:		Additional Information:
●	None	● Audit Committee Chairperson, financial expertise

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Table of Contents	OUR BOARD OF DIRECTORS

Sanford Fitch
Board Committee: None(1)
Director since: 2006
Experience and Qualification of Particular Relevance to Masimo:
Mr. Fitch’s financial background is extremely helpful to the Board and our Audit Committee. Mr. Fitch brings to us previous experience as a Chief Financial Officer for multiple companies over his long career, and as audit committee chairperson of public companies.

In addition to Mr. Fitch’s prior leadership and management experience working with medical technology companies, Mr. Fitch has considerable financial, auditing, risk management and corporate governance experience and he is an audit committee financial expert under the rules of the SEC, all of which enable him to make valuable contributions to the Board and the Audit Committee.

Career Highlights:
■	Iridex - (2004 - 2019)
	●	Audit Committee Chairman
	●	Member of the Compensation Committee
■	Foxhollow Technologies, Inc. - (2004 - 2007)
	●	Audit Committee Chairman
	●	Member of the Compensation Committee
■	Conceptus, Inc. - (1994 - 2004)
	●	Audit Committee Chairman
	●	Member of the Compensation Committee
	●	Chief Financial Officer
	●	Senior Vice President of Operations
■	Chief Financial Officer of several start-up technology companies - (1998 - 2002)
■	Chief Financial Officer of various public technology companies - (1983 - 2002)
Business Experience:		Education/Professional Background:
●	Medical device manufacturing	● B.S. Chemistry from Stanford University
● M.B.A. from Stanford University
Current Public Company Boards:		Additional Information:
●	None	● Financial expertise

______________
(1) Mr. Fitch’s service on the Audit Committee and as Audit Committee Chairperson ended on March 20, 2020.

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Table of Contents	OUR BOARD OF DIRECTORS

Thomas Harkin
Board Committees: Compensation Committee and Nominating, Compliance and Corporate Governance Committee
Director since: 2015
Experience and Qualification of Particular Relevance to Masimo:
Mr. Harkin’s experience in the Senate, and in particular his work on healthcare-related legislation, as well as his extensive understanding of the healthcare system in the U.S., bring a unique perspective and insight to the Board and the Compensation and Nominating, Compliance and Corporate Governance Committees.

Career Highlights:
■	U.S. Senate, Senator from Iowa - (1985 - 2015)
■	U.S. House of Representatives, Congressman from Iowa, 5th District - (1974 - 1984)
■	U.S. Navy - Lieutenant Commander
Business Experience:		Education/Professional Background:
●	Healthcare related legislation/government	●	B.S. Government and Economics from Iowa State University
		●	J.D. from The Catholic University of America’s Columbus School of Law
Current Public Company Boards:		Additional Information:
●	None	●	Nominating, Compliance and Corporate Governance Chairman

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Table of Contents	OUR BOARD OF DIRECTORS

Adam Mikkelson
Board Committees: Audit Committee, Compensation Committee and Nominating, Compliance and Corporate Governance Committee
Director since: 2016
Experience and Qualification of Particular Relevance to Masimo:
Mr. Mikkelson’s investment management experience allows him to provide additional insight to the Board on strategy and business decisions as well as make valuable contributions to the Audit, Compensation and Nominating, Compliance and Corporate Governance Committees. He is also an audit committee financial expert under the rules of the SEC.

Career Highlights:
■	Partner, Camber Capital Management, LLC - (2007 - 2015)
■	Datamonitor, plc
■	Leerink Partners
Business Experience:		Education/Professional Background:
●	Healthcare investment management, focusing on therapeutic and medical device sectors	● B.S. Business Administration from Boston University
● Financial expertise
Current Public Company Boards:
●	None

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Table of Contents	OUR BOARD OF DIRECTORS

Craig Reynolds
Board Committees: Compensation Committee and Nominating, Compliance and Corporate Governance Committee
Director since: 2014
Experience and Qualification of Particular Relevance to Masimo:
Mr. Reynolds’ experience with other medical device companies allows him to provide additional insight to the Board on strategy decisions as well as make valuable contributions to the Compensation and Nominating, Compliance and Corporate Governance Committees.

Career Highlights:
■	Ebb Therapeutics - (2011 - 2018)
	●	Chief Executive Officer
	●	Member of Board of Directors
■	Symmetry Surgical, Inc. - (2014 - 2016)
	●	Chairman
■	Vapotherm, Inc. - (2010 - Present)
	●	Member of Board of Directors
■	Philips-Respironics Home Health Solutions - (2008 - 2010)
	●	Chief Operating Officer
■	Respironics, Inc. - (1998 - 2008)
	●	Chief Operating Officer
■	Healthdyne Technologies, Inc. - (1981 - 1998)
	●	Chief Executive Officer
	●	Member of Board of Directors
	●	President of Healthdyne Homecare Division
	●	President of Healthdyne Cardiovascular Division
	●	Executive Vice President
Business Experience:		Education/Professional Background:
●	Hospital and home healthcare medical device manufacturer	● B.S. Industrial Management from Georgia Institute of Technology
● M.B.A. from Georgia State University
Current Public Company Boards:		Additional Information:
●	Vapotherm, Inc.	● Compensation Committee Chairperson

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Table of Contents	OUR BOARD OF DIRECTORS

Julie A. Shimer, Ph.D.
Board Committees: Audit Committee
Director since: 2019
Experience and Qualification of Particular Relevance to Masimo:
Dr. Shimer’s experience with other medical device companies allows her to provide insight to the Board on strategy decisions, as well as make valuable contributions to the Audit Committee. She is also an audit committee financial expert under the rules of the SEC.

Career Highlights:
■	Welch Allyn, Inc. - (2002 - 2012)
	●	Chief Executive Officer
	●	Member of Board of Directors
■	Netgear, Inc. - (2007 - 2019)
	●	Member of Board of Directors
■	Vocera Communications, Inc. - (2001 - 2007)
	●	President and Chief Executive Officer
	●	Member of Board of Directors
■	3Com Corporation, Inc. - (2000 - 2001)
	●	General Manager
■	Motorola Corporation, Inc. - (1993 - 1999)
	●	Senior Vice President
Business Experience:		Education/Professional Background:
●	International healthcare industry	● B.S. Physics from Rensselaer Polytechnic Institute
●	Medical device manufacturing	● M.S. and Ph.D. Electrical Engineering from Lehigh University
●	Telecommunication/Wireless connectivity	● Financial expertise
Current Public Company Boards:
●	Apollo Endosurgery, Inc. - (2018 - present)
●	Avanos Medical, Inc. (formerly known as Halyard Health) - (2014 - present)
●	Windstream Holdings, Inc. - (2017 - present)

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE GOVERNANCE AND BOARD MATTERS
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of our Board and our Code of Business Conduct and Ethics described below may be viewed on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.” Alternatively, you can request a copy of any of these documents free of charge by writing to our Corporate Secretary, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618.

CORPORATE GOVERNANCE PRACTICES
Our Board has adopted corporate governance guidelines to ensure that our Board will have the necessary authority and practices in place to exercise its duties and responsibilities, to review and evaluate our business operations as needed, to make decisions that are independent of our management and to serve the best interests of Masimo and our stockholders. These corporate governance guidelines provide a framework for the conduct of the Board’s business and provide that:

•	except in unusual circumstances, the positions of Chairman of our Board and CEO will be held by the same person;

•	ordinarily, directors should not serve on more than five boards of publicly-traded companies, including our Board, and all of our directors currently satisfy this requirement;

•
outside directors must own a minimum number of shares of our common stock (see “Non-Employee Director Compensation—Non-Employee Director Stock Ownership Policy” on page of this Proxy Statement for additional information); and

•
a non-employee director will not be nominated for re-election at the next annual meeting of stockholders for which his or her class of directors is up for election following his or her 15th anniversary of service on our Board, unless our Board waives this term limit with respect to such non-employee director as a result of its determination that such nomination is in the best interests of Masimo and its stockholders.

CHARACTERISTICS OF OUR BOARD - (EXCLUDING OUR CEO)

5

New directors joined the Board since 2014

5 year Board refreshment rate:

71%

13%

Women

Average tenure of our Board:

5.9

Years

Average age of our Board:

66

88%

Independent

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

CONSIDERATION OF DIRECTOR NOMINEES
Director Qualifications
The Board does not prescribe any minimum qualifications for director candidates. The Nominating, Compliance and Corporate Governance Committee may consider a potential director candidate’s experience, areas of expertise and other factors relative to the overall composition of our Board and its committees, including the following characteristics:

•	the highest ethical standards and integrity and a strong personal reputation;

•	a background that demonstrates experience and achievement in business, finance, technology, healthcare or other activities relevant to our business and activities;

•	a willingness to act on and be accountable for Board and, as applicable, committee decisions;

•	an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;

•	an ability to work effectively and collegially with other individuals;

•	loyalty and commitment to driving our success and increasing long-term value for our stockholders;

•	sufficient time to devote to our Board and, as applicable, committee membership and matters; and

•	meeting the independence requirements imposed by the SEC and Nasdaq.
Diversity of background, including diversity of gender, race, ethnic or national origin, and experience (including in business, finance, government, technology, healthcare or other activities relevant to our business) is also a relevant factor, as a diverse Board is more likely to reflect varying perspectives and a breadth of experience that will positively contribute to robust discussion at Board meetings.
The Nominating, Compliance and Corporate Governance Committee retains the right to modify these criteria from time to time.
Stockholder Nominations and Proxy Access
The Nominating, Compliance and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating, Compliance and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether a candidate was recommended by a stockholder or not. Stockholders may nominate directors for election if such stockholders satisfy the advance notice provisions set forth in our Bylaws. To be timely for our 2021 Annual Meeting of Stockholders, stockholders who wish to recommend individuals for consideration by the Nominating, Compliance and Corporate Governance Committee to become nominees for election to the Board at the 2021 Annual Meeting of Stockholders, must do so by delivering a written recommendation to the Nominating, Compliance and Corporate Governance Committee, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618, Attention: Corporate Secretary, no later than the close of business on March 6, 2021, and no earlier than February 4, 2021, unless the meeting date is more than 30 days before or after May 29, 2021, in which case the written recommendation must be received by our Corporate Secretary no later than the close of business on the later of (i) the 90th day before the 2021 Annual Meeting of Stockholders, or (ii) the 10th day following the day on which we first publicly announce the date of the 2021 Annual Meeting of Stockholders.
Each written recommendation must contain the following minimum information:

•	the name and address of the stockholder and any beneficial owner on whose behalf the nomination is being made;

•
the class, series and number of shares of Masimo, and any convertible securities of Masimo, that are beneficially owned by the stockholder and any beneficial owner on whose behalf the nomination is being made;

•
any proxy, contract, arrangement, understanding or relationship pursuant to which the stockholder and any beneficial owner on whose behalf the nomination is being made has the right to vote any of Masimo’s voting securities;

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•	any “short” interest in Masimo’s securities held by the stockholder and any beneficial owner on whose behalf the nomination is being made;

•	the proposed director candidate’s full legal name, age, business address and residential address;

•
complete biographical information for the proposed director candidate, including the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;

•	a description of the proposed candidate’s qualifications as a director;

•	the class and number of shares of Masimo that are beneficially owned by the proposed director candidate as of the date of the written recommendation; and

•
any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Director candidate recommendations from stockholders must include the written consent of each proposed nominee to serve as director if so elected. If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above, the Corporate Secretary will provide the foregoing information to the Nominating, Compliance and Corporate Governance Committee.
In October 2019, we amended our Bylaws to permit eligible stockholders to nominate candidates for election to the Board in accordance with procedures providing for proxy access (the “Proxy Access Bylaw”). The Proxy Access Bylaw may be used by an eligible stockholder, or a group of up to 20 eligible stockholders, who has continuously owned at least 3% of the outstanding shares of our common stock for at least the three years before, and including the day of the submission of the proxy access notice, who continues to hold the qualifying minimum number of shares through the date of the applicable annual meeting of stockholders, so long as the eligible stockholder(s) and the director nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. The Proxy Access Bylaw further provides that an eligible stockholder, or a group of eligible stockholders, may nominate up to the greater of (i) 25% of the total number of directors who are members of the Board as of the last day on which a proxy access notice may be submitted, or (ii) two directors, subject to reduction in the event a director has been elected to the Board through proxy access at one of the two immediately preceding annual meetings of our stockholders.
Stockholders who wish to recommend director nominees for inclusion in our proxy materials at the 2021 Annual Meeting of Stockholders in compliance with the Proxy Access Bylaw must do so by delivering a proxy access notice to be received by our Corporate Secretary no earlier than November 21, 2020, and no later than December 21, 2020. In the event that the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or after May 29, 2021, such proxy access notice must be received by the later of (i) 180 days prior to the 2021 Annual Meeting of Stockholders, or (ii) the 10th day following the date that the 2021 Annual Meeting of Stockholders is first publicly announced or disclosed.
Evaluating Nominees for Director
Our Nominating, Compliance and Corporate Governance Committee will consider director candidates that are recommended by members of the committee, other members of our Board, members of management, advisors and our stockholders who submit recommendations in accordance with the requirements set forth above. The Nominating, Compliance and Corporate Governance Committee may also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating, Compliance and Corporate Governance Committee, but has not done so to date. The Nominating, Compliance and Corporate Governance Committee will evaluate all candidates for director using the same approach regardless of who recommended them.
The Nominating, Compliance and Corporate Governance Committee will review candidates for director nominees in the context of the current composition of our Board and committees, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, the Nominating, Compliance and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board, the committees and Masimo, to maintain a balance of

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

knowledge, experience, diversity and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating, Compliance and Corporate Governance Committee may review such directors’ overall service to the Board, the committees and Masimo during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating, Compliance and Corporate Governance Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating, Compliance and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to the Board. Diversity of background, including diversity of gender, race, ethnic or national origin, and experience (including in business, finance, government, technology, healthcare or other activities relevant to our business) is also a relevant factor in considering nominees to the Board, as a diverse Board is more likely to reflect varying perspectives and a breadth of experience that will positively contribute to robust discussion at Board meetings.
The Nominating, Compliance and Corporate Governance Committee will evaluate each of the director candidates and recommend whether the Board should nominate the proposed director candidate for election by our stockholders.

BOARD LEADERSHIP STRUCTURE
Our Board believes that our CEO is best situated to serve as Chairman because he is the director who is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to ensure that the Board’s time and attention are focused on the most critical matters. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the CEO brings Company-specific experience and expertise. The Board believes that the combined role of Chairman and CEO facilitates information flow between management and the Board, which is essential to effective governance. We have no lead independent director.

BOARD’S ROLE IN RISK OVERSIGHT
Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is informed about such risks by the committees.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

INVESTOR FEEDBACK AND ENGAGEMENT
In an effort to foster direct, open and transparent communication with our investors and stockholders, Masimo’s leadership and investor relations team met with analysts and equity holders, as well as potential stockholders, at 13 conferences, seven roadshows and three bus tours during fiscal 2019. In addition, we hosted quarterly earnings calls, and also engaged with investors via phone calls, emails, at other industry events and held an in-house investor day at our corporate headquarters.
We value the feedback from our potential investors and stockholders. During fiscal 2019, members of the Board met with holders of approximately 9% of our outstanding shares. In addition, one or more members of management were involved in more than 9 in-person or telephonic meetings with stockholders representing more than 35% of our outstanding shares. These discussions covered topics such as long-term strategy, financial and operating performance, risk management and governance practices. We found these meetings to be informative, and they helped us shape our compensation programs, Board composition, and other strategic priorities.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE RESPONSIBILITY & SUSTAINABILITY
Under the guidance and supervision of the Board, we pursue the highest standards of corporate responsibility and sustainability, including how we support, protect and empower our employees, how we work with our customers, how we govern the Company and how we connect with our communities.

Environment
	●	We actively seek to decrease our energy consumption through the use of energy efficient fixtures and machinery, occupancy sensors, motion sensors, and automated lighting controls.	●	To reduce landfill waste, we recycle returned Masimo products to harness re-useable natural elements and materials to minimize raw material usage.

	●	We have installed solar photovoltaic panels on key facilities with sufficient capacity to supply our energy needs for lighting, HVAC, manufacturing needs and electric vehicle charging.	●	We have installed electric car charging stations at our headquarters and key facilities.
Minimizing our environmental impact

Supply Chain
	●	Suppliers are critical partners in the Masimo value supply chain. We are committed to efforts to prevent forced labor, human slavery and human trafficking where we operate.	●
We are committed to further improving our supply chain due diligence processes, driving accountability within the supply chain by leveraging the industry standard Responsible Mineral Initiative - Conflict Mineral Reporting Template and continuing our outreach efforts in order to further develop transparency in our supply chain and mitigate the risk that Masimo’s use of conflict minerals benefits or finances armed groups.

	●	Ethical sourcing is an important facet of our ethical conduct strategy. Our suppliers must acknowledge their commitment to our Supplier Code of Conduct.
Responsibility in supply chain

Workforce/Workplace
	●	We need great ideas, innovation and leadership to stay current and relevant.	●	We are committed to maintaining a safe workplace environment free from discrimination and harassment.

	●	We seek to retain our employees through fair and competitive compensation, benefits and challenging work experiences with increasing levels of responsibility.	●
We do not tolerate employment discrimination, based on race, religion, gender, age, marital status, national origin, sexual orientation, citizenship status, disability or other protected characteristics.

Building an innovative and diverse workforce
	●	More than 48% of our U.S. based workforce are minorities, including over 60% of our senior management team.

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CHARITABLE OUTREACH
Masimo strives to establish itself as the employer of choice for the workers on whom we depend. Throughout our history, we have routinely made contributions to civic, educational, charitable, cultural and other institutions that improve the quality of life and increase the resources of our surrounding communities.
We undertake our philanthropic activities both directly and indirectly through the non-profit organizations we support throughout the globe. We believe in being an active corporate citizen and, among other things, support programs, initiatives and research designed to improve patient safety and outcomes, promote efficient and cost-effective healthcare delivery, and provide advanced healthcare to people worldwide who may not otherwise have access to lifesaving technologies.

ADOPTION OF PROXY ACCESS
On October 24, 2019, our Board adopted the Proxy Access Bylaw, which permits eligible stockholders to nominate candidates for election to our Board. The Proxy Access Bylaw may be used by an eligible stockholder, or a group of up to 20 eligible stockholders, who has continuously owned at least 3% of the outstanding shares of our common stock for at least the three years before, and including the day of the submission of the proxy access notice, who continues to hold the qualifying minimum number of shares through the date of the applicable annual meeting of stockholders, provided that the eligible stockholder(s) and the director nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. The Proxy Access Bylaw further provides that an eligible stockholder, or a group of eligible stockholders, may nominate up to the greater of (i) 25% of the total number of directors who are members of our Board as of the last day on which a proxy access notice may be submitted, or (ii) two directors, subject to reduction in the event a director has been elected to our Board through proxy access at one of the two immediately preceding annual meetings of our stockholders. See “—Consideration of Director Nominees—Stockholder Nominations” on page 30 of this Proxy Statement for additional information regarding the Proxy Access Bylaw and deadlines for the 2021 Annual Meeting of Stockholders.

MEETINGS AND EXECUTIVE SESSIONS
Our Board meets on a regular basis throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. Our Board also holds special meetings, as required from time to time, when important matters arise requiring Board action between scheduled meetings. During fiscal 2019, our Board met five times. None of our directors attended fewer than 75% of the total number of meetings held by the Board and the committees (on which and for the period during which the director served) during fiscal 2019.
As required under applicable Nasdaq listing standards, our independent directors periodically meet in executive sessions at which only they are present.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

POLICY REGARDING BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS
It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders. We held one Annual Meeting of Stockholders in fiscal 2019, which was attended by Mr. Kiani.

INDEPENDENCE OF THE BOARD OF DIRECTORS
Our Board has the responsibility for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. As required under the Nasdaq rules, a majority of the members of our Board must qualify as “independent” as affirmatively determined by our Board. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent” including those set forth in applicable Nasdaq rules. Consistent with these considerations, after review of all relevant transactions or relationships between each director, and the director’s family members and Masimo, our senior management, and our independent registered public accounting firm, our Board has determined that all of our directors other than Mr. Kiani and Dr. Barker are independent, as that term is defined in Nasdaq Listing Rule 5605(a)(2).

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, executive officers and directors. The Code of Business Conduct and Ethics is available to stockholders on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.” If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents” and/or in our public filings with the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders of Masimo wishing to communicate with our Board or an individual director may send a written communication to the Board or such director, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618, Attention: Compliance Officer. Each communication must set forth:

•	the name and address of all the Masimo stockholders on whose behalf the communication is sent; and

•	the number of Masimo shares that are beneficially owned by the stockholders as of the date of the communication.
Each communication will be reviewed by Masimo’s Compliance Officer to determine whether it is appropriate for presentation to the Board or the individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. These screening procedures have been approved by a majority of the independent members of our Board. Communications determined by our Compliance Officer to be appropriate for presentation to the Board or such director will be submitted to the Board or the individual director on a periodic basis.

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In accordance with our Open Door Policy for Reporting Accounting, Audit, and Other Compliance Concerns, (the “Open Door Policy”), all communications directed to the Board, a committee of the Board or an individual director relating to accounting topics, internal accounting controls, or auditing matters involving the Company are forwarded to our Compliance Officer regardless of the method of communication, and then promptly and directly forwarded by the Compliance Officer to the Audit Committee or the Board, as appropriate. All communications directed to the Board, committee, or individual director that relate to non-financial matters (including, without limitation, purported or suspected violations of any law or regulation, our Code of Business Conduct and Ethics or other policies) will be forwarded to Masimo’s Compliance Officer, and, if the Compliance Officer deems the matter to be a potentially significant violation of law, the Code of Business Conduct and Ethics, or company policy, the Compliance Officer will promptly and directly forward the communication to the Nominating, Compliance and Corporate Governance Committee.

INFORMATION REGARDING BOARD COMMITTEES
Our Board has established a standing Audit Committee, Compensation Committee, and Nominating, Compliance and Corporate Governance Committee to devote attention to specific subjects and to assist it in the discharge of the Board’s responsibilities. All of these committees operate under a written charter adopted by our Board, each of which is available on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.” The following table provides committee membership and meeting information for fiscal 2019 for the Audit Committee, Compensation Committee and Nominating, Compliance and Corporate Governance Committee.

Committee Membership
Name	Independent	Audit	Compensation	Nominating, Compliance and Corporate Governance
Employee Director:
Joe Kiani	—	—	—	—
Non-Employee Directors:
Steven J. Barker, Ph.D., M.D.(1)(3)	—	—	—	—
H Michael Cohen(4)	◆	¬	—	—
Sanford Fitch(3)(5)	◆		—	—
Thomas Harkin	◆	—	✓	¬
Adam Mikkelson	◆	✓	✓	✓
Craig Reynolds	◆	—	¬	✓
Julie A. Shimer, Ph.D.(2)	◆	✓	—	—
Total meetings in fiscal 2019		5	4	2
______________

¬	Committee Chairperson. À Financial Expert. ✓ Member. ◆ Independent.

(1)
Dr. Barker has provided consulting services to Masimo since July 2013. He currently serves as our Chief Science Officer and Chairman of our Scientific Advisory Board and previously served as our interim Chief Medical Officer from July 2013 to March 2015.

(2)	Dr. Shimer has been a member of our Board since January 2, 2019. She was appointed to the Audit Committee on March 15, 2019.

(3)	Dr. Barker’s and Mr. Fitch’s service on the Board will cease when their current terms expire at the Annual Meeting.

(4)	Mr. Cohen was appointed Audit Committee Chairperson effective March 20, 2020.

(5)	Mr. Fitch’s service on the Audit Committee and as Audit Committee Chairperson ended on March 20, 2020.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

Audit Committee
We maintain a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.”
Our Board has determined that all members of the Audit Committee meet the criteria for independence and financial literacy under Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act and qualify as financial experts under the applicable Nasdaq and SEC rules.
Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

Members and Number of Meetings	Primary Committee Functions

Committee Members:(1)
● Appointing, retaining and determining the compensation of our independent registered public accounting firm;
● Overseeing and approving any proposed audit and permissible non-audit services provided by our independent registered public accounting firm;
● Reviewing at least annually the qualifications, performance and independence of our independent registered public accounting firm;
● Overseeing the relationship with our independent registered public accounting firm, including the rotation of the audit partners, as well as reviewing and resolving any disagreements between our management and ensuring discussions with our management and our independent registered public accounting firm relating to internal controls over financial reporting;
● Discussing with our management and our independent registered public accounting firm the design, implementation, adequacy and effectiveness of our internal controls;
● Reviewing and discussing with our management and our independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
● Overseeing and approving the annual Committee Report to be included in our annual public filings;
● Reviewing the quarterly earnings announcements and any other public announcements regarding our results of operations with our management;
● Reviewing and discussing reports from our independent registered public accounting firm relating to our critical accounting policies and practices;
● Establishing and overseeing the processes and procedures for the receipt, retention and treatment of any complaints regarding accounting, internal controls or audit matters, as well as the confidential and anonymous submissions by employees concerning questionable accounting, auditing and internal control matters;
● Investigating any matter brought to its attention, with full access to our books, records, facilities and employees, and with sole authority to select, retain and terminate any consultants, legal counsel or advisors to advise the Audit Committee; and
● Reviewing and evaluating, at least annually, the performance of the Audit Committee and its members, including compliance of the Audit Committee with its charter.

Mr. Cohen, Chairperson

Mr. Mikkelson
Dr. Shimer(2)
Mr. Fitch(3)

Number of Meetings:(4)
5

Attendance Rate:
100%

_____________
(1)    Our Board has determined that each of Messrs. Cohen and Mikkelson and Dr. Shimer is an audit committee financial expert, as defined under applicable SEC rules, and that Messrs. Cohen and Mikkelson and Dr. Shimer each meet the background and financial sophistication requirements under Nasdaq Listing Rule 5605(c)(2)(A). In making this determination, the Board made a qualitative assessment of Messrs. Cohen’s and Mikkelson’s and Dr. Shimer’s level of knowledge and experience based on a number of factors, including each of their respective formal education and experience.

(2) Dr. Shimer was appointed to the Audit Committee effective March 15, 2019.
(3) Mr. Fitch’s service on the Audit Committee and as Audit Committee Chairperson ended on March 20, 2020.
(4) Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

Compensation Committee
Our Board has adopted a written charter for the Compensation Committee that is available to stockholders on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.” The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. The Compensation Committee has the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any advisor to assist it in the performance of its duties, but only after taking into consideration factors relevant to the advisor’s independence specified in Nasdaq Listing Rule 5605(d)(3). The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any advisor retained by the Compensation Committee, and has sole authority to approve the advisor’s fees and the other terms and conditions of the advisor’s retention.
Our Board has determined that all members of our Compensation Committee meet the criteria for independence under Nasdaq Listing Rule 5605(a)(2) and Rule 10C-1 of the Exchange Act.

Members and Number of Meetings	Primary Committee Functions

Committee Members:
● Reviewing and approving our general compensation strategy;
● Establishing annual and long-term performance goals for our executive officers;
● Conducting and reviewing with the Board an annual evaluation of the performance of our CEO and other executive officers;
● Considering the competitiveness of the compensation of our executive officers;
● Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, and other compensation and benefit plans for our CEO and all other executive officers;
● Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change in control agreements and other material agreements between us, on the one hand, and any of our executive officers, on the other;
● Acting as the administering committee of our Board for our executive compensation and cash incentive plans and for any equity incentive plans, including establishing performance metrics, determining bonus payouts and granting equity awards to employees and executive officers;
● Providing oversight for our overall compensation plans and benefit programs;
● Reviewing and approving compensation programs as well as salaries, fees, bonuses and equity awards for the non-employee members of our Board;
● Reviewing and discussing with management, and recommending the annual Compensation Discussion and Analysis disclosure and the related tabular and narrative disclosures regarding named executive officer compensation included in our annual public filings;
● Overseeing and approving the annual Compensation Committee Report included in our annual public filings;
● Overseeing risks and exposures associated with executive compensation programs and arrangements, including incentive plans; and
● Reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members, including compliance of the Compensation Committee with its charter.

Mr. Reynolds, Chairperson
Mr. Harkin
Mr. Mikkelson

Number of Meetings:(1)
4

Attendance Rate:
100%

_____________
(1) The Compensation Committee meets from time to time during the year.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

The Compensation Committee has retained the services of Compensia, Inc. (“Compensia”) to assist the Compensation Committee in assessing and determining competitive compensation packages and to provide input on other executive compensation related matters. Compensia provides no other services to Masimo, and its sole relationship with Masimo is as an advisor to the Compensation Committee.
For more information regarding the Compensation Committee’s engagement of Compensia, see “Executive Compensation—Compensation Discussion and Analysis” starting on page 46.
The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our CEO. Our CEO may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except our CEO. The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2019 are described in greater detail in the “Compensation Discussion and Analysis” section of this Proxy Statement.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

Nominating, Compliance and Corporate Governance Committee
Our Board has adopted a written charter of the Nominating, Compliance and Corporate Governance Committee that is available to stockholders on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.” Our Board has determined that all members of our Nominating, Compliance and Corporate Governance Committee meet the criteria for independence under Nasdaq Listing Rule 5605(a)(2). The Nominating, Compliance and Corporate Governance Committee meets from time to time as it deems appropriate or necessary.

Members and Number of Meetings	Primary Committee Functions

Committee Members:
● Evaluating the composition, size, organization and governance of our Board and its committees, making recommendations to our Board about the appointment of directors to committees of our Board and recommending the selection of chairs of these committees to the Board;
● Reviewing and recommending to our Board director independence determinations made with respect to continuing and prospective directors;
● Reviewing and recommending to our Board “Section 16 officer” determinations with respect to our executive officers;
● Developing and recommending to our Board policies for considering director nominees for election to the Board;
● Identifying, reviewing, considering and evaluating candidates for election to the Board and recommending to the Board candidates to be nominated for election or incumbent directors to be nominated for re-election at each annual meeting of our stockholders or to fill any vacancies on the Board or any newly-created directorships;
● Overseeing our Board’s performance and annual self-evaluation process and evaluating the participation of members of the Board in continuing education activities in accordance with Nasdaq rules;
● Overseeing corporate governance;
● Overseeing our corporate compliance programs;
● Developing, and updating as necessary, a legal compliance and ethics program designed to evaluate, maintain and correct, when appropriate, our overall compliance with all federal and state rules and regulations and all of our codes of ethics and conduct;
● In consultation with the Audit Committee, reviewing and, if appropriate, updating or recommending to our Board updates to our existing procedures for the receipt, retention and treatment of reports or evidence of violations of any federal or state rules or regulations or of our codes of ethics and conduct; and
● Reviewing and evaluating, at least annually, the performance of the Nominating, Compliance and Corporate Governance Committee and its members, including compliance of the Nominating, Compliance and Corporate Governance Committee with its charter.

Mr. Harkin, Chairperson
Mr. Mikkelson
Mr. Reynolds

Number of Meetings:(1)
2

Attendance Rate:
100%

__________________
(1) The Nominating, Compliance and Corporate Governance Committee meets from time to time during the year.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

NON-EMPLOYEE DIRECTOR COMPENSATION
Our non-employee director compensation policy was adopted by the Board, after consultation with the Compensation Committee’s independent compensation consultant and consideration of market data for a group of peer companies (the “Non-Employee Director Compensation Policy”). During fiscal 2019, the Non-Employee Director Compensation Policy provided for the following compensation:

Compensation Item(s):	Annual Amount
Annual Cash Retainer(1)
Board Service	$70,000
Audit Committee	12,500
Compensation Committee	10,000
Nominating, Compliance and Corporate Governance Committee	5,000
Chairperson Additional Annual Cash Retainer(1)
Audit Committee	$12,500
Compensation Committee	10,000
Nominating, Compliance and Corporate Governance Committee	10,000
Equity Awards(2)(3)
Restricted Share Units	$180,000

______________

(1)	All annual cash retainers are payable on a quarterly basis in arrears.

(2)
Each year on the date of our annual meeting of stockholders, each non-employee director is granted an award of restricted share units (“RSUs”) with respect to shares of our common stock having a grant date fair value of $180,000, rounded down to the nearest whole share, which vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of stockholders.

(3)
The Non-Employee Director Compensation Policy also provides that all RSU awards granted to the non-employee directors pursuant to the policy will vest in full in the event of a change in control of Masimo.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board for the fiscal year ended December 28, 2019.

Fiscal 2019 Non-Employee Director Compensation Table:
Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)(3)	Option Awards(4)	All Other Compensation		Total
Steven J. Barker, Ph.D., M.D.	$70,000	$179,887	$—	$120,000	(5)	$369,887
H Michael Cohen	82,500	179,887	—	—		262,387
Sanford Fitch	95,000	179,887	—	—		274,887
Thomas Harkin	95,000	179,887	—	—		274,887
Adam Mikkelson	97,500	179,887	—	—		277,387
Craig Reynolds	95,000	179,887	—	—		274,887
Julie A. Shimer, Ph.D.(6)	79,375	179,887	—	—		259,262
______________

(1)
Our Chairman and CEO, Mr. Kiani, is not included in this table as he is an employee of Masimo and therefore receives no compensation for his service as a director. Mr. Kiani’s compensation is included in the “Summary Compensation Table” on page 71 of this Proxy Statement.

(2)
As of December 28, 2019, each of the listed non-employee directors held RSU awards with respect to 1,304 shares of our common stock, with the exception of H Michael Cohen and Julie A. Shimer, Ph.D., who each held none.

(3)
These amounts generally represent the aggregate grant date fair value of the RSU awards granted to each listed non-employee director in fiscal 2019, computed in accordance with Financial Accounting Standard Board Accounting Standard Codification Topic 718 (“ASC Topic 718”). These amounts do not represent the actual amounts paid to or realized by the directors during fiscal 2019. The value as of the grant date for the RSU awards is calculated based on the number of RSUs at the grant date market price and is recognized once the requisite service period for the RSUs is satisfied. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 18 to our Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Estimates-Share-Based Compensation,” included in our Annual Report on Form 10-K for the year ended December 28, 2019 that was filed with the SEC on February 19, 2020.

(4)
As of December 28, 2019, each of the listed non-employee directors held the following number of options: Steven J. Barker, Ph.D., M.D.—30,000; H Michael Cohen—0; Sanford Fitch—50,000; Thomas Harkin—0; Adam Mikkelson—0; Craig Reynolds—100,000; and Julie A. Shimer Ph.D.—0.

(5)	Consists of fees earned by Dr. Barker for non-employee consulting services provided to the Company.

(6)	Dr. Shimer was appointed to our Board effective January 2, 2019.

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Table of Contents	CORPORATE GOVERNANCE AND BOARD MATTERS

Fiscal 2020 Non-Employee Director Compensation Program Changes
Effective January 1, 2020, after consultation with the Compensation Committee’s independent compensation consultant and consideration of market data for a group of peer companies, our Compensation Committee adopted an amendment and restatement of the Non-Employee Director Compensation Policy (the “Amended Director Compensation Policy”). The Amended Director Compensation Policy is generally consistent with the Non-Employee Director Compensation Policy, except that the annual cash retainers for Board committee chairpersons were increased, and the chairpersons of each of the Board committees are no longer eligible to receive an annual cash retainer for general service as a member of the Board committee in addition to receiving the cash retainer for serving as the committee chairperson. The following table shows the differences between the Non-Employee Director Compensation Policy and the Amended Director Compensation Policy:

	Annual Amount
Compensation Item(s):	2019	2020
Annual Cash Retainer(1)
Board Service	$70,000	$70,000
Audit Committee (for 2020, excludes Chairperson)	12,500	12,500
Compensation Committee (for 2020, excludes Chairperson)	10,000	10,000
Nominating, Compliance and Corporate Governance Committee (for 2020, excludes Chairperson)	5,000	5,000
Committee Chairperson Annual Cash Retainer(1)
Audit Committee	$12,500	$25,000
Compensation Committee	10,000	20,000
Nominating, Compliance and Corporate Governance Committee	10,000	15,000
Equity Awards(2)(3)
Restricted Share Units	$180,000	$180,000
_________________

(1)	All annual cash retainers are payable on a quarterly basis in arrears.

(2)
Consistent with Non-Employee Director Compensation Policy, under the Amended Director Compensation Policy, each year on the date of our annual meeting of stockholders, each non-employee director will be granted an award of restricted share units (“RSUs”) with respect to shares of our common stock having a grant date fair value of $180,000, rounded down to the nearest whole share, which vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of stockholders.

(3)
Consistent with Non-Employee Director Compensation Policy, the Amended Director Compensation Policy also provides that all RSU awards granted to the non-employee directors pursuant to the policy will vest in full in the event of a change in control of Masimo.

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Table of Contents	AUDIT RELATED MATTERS

AUDIT RELATED MATTERS

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Grant Thornton LLP. The policy generally pre-approves specified services in the defined categories of audit, audit-related and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.
The Audit Committee has determined that the rendering of the services other than audit services by Grant Thornton LLP is compatible with maintaining the independent registered public accounting firm’s independence.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to Masimo for the fiscal years ended December 28, 2019 and December 29, 2018 by Grant Thornton LLP, our independent registered public accounting firm for such periods. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended
	December 28, 2019	December 29, 2018
Audit Fees(1)	$1,995,593	$2,111,428
Audit-Related Fees(2)	895,015	69,839
Tax Fees(3)	35,490	36,305
All Other Fees(4)	26,377	—
Total Fees	$2,952,475	$2,217,572
______________

(1)
Audit fees consist of fees billed for services rendered for the audit of our consolidated annual financial statements, including performance of the attestation procedures required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of fees for assurance and related services performed by our independent registered public accounting firm and include fees reasonably related to the performance of the audit of our U.S. retirement savings plan as well as due diligence services in connection with strategic investments and other merger and acquisition-related activities.

(3)	Tax fees consist of fees related to certain U.S. state and local tax preparation and consultation services.

(4)	All other fees primarily consist of fees associated with the reimbursement of out-of-pocket expenses related to certain legal matters.

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Table of Contents	AUDIT RELATED MATTERS

AUDIT COMMITTEE REPORT
Our Audit Committee is composed of “independent directors,” as determined in accordance with Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which may be viewed on our website at https://investor.masimo.com/governance/governance-documents/default.aspx under “Governance Documents.”
As described more fully in its charter, the purpose of the Audit Committee is to assist our Board with its oversight responsibilities regarding the integrity of our financial statements, assessing the independent registered public accounting firm’s qualifications and independence and the performance of the persons performing internal audit duties for us and the independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally-accepted auditing standards and issuing a report. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board for fiscal 2019.
The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Grant Thornton LLP, the independent registered public accounting firm;

•	discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and

•
received from Grant Thornton LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the applicable requirements of the Public Company Accounting Oversight Board and discussed Grant Thornton LLP’s independence with them.

In addition, the Audit Committee has met separately with management and with Grant Thornton LLP as part of the committee’s quarterly meetings.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 28, 2019 for filing with the SEC. The Audit Committee also has selected and engaged Grant Thornton LLP as Masimo’s independent registered public accounting firm for the fiscal year ending January 2, 2021, and is seeking ratification of the selection by Masimo’s stockholders.

Audit Committee
Mr. H Michael Cohen
Mr. Sanford Fitch(1)
Mr. Adam Mikkelson
Dr. Julie A. Shimer
__________________

(1)	Mr. Fitch’s service on the Audit Committee and as Audit Committee Chairperson ended on March 20, 2020.
This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

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Table of Contents	EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis may contain statements regarding future individual and Company performance targets and goals. Any targets and goals so disclosed are referenced in the limited context of Masimo’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. Masimo specifically cautions investors not to apply these statements to other contexts.
This Compensation Discussion and Analysis describes the compensation program for our Principal Executive Officer, Principal Financial Officer and the next three most highly-compensated Executive Officers of the Company for fiscal 2019 (our “Named Executive Officers” or “NEOs”). During fiscal 2019, these individuals were:

Name	Position(s)
Joe Kiani	Chief Executive Officer & Chairman of the Board
Micah Young	Executive Vice President, Chief Financial Officer
Bilal Muhsin	Chief Operating Officer
Tom McClenahan	Executive Vice President, General Counsel & Corporate Secretary
Anand Sampath	Executive Vice President, Operations & Clinical Research
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for fiscal 2019. It also provides an overview of our executive compensation philosophy and objectives. Finally, it analyzes how and why the Compensation Committee of our Board (the “Compensation Committee”) arrived at the specific compensation decisions for our executive officers, including our NEOs, for fiscal 2019, including the key factors that the Compensation Committee considered in determining their compensation.

COMPENSATION DISCUSSION & ANALYSIS TABLE OF CONTENTS

¡	Executive Summary	47
¡	Compensation Philosophy & Objectives	57
¡	Governance of Executive Compensation	59
¡	Individual Compensation Elements	62
¡	Other Compensation Policies and Practices	68
¡	Summary Compensation Table	73

EXECUTIVE SUMMARY
Our compensation programs are designed to attract and retain the most talented employees within our industry and motivate them to perform at the highest level while executing our long-term strategy. In order to retain and motivate this caliber of talent, the Compensation Committee is committed to promoting a performance-based culture. Compensation is tied to financial metrics that incentivize management to successfully deliver on the long-term strategy and our commitments to our stakeholders.

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Table of Contents	EXECUTIVE COMPENSATION

Fiscal 2019 Performance Highlights
The following represent a few financial and operational highlights of fiscal 2019 (these include GAAP and non-GAAP measures1):
In 2019, we experienced strong momentum in our business. Our global organization continued to execute on our strategy to deliver above-market growth and drive operational efficiencies throughout the business. Our product revenues increased 12.8% to $936.4 million, or 13.6% on a constant currency basis1, and we shipped a record number of noninvasive technology boards and monitors (which exclude handheld and finger oximeters). In addition, we delivered significant operating margin improvements and earnings per share (“EPS”) growth that exceeded expectations.
Our strong performance in 2019 demonstrates the significant progress that we are making to drive operational efficiencies throughout the business in order to achieve our long term goal of 30% operating margins. Most importantly, we are making this progress on the profitability front while at the same time increasing our R&D investment, increasing our strategic investments, improving the growth profile of the overall business and continuing to deliver innovative technologies to the marketplace.
Some of our notable fiscal 2019 financial and operational highlights included the following GAAP and non-GAAP measures1:

● Total revenues, including royalties and other revenue of $937.8 million, which significantly exceeded our original fiscal 2019 financial guidance of $912.0 million.
● Product revenue increased 12.8% to $936.4 million, or 13.6% on a constant currency basis[1], which significantly exceeded our original fiscal 2019 financial guidance of $912.0 million.
● Shipments of noninvasive technology boards and monitors increased 6.3% to 246,200.
● GAAP operating margin was 23.6%. ● Non-GAAP operating margin[1] was 24.0%.
● GAAP EPS was $3.44. ● Non-GAAP EPS[1] was $3.22.
● Free cash flow was $153.3 million.

____________

[1]	Non-GAAP financial measure - please see Appendix A to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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Table of Contents	EXECUTIVE COMPENSATION

Our financial performance in fiscal 2019 continues the strong financial performance that we have delivered over the previous three years, which is highlighted in the following charts ($ in millions, excluding per share amounts)1:
________________________

*	Constant currency growth

**	Reported growth

____________

[1]
Constant currency product revenue and non-GAAP EPS are non-GAAP financial measures - please see Appendix A to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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Table of Contents	EXECUTIVE COMPENSATION

Our 2019 Total Stockholder Return (“TSR”) of 47.2% reflects our strong fiscal 2019 financial results, outperforming the median TSR of the Nasdaq Composite and Nasdaq Medical Equipment indices:
Several widely accepted measures of operating performance reflect the strength of our fiscal 2019 financial performance on both an absolute and relative basis, as compared to other companies that comprised our fiscal 2019 compensation peer group, which included other publicly-traded companies classified as health care equipment and supplies companies in Global Industry Classification Standard Code 351010 (see “—Competitive Positioning” on page 60 of this Proxy Statement for a discussion of our fiscal 2019 compensation peer group). Such operating measures for the fiscal years ended nearest to December 28, 2019 were as follows:

Measures of Operating Performance	Masimo Performance	Percentile Ranking Versus Fiscal 2019 Compensation Peer Group Companies
Return on Equity	17%	86th
Return on Capital	17%	91st
Return on Assets	14%	92nd
Total Revenue Growth	9%	61st
Operating Margin	24.0%	92nd
We believe that our strong fiscal 2019 performance results reflect the continued attention and focus by our executive team on delivering financial results that reflect not only revenue growth, but also strong financial returns based on our assets, equity, and capital structure. In fact, our fiscal 2019 performance results placed Masimo above the 90th percentile of our compensation peer group for return on capital, return on assets and operating margin, with return on equity at the 86th percentile. We believe that our strong operating performance measures relative to our compensation peer group further demonstrates the success of our executive team’s efforts during fiscal 2019.

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Table of Contents	EXECUTIVE COMPENSATION

Results of Fiscal 2019 Stockholder Advisory Vote
At our 2019 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the fiscal 2018 compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). Our stockholders approved our Say-on-Pay proposal with approximately 85% of the votes cast in favor of the fiscal 2018 compensation of our named executive officers. While this represented an increase in support for our executive compensation program compared to our fiscal 2017 compensation program, our Board believes that it remains important to be responsive to feedback from our stockholders about our executive compensation program. During fiscal 2019, management and directors met with investors and stockholders with combined ownership of approximately 35% of the outstanding shares of our common stock and discussed our executive compensation program, long-term strategy and governance practices. These discussions, together with our fiscal 2018 Say-on-Pay results, indicated support for our 2018 compensation program and influenced our decision to maintain a consistent overall approach for fiscal 2019 compensation.

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Table of Contents	EXECUTIVE COMPENSATION

Fiscal 2019 Executive Compensation Program
As previously noted, the Compensation Committee values the feedback we receive from our stockholders. In 2017, in response to feedback received from our stockholders, the Compensation Committee implemented certain changes to our executive compensation program, which carried forward into fiscal 2018 and 2019, and which continue to align the compensation of our executive officers with both short-term and long-term performance that supports our long-term business strategy.

•
Annual Cash Incentives - The annual cash incentive plan is designed to provide performance-based compensation that will be earned only upon achieving various pre-established levels of Company financial performance. For fiscal 2019, the Compensation Committee selected 2019 Adjusted Product Revenue[2] and 2019 Adjusted Non-GAAP EPS[2] as the performance measures for the funding percentages, each weighted equally, as the Compensation Committee believes these performance measures directly support both our short-term strategy and our long-term objective of creating sustainable stockholder value.

•
Long-Term Incentive (“LTI”) Compensation - Equity Awards - The Compensation Committee believed that a one-year performance period was appropriate for the 2017 PSU awards in light of the transition to our new 2017 Equity Incentive Plan. However, to further align the compensation of our executive officers with long-term performance, the Compensation Committee decided to extend the performance period for the 2018 and 2019 PSU awards from one year to three years. Accordingly, the Compensation Committee granted LTI awards to our executive officers for fiscal 2019 consisting of the following mix of equity awards:

◦	25% in the form of stock options that vest annually over a five year period; and

◦
75% in the form of PSU awards that are earned, if at all, at the end of a three-year performance period based on our actual performance as measured against pre-established performance objectives. For the fiscal 2019 PSU awards, the Compensation Committee selected fiscal 2021 Adjusted Product Revenue[2] and fiscal 2021 Adjusted Non-GAAP Operating Margin[2] as the performance measures for the targeted PSU award percentages, each weighted equally.

Performance Stock Unit Awards
	2017	2018	2019	2020	2021	2022
2017 Grant	1-Year Performance Period	Vest(1)	Vest(1)	Vest(1)	Vest(1)
2018 Grant		3-Year Performance Period			Vest(2)(3)
2019 Grant			3-Year Performance Period			Vest(2)(4)
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(1)	The 2017 Grant vests annually at 20% per year through 2021.

(2)	Assumes that at least the threshold performance level is achieved.

(3)
The 2018 Grant will vest in fiscal 2021 based on actual performance during 2020. If performance objectives are achieved, the PSUs will vest on the date of the approval by the Audit Committee of the audit of our financial statements for fiscal 2020 (or such later date determined by the Compensation Committee).

(4)
The 2019 Grant will vest in fiscal 2022 based on actual performance during 2021. If performance objectives are achieved, the PSUs will vest on the date of the approval by the Audit Committee of the audit of our financial statements for fiscal 2021 (or such later date determined by the Compensation Committee).

Governance Practices for our Executive Compensation Programs
Our Compensation Committee is committed to ensuring that our executive compensation programs reflect sound compensation principles and compensation-related governance practices. The following actions have been taken by our Compensation Committee with respect to our executive compensation program since 2011:

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Effective Date of Response Fiscal Year	Corporate Governance or Compensation Practice	`	Issues Previously Raised in Stockholder Outreach or Corporate Governance Reviews	Our Response

2019	Proxy access		Absence of proxy access bylaws	Adopted proxy access bylaws

2018	Executive compensation		Equity compensation is not directly tied to long-term Company performance	Granted performance-based equity tied to three-year Company performance

2017	Executive compensation		Equity compensation includes a large discretionary component	Granted performance-based equity tied to defined target matrix

2016	Stockholders’ rights agreement		Presence of “poison pill” arrangement	Eliminated the “poison pill”
	Non-employee directors’ stock ownership policy		Absence of stock ownership policy for members of Board of Directors	Adopted stock ownership policy for non-employee members of our Board, which requires each non-employee director to own and hold shares of our common stock with a value equal to at least $250,000

2015	Term limits for service on Board of Directors		Absence of term limits for non-employee members of Board of Directors	Adopted term limit of 15 years for non-employee members of our Board
	Tax “gross-up” payments		Absence of formal policy restricting the provision of tax “gross-up” or similar payments in connection with a change in control of the Company
In addition, our CEO’s employment agreement, entered into in November 2015, eliminated similar tax “gross-up” provisions. After the elimination of this provision, there are no longer any “gross-up” provisions at the Company

2013	Executive stock ownership policy		Absence of formal stock ownership policy for executive officers
Adopted stock ownership policy for executive officers, which requires our CEO to own and hold shares of our common stock with a value equal to at least six times his annual base salary and our other executive officers to own and hold shares of our common stock with a value equal to the executive officer’s annual base salary

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2    Non-GAAP financial measure - please see Appendix B to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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Effective Date of Response Fiscal Year	Corporate Governance or Compensation Practice	`	Issues Previously Raised in Stockholder Outreach or Corporate Governance Reviews	Our Response

2012	Compensation recovery (“clawback”) policy		Absence of formal compensation recovery (“clawback”) policy	Adopted formal compensation recovery (“clawback”) policy for executive officers

2011	Tax “gross-up” payments		Absence of formal policy restricting the provision of tax “gross-up” or similar payments in connection with a change in control of the Company
Adopted formal policy providing that the Compensation Committee will no longer approve any arrangements with executive officers that include a tax “gross-up” or similar provision that results in the Company paying excise taxes on change in control payments

We continue to seek and value the opinions of our stockholders, as well as the insights gained from the discussions we have with specific stockholders. The Compensation Committee finds these discussions to be helpful as it considers and adopts compensation policies affecting our executive officers, including our NEOs. We will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year when making compensation decisions for our executive officers.
Fiscal 2019 NEO Compensation Highlights
The Compensation Committee took the following key actions for fiscal 2019 with respect to the compensation of our NEOs:

•
Base Salaries - We increased the annual base salaries of our NEOs, other than Messrs. Young and Muhsin, by 3.0%, which was consistent with the increases provided to our other employees as a whole. The base salary for Mr. Young was increased by 7.0% based on a review of market data from Compensia for similar roles and positions within our compensation peer group. In recognition of Mr. Muhsin’s promotion to the role of Chief Operating Officer, his base salary was increased by 22.8% based on a review of market data from Compensia for similar roles and positions within our compensation peer group. Please see “Base Salary” on page 61 of this Proxy Statement for additional information.

•
Annual Cash Incentives - Based on our Adjusted Product Revenues[2] and Adjusted Non-GAAP EPS[2] for fiscal 2019, we paid annual cash bonuses under our fiscal 2019 Executive Bonus Incentive Plan to our NEOs (other than our CEO) for fiscal 2019 ranging from $227,619 to $368,500, and an annual cash bonus to our CEO in the amount of $1,508,183.

•
Long-Term Incentive (“LTI”) Compensation - Equity Awards - In March 2019, we granted options to purchase shares of our common stock to each of our NEOs (other than our CEO) with a grant date fair value of $299,979 and an option to purchase shares of our common stock to our CEO with a grant date fair value in the amount of $2,999,997. In May 2019, we granted options to purchase shares of our common stock to Mr. Muhsin with a grant date fair value of $2,132,600 in connection with his promotion to Chief Operating Officer. In all cases, the exercise price was equal to the fair market value of our common stock on the date of grant.

In March 2019, we also granted PSU awards with a target grant date fair value of $899,924 to each of our NEOs (other than our CEO) and a PSU award with a target grant date fair value of $8,999,903 to our CEO.
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[2]	Non-GAAP financial measure - please see Appendix B to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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Total Target Compensation
We believe that our fiscal 2019 executive compensation was closely aligned with our stockholders’ interests. While base salary and an annual cash bonus opportunity focused on the achievement of shorter-term goals, our equity awards, in the form of options to purchase shares of our common stock and PSU awards, provided for a longer-term compensation structure to focus attention on our long-term operating results and promote retention. Most of the fiscal 2019 annual compensation of our executive officers was directly tied, through performance-based annual cash bonuses and LTI compensation in the form of stock options and PSU awards, to the achievement of financial and operating results that increased stockholder value.
The following charts show the mix of our CEO’s and, on average, each NEO’s target total direct compensation for fiscal 2019, consisting of base salary, a target annual cash bonus opportunity and the grant date fair value of the equity awards granted during the year:

Total long-term incentive compensation =	82.1%	Total long-term incentive compensation =	69.4%
Total “at risk” compensation =	92.4%	Total “at risk” compensation =	81.9%

As illustrated above, the target total direct compensation opportunities of our NEOs are directly linked to our financial performance. We believe that our executive officers’ interests were and continue to be aligned with those of our stockholders given that a substantial portion of their target total direct compensation was “at-risk” and variable commensurate with our financial performance. We also believe that our executive compensation program appropriately emphasized performance-based compensation that rewarded our executive officers for delivering financial, operational and strategic results that met or exceeded pre-established goals through our annual cash bonus plan and the PSU awards under our LTI compensation plans. In addition, we further aligned the interests of our executive officers with those of stockholders and our long-term interests through executive stock ownership requirements. As of the date of this Proxy Statement, each of our executive officers to whom such stock ownership requirements are applicable was in compliance with such requirements.

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Executive Compensation Policies and Practices
We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During fiscal 2019, we maintained the following executive compensation policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests:
What We Do

✓	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors who establish our compensation practices.

✓
Compensation Committee Retains an Independent Compensation Advisor. The Compensation Committee has engaged its own compensation consultant to provide information, analysis and other advice on executive compensation independent of management.

✓	Annual Executive Compensation Review. At least once a year, the Compensation Committee conducts a review of our compensation strategy.

✓
Compensation At-Risk - Pay For Performance. Our executive compensation program is designed so that a significant portion of our executive officers’ compensation is “at-risk” based on corporate performance, to align the interests of our executive officers and stockholders.

✓
Annual Compensation-Related Risk Assessment. The Compensation Committee considers our compensation-related risk profile to ensure that our compensation plans and arrangements do not create inappropriate or excessive risk and are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee has determined that there are no risks arising from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on the Company.

✓
Multi-Year Vesting Requirements. To align the interests of our executive officers and stockholders, the time-based stock-option awards granted to our executive officers vest over a five-year period. In 2019, we granted our executive officers PSU awards that will be earned, if at all, at the end of a three-year performance period based on our actual performance as measured against pre-established performance objectives relating to fiscal 2021 Adjusted Product Revenue[2] and fiscal 2021 Adjusted Non-GAAP Operating Margin[2].

✓
Compensation Recovery (“Clawback”) Policy. We have adopted a compensation recovery (“clawback”) policy, which enables our Board to recover incentive compensation (including gains from equity awards) from our current and former executive officers that is based on erroneous data, received during the three-year period preceding the date on which we become required to prepare an accounting restatement; and is in excess of what would have been paid if calculated under the restatement.

✓
Stock Ownership Policies. We have adopted stock ownership policies for our executive officers and the non-employee members of our Board under which they must accumulate and maintain, consistent with the terms of our stock ownership policy, shares of our common stock.  For additional information, see “Ownership Of Our Stock - Stock Ownership Policies” starting on page 90 of this Proxy Statement.

✓
Annual Stockholder Advisory Vote on Named Executive Officer Compensation. We conduct an annual stockholder advisory vote on the compensation of our NEOs. The Compensation Committee considers the results of this advisory vote during the course of its deliberations on our executive compensation program.

✓
Stockholder Engagement that Includes our Compensation Committee Chairperson. We engage with our stockholders on executive compensation matters and include our Compensation Committee Chairperson in these engagement activities.

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[2]	Non-GAAP financial measure - please see Appendix B to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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What We Do Not Do

✗	No Guaranteed Bonuses. We do not provide guaranteed bonuses to our executive officers.

✗
No Special Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our executive officers other than the plans and arrangements that are available to all employees. Our executive officers are eligible to participate in our defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), on the same basis as our other employees.

✗
No Hedging; Pledging Requires Pre-Approval. We prohibit our employees, including our executive officers, and the non-employee members of our Board from hedging our equity securities. In addition, all pledging of our equity securities by our executive officers and members of our Board must be pre-approved by the Compensation Committee and, as a condition to pre-approving any pledge of our equity securities, the executive officer or member of our Board seeking to pledge securities must clearly demonstrate his or her financial capacity to repay any loan for which securities will be pledged as collateral without resort to the securities to be pledged.

✗	No Tax Payments on Perquisites. We do not provide any tax reimbursement payments (including “gross-ups”) to our executive officers on any perquisites or other personal benefits.

✗
No Gross-Up Payments on Post-Employment Compensation Arrangements. We do not provide any tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

✗
No Stock Option Re-pricing. We do not permit options to purchase shares of our common stock to be re-priced to a lower exercise price without the approval of our stockholders. We have never repriced our stock options.

✗
No Evergreen Provisions. The 2017 Equity Plan does not contain an annual “evergreen” provision that increases the number of shares available for issuance each year. The 2017 Equity Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of shares that may be issued subject to awards under the 2017 Equity Plan.

COMPENSATION PHILOSOPHY AND OBJECTIVES
The primary objective of our executive compensation program is to attract and retain a talented, entrepreneurial and creative team of executives who will provide leadership for our success in driving our technologies and products to the broadest number of patients, and in turn, creating sustainable long-term value. We seek to accomplish this objective in a way that is aligned with the long-term interests of our stockholders.
Compensation Philosophy
We operate within a very complex business environment, which requires a very strong management team. Our business model requires our management team to be adept at developing competitive products and sales/marketing strategies to support multiple customers, including hospitals, alternate care facilities and original equipment manufacturers within multiple geographies. Many of our competitors have substantially greater capital resources, larger customer bases and larger sales forces than we do, and have ties with group purchasing organizations and other purchasers that are stronger than ours. In addition, the medical device industry is characterized by rapid product development and technological advances, which require our management team to be adept at managing these key areas of the business.

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As a result, the Compensation Committee believes that it is critical to attract, develop and retain a highly-qualified management team with the experience, knowledge, expertise and vision capable of not only operating, but also excelling, in this complex and competitive business environment, including competing against larger competitors and developing and commercializing new products, new and improved technologies and new applications for our existing technologies.
Compensation Objectives and Program Design
Our executive compensation program is intended to help us achieve and foster a goal-oriented, highly-motivated management team with a clear understanding of our business objectives and shared corporate values. To this end, the Compensation Committee believes that our executive compensation program should provide compensation that:

•	attracts and retains the best executive talent;

•	appropriately aligns our business objectives and stockholder interests;

•
maintains a reasonable balance across types and purposes of compensation, particularly with respect to fixed compensation objectives, short-term and long-term performance-based objectives and retention objectives;

•	motivates our executive officers to achieve our annual and long-term strategic goals and rewards performance based on the attainment of such goals;

•	appropriately considers risk and reward in the context of our business environment and long-range business plans;

•	recognizes individual value and contributions to our success;

•	considers but does not exclusively rely upon competitive market data; and

•	supports our succession planning objectives.
We seek to achieve these objectives in a way that is consistent with our long-term interests and our stakeholders, including our stockholders and employees. We structure the annual compensation of our executive officers, including our NEOs, using three principal elements: base salary, annual cash incentive opportunities and LTI compensation opportunities in the form of equity awards. While the pay mix may vary from year to year, the ultimate goal is to achieve our compensation objectives as described above. The relationships between each element and such compensation objectives are as follows:

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Type	Component	Objective
Fixed Compensation	Base Salary	●	Attract and retain talent
		●	Motivate strong business performance without encouraging excessive risk-taking

Performance-Based	Cash Incentives	●	Attract and retain talent
Compensation		●	Drive the achievement of key business results on an annual or multi-year basis
		●	Recognize individuals based on their contributions
		●	Performance-based and not guaranteed

	Equity Awards	●	Attract and retain talent
		●	Drive the achievement of key long-term business results on an annual or multi-year basis
		●	Directly tie the interests of executive officers to the interests of our stockholders
		●	Recognize individuals based on their continued contributions

GOVERNANCE OF EXECUTIVE COMPENSATION PROGRAM
Role of Compensation Committee
The Compensation Committee discharges the responsibilities of our Board relating to the compensation of our executive officers. The Compensation Committee consists of directors who are “independent” directors as required by the Nasdaq listing standards and Exchange Act Rule 10C-1, and “non-employee directors” for purposes of Exchange Act Rule 16b-3. During fiscal 2019, the Compensation Committee was comprised of Messrs. Harkin, Mikkelson and Reynolds (the current Chairperson of the Compensation Committee).
The Compensation Committee has responsibility for overseeing our compensation and benefits policies generally, and overseeing, evaluating and approving the compensation plans, policies, and programs applicable to our CEO, as well as our other executive officers, including our other NEOs. In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops recommendations, makes decisions that it believes advances our philosophy and reviews the performance of our executive officers when making decisions with respect to their compensation.

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The Compensation Committee reviews the base salary levels, annual cash bonus opportunities, and LTI compensation opportunities of our executive officers, including our NEOs, annually or more frequently as warranted. In making decisions about the compensation of our executive officers, the Compensation Committee relies on its general experience and subjective considerations of various factors, including the following:

•	our performance against the financial, operational and strategic objectives established by the Compensation Committee and our Board;

•	each individual executive officer’s skills, experience, and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

•	the scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group;

•
the performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

•	compensation parity among our executive officers;

•	our financial performance relative to our compensation and performance peers;

•	feedback from our investor outreach programs; and

•	with respect to his direct reports, the recommendations of our CEO.
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.
The Compensation Committee also considers the potential risks in our business when designing and administering our executive compensation program. We believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk.
The Compensation Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers, including our NEOs. Instead, in making its determinations, the Compensation Committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, as well as more broad-based compensation surveys to gain a general understanding of market compensation levels.
Role of Management
In discharging its responsibilities, the Compensation Committee works with members of our management team, including our CEO. The management team assists the Compensation Committee by providing information on the Company’s performance, as well as individual performance, market data and management’s perspective and recommendations on compensation matters.
The Compensation Committee solicits and reviews our CEO’s recommendations and proposals with respect to adjustments to annual cash compensation, LTI compensation opportunities, program structures and other compensation-related matters for our executive officers (other than with respect to his own compensation). The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and uses them as one factor in determining and approving the compensation for our executive officers. However, when the Compensation Committee sets the compensation for our CEO, he recuses himself from discussions regarding his own compensation. The Compensation Committee does not delegate any of its functions to others in deciding executive compensation.

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Role of Compensation Consultant
The Compensation Committee engages an independent compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its executive compensation review. The compensation consultant serves at the discretion of the Compensation Committee, which reviews the engagement annually.
Commencing in October 2016, the Compensation Committee retained Compensia, a national compensation consulting firm, to serve as its compensation advisor. During fiscal 2019, Compensia provided the following services to the Compensation Committee:

•	consulting with the Compensation Committee chairperson and other members between Compensation Committee meetings;

•
providing competitive market data based on the compensation peer group for our executive officer positions and evaluating how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

•	reviewing and analyzing the base salary levels, annual cash bonus opportunities, and LTI compensation opportunities of our executive officers;

•	assessing executive compensation trends within our industry, and providing updates on corporate governance and regulatory issues and developments;

•	reviewing the Compensation Discussion & Analysis in this Proxy Statement; and

•	assessing compensation risk to determine whether our compensation policies and practices are reasonably likely to have a material adverse impact on the Company.
Compensia did not provide any services to us other than the consulting services to the Compensation Committee.
The Compensation Committee regularly reviews the objectivity and independence of the advice provided by its compensation consultant to the Compensation Committee on executive compensation matters. During fiscal 2019, the Compensation Committee considered the six specific independence factors adopted by the SEC and Nasdaq in past years, determined that Compensia was still an independent advisor, and concluded that its work did not raise any conflicts of interest. During fiscal 2019, the total fees payable to Compensia were approximately $64,000.
Competitive Positioning
For purposes of comparing our executive compensation against the competitive market (Industry - health care equipment and supplies; Global Industry Classification Standard code 351010), the Compensation Committee reviews and considers the compensation levels and practices of a group of comparable companies. The companies in this compensation peer group for fiscal 2019 were approved on February 4, 2019 on the basis of their similarity to us in size, in terms of annual revenue and market capitalization.
In determining the fiscal 2019 compensation peer group, the Compensation Committee tried to select peer companies that resulted in us being near the median of the group in terms of both revenue and market capitalization. Our compensation peer group for fiscal 2019 was as follows:

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ABIOMED, Inc.	Hill-Rom Holdings, Inc.	OSI Systems, Inc.
Align Technology, Inc.	Hologic, Inc.	Penumbra, Inc.
Cooper Companies, Inc.	ICU Medical, Inc.	ResMed, Inc.
DENTSPLY SIRONA, Inc.	Integra LifeSciences Holdings Corp.	Teleflex, Inc.
Dexcom, Inc.	LivaNova PLC	Varian Medical Systems, Inc.
Globus Medical, Inc.	Merit Medical Systems, Inc.	West Pharmaceutical Services, Inc.
Haemonetics Corp.	NuVasive, Inc.
The companies included in the compensation peer group had median revenues of $1.4 billion, ranging from approximately $420 million to approximately $4.0 billion, based on the four fiscal quarters ended nearest to January 3, 2019, representing approximately 0.36 times to 3.44 times our last four quarters of revenue of approximately $860 million as of such date. In addition, the compensation peer group had a median market capitalization of $6.9 billion, ranging from approximately $1.3 billion to $17.1 billion, as of January 3, 2019, and representing approximately 0.84 times to 1.57 times our market capitalization of $6.9 billion as of such date.
To analyze the compensation practices of the companies in our compensation peer group, Compensia gathered data from public filings (primarily proxy statements). This market data was then used as a general external reference point for the Compensation Committee in assessing our current compensation levels for executive base salaries, annual cash bonus opportunities and total equity compensation targets.
The Compensation Committee reviews our compensation peer group periodically and makes adjustments to its composition as it considers necessary and appropriate, taking into account changes in both our business and the businesses of the companies in the peer group.

INDIVIDUAL COMPENSATION ELEMENTS
The specific elements of our executive compensation program for fiscal 2019 included base salary, annual cash incentive opportunities, LTI compensation opportunities in the form of equity awards, welfare and health benefits and post-employment compensation arrangements. We use short-term compensation, such as base salary and annual cash bonus opportunities, to motivate and reward our executive officers. We believe that, in addition to base salaries and annual cash bonus opportunities, LTI compensation opportunities, which in fiscal 2019 were provided in the form of options to purchase shares of our common stock and PSU awards that could be earned and settled for shares of our common stock, are an effective tool in attracting and retaining strong executive talent. A full description of each compensation element follows:
Base Salary
Base salary represents the fixed portion of the compensation of our executive officers, including our NEOs, and is an important element of compensation intended to attract and retain highly-talented individuals. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.
Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, prior salary level and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salaries of our executive officers annually and makes adjustments to base salaries as it determines to be necessary or appropriate.

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During fiscal 2019, the Compensation Committee reviewed the base salaries of our executive officers, including the NEOs, taking into consideration a competitive market analysis and the recommendations of our CEO, as well as the other factors described above. Following this review, the Compensation Committee approved a 3.0% base salary increase for executive officers other than Messrs. Young and Muhsin, which was consistent with the increases provided to our other employees as a whole. The base salary for Mr. Young was increased by 7.0% based on a review of market data from Compensia for similar roles and positions within our compensation peer group. In recognition of Mr. Muhsin’s promotion to the role of Chief Operating Officer, his base salary was increased by 22.8% based on a review of market data from Compensia for similar roles and positions within our compensation peer group. Please see “Base Salary” on page 63 of this Proxy Statement for additional information.
The base salaries of the NEOs for fiscal 2019 were as follows:

Name	Base Salary as of December 29, 2018	Base Salary as of December 28, 2019	Percentage Change
Joe Kiani	$1,092,728	$1,125,510	3.0%
Micah Young	401,500	429,605	7.0
Bilal Muhsin	447,784	550,000	22.8
Tom McClenahan	415,237	427,694	3.0
Anand Sampath	458,946	458,946	—
Annual Cash Incentive
In March 2019, the Compensation Committee approved the terms of the 2019 Executive Bonus Incentive Plan under which our NEOs are eligible to receive a cash bonus based on the achievement of Company performance goals. At the beginning of the year, the Compensation Committee approves funding percentages that include payout scenarios for various levels of Company financial performance. For 2019, the Compensation Committee selected Adjusted Product Revenue and Adjusted Non-GAAP EPS as the performance measures for the funding percentages, each weighted equally, as the Compensation Committee believes these performance measures directly support both our short-term strategy and our long-term objective of creating sustainable stockholder value.
For purposes of calculating the performance achievement and funding percentages for 2019, the Compensation Committee determined that the performance measures would be adjusted to exclude the impact of foreign currency fluctuations. The purpose of these adjustments is to ensure the measurement of performance reflects factors that management can directly control and that payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operations of the business.
The table below sets forth the Adjusted Product Revenue and Adjusted Non-GAAP EPS performance goals and funding percentages at the threshold, target and maximum funding levels for 2019, as well as the actual performance results:

Metric	Weighting	Target Goal	Actual Performance	Achievement %(1)			Payout %(1)			Weighted Result
				Threshold	Maximum	Actual Performance	Minimum	Maximum	Actual Performance
Adjusted Product Revenue	50%	$912.0	$936.1	90%	110%	103%	0%	200%	126%	134%
Adjusted Non-GAAP EPS	50%	$3.08	$3.21	90%	110%	104%	0%	200%	142%
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(1)	Pursuant to the 2019 Executive Bonus Incentive Plan, payouts for achievement levels between the threshold and maximum were based on a linear interpolation between points along the funding curve.

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For 2019, we reported Adjusted Product Revenue2 of $936.4 million and Adjusted non-GAAP EPS2 of $3.22. Excluding the impact of foreign exchange fluctuations versus the plan, we achieved Adjusted Product Revenue2 of $936.1 million and Adjusted Non-GAAP EPS2 of $3.21, which in each case was above the 2019 bonus plan targets. Based on the funding table for the 2019 bonus plan, the Compensation Committee approved a funding percentage of 134% of target for the 2019 Executive Bonus Incentive Plan, which is the average of the actual performance percentages achieved for Adjusted Product Revenue2 and Adjusted Non-GAAP EPS2 for fiscal 2019.
The following is a summary of the target annual cash bonus opportunities, the actual annual 2019 bonus awards for the NEOs and a comparison relative to their target awards:

Name	Base Salary as of December 28, 2019	2019 Target Cash Bonus (% of Base Salary)	2019 Target Cash Bonus Amount	2019 Actual Cash Bonus Amount	2019 Award (% of Target)
Joe Kiani	$1,125,510	100%	$1,125,510	$1,508,183	134%
Micah Young	429,605	50	214,803	287,836	134
Bilal Muhsin	550,000	50	275,000	368,500	134
Tom McClenahan	427,694	50	213,847	286,555	134
Anand Sampath	458,946	50	229,473	307,494	134

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Table of Contents	EXECUTIVE COMPENSATION

Long-Term Incentive (“LTI”) Compensation - Equity Awards
The Compensation Committee believes LTI compensation in the form of equity awards provides an incentive for our executive officers, including our NEOs, to focus on driving increased stockholder value over a multi-year period, serves as a reward for appreciation in our stock price and long-term value creation, and enables us to achieve our retention objectives.
Furthermore, the Compensation Committee believes that stock options and PSU awards are effective tools for increasing long-term stockholder value for several reasons. In the case of stock options, they only have value to the extent that the market price of our common stock price appreciates above the option exercise price, thereby driving value over the vesting period. In the case of PSU awards, the value of the award fluctuates based on our achievement of pre-established performance objectives over the multi-year performance period.
To directly align LTI awards with stockholder value, the Compensation Committee awarded 2019 LTI awards to our NEOs in the form of stock options (25% of total target award value) and PSUs (75% of target award value). The following is a summary of the annual 2019 LTI awards for the NEOs.

		Stock Options			PSUs
Name	Total 2019 LTI Target Award Value	Options to Purchase Shares of Common Stock (number of shares)		Options to Purchase Shares of Common Stock (total fair value at grant date)(1)	PSUs at Target (number of shares granted)(3)	PSUs at Target (grant date fair value)(4)
Joe Kiani	$11,999,900	72,355	(2)	$2,999,997	$67,415	$8,999,903
Micah Young	1,199,903	7,235	(2)	299,979	6,741	899,924
Bilal Muhsin	3,332,503	57,235	(5)	2,432,579	6,741	899,924
Tom McClenahan	1,199,903	7,235	(2)	299,979	6,741	899,924
Anand Sampath	1,199,903	7,235	(2)	299,979	6,741	899,924

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[2]	Non-GAAP financial measure - please see Appendix B to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

______________

(1)
Amounts set forth in this column reflect the grant date fair value of the option awards, computed in accordance with ASC Topic 718. All of these amounts reflect certain assumptions with respect to the option awards and do not necessarily correspond to the actual value that will be recognized by our NEOs. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 18 of the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2019 that was filed with the SEC on February 19, 2020 for a discussion of the assumptions made in determining the grant date fair value of the stock options.

(2)	The 2019 stock option awards were granted on March 15, 2019.

(3)
Reflects the target number of shares subject to PSUs, assuming all performance goals and other requirements are met. As described below, the PSUs earned will range from 50% to 200% of target based on the achievement of performance goals, which vest in the form of shares of our common stock following the conclusion of the three-year performance period.

(4)
The 2019 PSU awards were granted on March 15, 2019. The number of shares was determined by dividing the economic value by the closing stock price per share of $133.50 on the date of grant. Any calculation that results in a fractional share was rounded down to the nearest whole share.

(5)
Mr. Muhsin was granted option awards to purchase 7,235 and 50,000 shares of common stock on March 15, 2019 and May 9, 2019, respectively, vesting 20% per year over five years with an exercise price equal to the fair market value of common stock at the date the respective option was granted. The 50,000 options granted to Mr. Muhsin on May 9, 2019 were awarded in connection with his promotion to Chief Operating Officer, changes in the executive team’s reporting structure, realignment of management functions and annual performance achievement.

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Table of Contents	EXECUTIVE COMPENSATION

The table below sets forth the 2019 LTI award type, purpose, performance goals and vesting terms.

LTI Award Type	Purpose	Performance Goal(s)	Vesting Terms
Stock options (25% of total target value)	Retain and reward executives for driving long-term stockholder value	Increase in stockholder value (market valuation)	Vest annually over a five year period (20% per year)
PSUs (75% of total target value)	Retain and reward executives for the achievement of multi-year performance goals	2021 Adjusted Product Revenue[2] and 2021 Adjusted Non-GAAP Operating Margin[2]	Vest in 2022 with opportunity that ranges from 50% - 200%
The Compensation Committee selected 2021 Adjusted Product Revenue2 and Adjusted Non-GAAP Operating Margin2 as the primary performance metrics for the 2019 PSU awards because it believes management should be incentivized to provide multi-year revenue results and operating margin expansion that deliver long-term stockholder value creation. Furthermore, the Compensation Committee believes that it has set challenging, yet attainable, forward-looking 2021 Adjusted Product Revenue2 and Adjusted Non-GAAP Operating Margin2 goals.
The Compensation Committee believes that the current LTI equity award structure focuses our NEOs on driving increased stockholder value over a multi-year period and enables us to achieve our retention objectives, while maintaining a conservative approach to overall share usage. As a result, our company-wide equity burn rate was low in 2016, 2017, 2018 and declined even further in 2019.
Welfare and Health Benefits
Our NEOs participate in our employee benefit plans on the same terms as all of our other eligible employees.
We maintain a tax-qualified Code Section 401(k) defined contribution plan in which all of our employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service, are entitled to participate. Employees may contribute their own funds on a pre-tax basis.
The plan permits us to make matching contributions and we have historically provided employer contributions that match eligible employee contributions (“employer matching contributions”), generally limited to 3% of the compensation that can be taken into account for this purpose under federal law.
Employer matching contributions vest 50% when an employee has been employed for two years, and vest an additional 25% for each additional year of service until fully vested after four years of eligible employment.
In addition, we provide health care, dental, vision and life insurance, health savings account (“HSA”) employer contributions, an employee assistance plan and both short-term and long-term disability, accidental death and dismemberment benefits to all full-time employees. These benefits are subject to applicable laws and at benefit levels that we believe are generally consistent with the benefits of companies with which we compete for talent.
Perquisites and Other Personal Benefits
Generally, we provide perquisites and other personal benefits to our executive officers, including our NEOs, in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.
In addition, under the Amended CEO Agreement (as defined below), we reimburse our CEO for all reasonable travel and lodging expenses, which include travel and hospitality expenses for first class travel and accommodations, including travel by private or chartered aircraft, for his family and household members if they accompany him during business travel. Our Board believes that these arrangements are appropriate because of the extensive travel requirements of our CEO’s position.
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[2]	Non-GAAP financial measure - please see Appendix B to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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Table of Contents	EXECUTIVE COMPENSATION

We also have established a security program for our CEO that provides physical and personal security services as they may, from time to time, be deemed necessary. This security program is not limited to providing security services at business facilities or functions or during business-related travel and may include providing security services during certain non-business occasions, including at his primary residence and during personal travel. Our Board does not consider any of these security services to be a personal benefit as the requirement for this occasional security is directly the result of his role as our CEO. As our CEO, Mr. Kiani’s personal safety is vital to our continued success.
We own one aircraft to facilitate the business travel of our executive officers and certain other employees. In general, our employees are not permitted to use the aircraft for personal travel. In fiscal 2017, we entered into an aircraft time share agreement with Mr. Kiani, pursuant to which we have agreed to make our aircraft available to Mr. Kiani from time to time for lease on a time sharing basis. Under this agreement, Mr. Kiani reimburses us for incremental costs incurred in connection with his personal use of our aircraft, in accordance with Federal Aviation Administration requirements.
We have reported the actual amounts that we have paid for our CEO’s family and household members to accompany him during his business travel and for his security arrangements that were not security arrangements provided at our business facilities in the “All Other Compensation” column in the Fiscal 2019 Summary Compensation Table in this Proxy Statement.
Post-Employment Compensation
Each of our NEOs, other than our CEO, is eligible to participate in our 2007 Severance Protection Plan (the “Severance Plan”) pursuant to a written severance agreement that they have executed with us. The Severance Plan provides these NEOs with specified payments and benefits in the event of certain terminations of employment or a change in control of Masimo or both. Our CEO’s post-employment compensation arrangements are set forth in the Amended CEO Agreement and are described in the section entitled “Employment Arrangements with Named Executive Officers - Employment Agreement with Mr. Kiani” starting on page 77 of this Proxy Statement.
We believe that having in place reasonable and competitive post-employment compensation arrangements is essential to attracting and retaining highly-qualified executive officers. Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave the Company under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.
We also believe that these arrangements are designed to align the interests of our executive officers and our stockholders when considering our long-term future. The primary purpose of these arrangements in the case of a change in control of the Company is to keep our most senior executive officers focused on pursuing all corporate transaction activities that are in the best interests of our stockholders, regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive officer and our stockholders. Further, we believe that these arrangements are necessary to offer compensation packages that are competitive with the market.
For information on the employment arrangements for our CEO and other NEOs, as well as an estimate of the potential payments and benefits payable under these arrangements as of the end of fiscal 2019, see “—Employment Arrangements with Named Executive Officers” in this Proxy Statement.

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Table of Contents	EXECUTIVE COMPENSATION

OTHER COMPENSATION POLICIES AND PRACTICES
Equity Awards Grant Policy
Equity awards granted to newly-hired employees are effective as of the later of the date the individual commences work or service with us or the grant approval date. Equity awards granted to existing employees and others providing services to us are effective as of the grant approval date. The terms of each equity award, including the date of grant, the corresponding exercise, purchase or base price, the vesting conditions, the term of such award, and the number of shares of our common stock subject to such award, as applicable, are approved by our Board, the Compensation Committee, or the non-officer equity award committee (as defined in the policy), as applicable. In addition, the exercise price for options to purchase shares of our common stock may not be less than the fair market value of our common stock as of the close of business on the effective date of the option.
Compensation Recovery (“Clawback”) Policy
We maintain a compensation recovery (“clawback”) policy that provides that in the event we are required to restate our financial statements as a result of “material noncompliance” with the financial reporting requirements under the securities laws, we will recover from our current and former executive officers any incentive-based compensation (including stock options) that is:

•	based on erroneous data;

•	received during the three-year period preceding the date on which we become required to prepare an accounting restatement; and

•	in excess of what would have been paid if calculated under the restatement.
We intend to review the terms of our policy once the SEC adopts final regulations implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and, if necessary, will revise our policy to conform to such regulations.
Policy Prohibiting Tax “Gross-Up” Payments
We maintain a policy governing the inclusion of tax “gross-up” provisions in agreements with our executive officers. Under this policy, the Compensation Committee will not approve any employment or other agreement or arrangement with any of our executive officers that includes a tax “gross-up” or similar provision that would require payments by us to an executive officer be made in the full amount, free of any deductions or withholdings, and without exercising any right of set-off, in connection with a change in control of the Company. Our policy also provides that the Compensation Committee will not approve an amendment to extend the term of any current employment or other agreement or arrangement between us and any executive officer if such agreement or arrangement includes a tax “gross-up” or similar provision. Currently, we have no agreements or arrangements in place with any executive officer that require or provide for a tax “gross-up” or similar payment.
Under our Severance Plan in which our NEOs other than our CEO participate, the plan administrator has the right to reduce any change in control severance payment or benefits payable to an executive officer to avoid triggering any “excess parachute payments” under Sections 280G and 4999 of the Code.

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Hedging and Pledging Policies
Our Insider Trading Policy prohibits our employees, including our executive officers, and the non-employee members of our Board from engaging in “short sales” of our equity securities and from engaging in hedging transactions involving our equity securities. Further, our Insider Trading Policy restricts our employees, including our executive officers, and the non-employee members of our Board from pledging our equity securities as collateral for a loan or otherwise unless the transaction is pre-cleared by our Insider Trading Compliance Officer. Further, as a condition of pre-approving any pledge of our equity securities, the executive officer or member of our Board seeking to pledge securities must clearly demonstrate his or her financial capacity to repay any loan for which securities will be pledged as collateral without resort to the securities to be pledged.
As of March 30, 2020, an aggregate of 400,000 shares of our common stock owned by a family trust and beneficially owned by our CEO were pledged as collateral for a personal loan. In addition to obtaining pre-clearance from our Insider Trading Compliance Officer, our CEO sought and received the approval of the Compensation Committee prior to entering into this transaction in 2013. When requesting such pre-clearance, Mr. Kiani explained that, without the ability to pledge these shares, certain of his family’s financial planning objectives would need to be satisfied through the sale of shares of Masimo common stock held by his family trust and that he did not want to diminish his shareholdings. The Compensation Committee considered Mr. Kiani’s request and, as part of that consideration, noted that his beneficial stock ownership in the Company, even without taking into account the pledged shares, would still greatly exceed the number of shares that Mr. Kiani would be required to hold under our stock ownership policy. The Compensation Committee concluded that continued ownership of the pledged shares by Mr. Kiani’s family trust further aligned Mr. Kiani’s interests with the long-term interests of our stockholders. In light of these facts, the Compensation Committee concluded that approving the pledge was consistent with stockholder interests.
In addition, subsequent to March 30, 2020, an aggregate of 65,000 shares of our common stock owned by a family trust and beneficially owned by Mr. Yongsam Lee, a member of our executive team, were pledged as collateral for a personal loan. In connection with such pledge, Mr. Lee obtained the approval of the Compensation Committee prior to entering into this transaction. When requesting such pre-clearance, Mr. Lee explained that, without the ability to pledge these shares, certain of his family’s financial planning objectives would need to be satisfied through the sale of shares of Masimo common stock held by his family trust and that he did not want to diminish his shareholdings. The Compensation Committee concluded that continued ownership of the pledged shares by Mr. Lee’s family trust further aligned Mr. Lee’s interests with the long-term interests of our stockholders. In light of these facts, the Compensation Committee concluded that approving the pledge was consistent with stockholder interests.

TAX AND ACCOUNTING CONSIDERATIONS
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code (“Section 162(m)”) disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer, the chief financial officer and three other most highly-compensated executive officers in any taxable year. In making compensation decisions, the Compensation Committee considered the potential effects of Section 162(m) on the compensation paid our executive officers who are subject to the deduction limit (the “covered executives”). The exemption from Section 162(m)’s deduction limit for performance-based compensation was generally repealed for taxable years beginning after December 31, 2017, such that compensation paid to our covered officers in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
To maintain flexibility in compensating the NEOs in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation payable to the covered executives must be deductible for federal income tax purposes. Accordingly, the Compensation Committee may, in its judgment, approve compensation for our executive officers that does not comply with an exemption from the deduction limit when it believes that such compensation is in the best interests of the Company and our stockholders.

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The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in non-deductible compensation expenses.
Accounting for Stock-Based Compensation
We follow ASC Topic 718 for our stock-based compensation awards. ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards granted to our employees and the non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
To calculate the fair value of options to purchase shares of our common stock, we use the Black-Scholes-Merton option pricing model which requires the input of several subjective assumptions. These assumptions include estimating the length of time recipients will retain their vested options before exercising them, the estimated volatility of our stock price over the expected option term, and the number of shares of our common stock subject to options that will ultimately be forfeited prior to meeting their vesting requirements. The fair value of the options granted to our employees and the non-employee members of our Board are expensed over the requisite service period of each option, which is the vesting period, using a straight-line attribution method.
The fair value of RSU awards is calculated based upon the closing market price of our common stock on the date of the grant or any “modification” to the grant, as that term is defined under ASC Topic 718. The fair value of the time-based RSU awards granted to our employees and the non-employee members of our Board are expensed over the requisite service period of each award, which is the vesting period, using the straight-line attribution method.
The fair value of PSU awards is calculated based on the closing price of our common stock on the date of grant. The actual stock-based compensation expense is dependent on the number of PSUs that are ultimately awarded, not the number of PSUs granted. As a result, we are required to estimate, based on our best judgment, the number of PSUs that will ultimately be awarded. In fiscal 2019, the cost of the estimated PSU awards was expensed pursuant to the “graded” vesting concept whereby a higher amount of amortization expense is incurred in the early portion of the vesting period, as compared to the later part of the period. This is required in an attempt to separate the performance period of the award as compared to the retention period of the award.
With respect to the RSU award covering 2.7 million shares of our common stock granted to our CEO as part of the terms of the Amended CEO Agreement (the “Award Shares”), this RSU award vests only in the event of a Qualifying Termination (see “— Employment Arrangements with Named Executive Officers — Employment Agreement with Mr. Kiani” on page 77 of this Proxy Statement for details). Accordingly, and in accordance with ASC Topic 718, we will only recognize compensation expense for this contingent stock award at the time of a change of control of the Company or when it is determined that the occurrence of a Qualifying Termination is “probable.” Should this occur, in accordance with applicable accounting standards, the amount of compensation expense that will be recognized will be based upon the fair value of the RSU award on the date of grant. At the present time, we do not believe that an occurrence of a Qualifying Termination is “probable” and as a result, no stock-based compensation expense has been recorded related to this RSU award.

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While the Compensation Committee considers the expense impact under ASC Topic 718 as one of the factors in granting equity awards, it also considers the importance of aligning the interests of our executive officers with the interests of our stockholders, the retentive value of equity awards and other factors, and makes its decisions regarding equity awards based on its evaluation of such factors.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 28, 2019.

Compensation Committee
Mr. Craig Reynolds
Mr. Thomas Harkin
Mr. Adam Mikkelson
This foregoing Compensation Committee report is not “soliciting material”, is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

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Table of Contents	EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal 2019, our Compensation Committee consisted of Mr. Harkin, Mr. Mikkelson and Mr. Reynolds (the current Chairperson of the Compensation Committee). There are no relationships between the current members of the Compensation Committee and our executive officers of the type contemplated in the SEC’s rules requiring disclosure of “compensation committee interlocks.” None of the current members of the Compensation Committee is our employee and no current member has been an officer of Masimo at any time.
Cercacor Laboratories, Inc.
Cercacor Laboratories, Inc. (“Cercacor”) is an independent entity spun off from us to our stockholders in 1998. Joe Kiani, our Chairman and CEO, is also the Chairman and Chief Executive Officer of Cercacor and a member of the board of directors of Cercacor.
We are a party to a cross-licensing agreement with Cercacor, which was amended and restated effective January 1, 2007 (the “Cross-Licensing Agreement”), that governs each party’s rights to certain of the intellectual property held by the two companies. To date, we have developed and commercially released devices that measure carbon monoxide, methemoglobin and hemoglobin using licensed rainbow® technology. Pursuant to the Cross-Licensing Agreement, we are currently subject to certain specific minimum royalty payment obligations of $5.0 million per year. Actual aggregate royalty payment liabilities were $12.1 million for fiscal 2019.
We also entered into a Services Agreement with Cercacor effective January 1, 2007 (the “Services Agreement”), which governs certain general and administrative services we provide to Cercacor. Pursuant to the Services Agreement, Cercacor paid us $0.2 million for general and administrative services in fiscal 2019.
In December 2019, we entered into a new lease agreement with Cercacor for approximately 34,000 square feet of office, research and development space at one of our owned facilities in Irvine, California (“Cercacor Lease”). The Cercacor Lease expires on December 31, 2024. In March 2016, we entered into a sublease with Cercacor, pursuant to which we subleased approximately 16,830 square feet of excess office and laboratory space located at 40 Parker, Irvine, California to Cercacor (“Cercacor Sublease”). The Cercacor Sublease began on May 1, 2016 and expired on December 15, 2019. We recognized approximately $0.4 million of combined lease and sublease income pursuant to the Cercacor Lease and Cercacor Sublease during fiscal 2019.

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Table of Contents	EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation earned during the fiscal year ended December 28, 2019 by our CEO, our CFO and our three other most highly compensated executive officers who were employed with us as of December 28, 2019, the last day of our 2019 fiscal year. We refer to these individuals collectively as our NEOs. We generally pay bonuses in the year following the year in which the bonus was earned.

Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
Joe Kiani	2019	$1,109,119	$—	$8,999,903	$2,999,997	$1,508,183	$378,899	(3)	$14,996,101
Chief Executive Officer & Chairman of the Board	2018	1,139,855	—	8,999,934	2,984,635	1,595,383	327,349		15,047,156
	2017	1,045,450	—	9,087,000	2,845,199	1,060,900	152,306		14,190,855

Micah Young	2019	415,553	—	899,924	299,979	287,836	9,984	(4)	1,913,276
Executive Vice President, Chief Financial Officer	2018	383,250	—	899,933	298,458	293,095	4,390		1,879,126
	2017	77,212	—	—	1,397,802	—	300,000		1,775,014

Bilal Muhsin(5)	2019	514,618	—	899,924	2,432,579	368,500	9,390	(6)	4,225,011
Chief Operating Officer	2018	432,360	55,000	899,933	298,458	326,882	12,151		2,024,784
	2017	—	—	—	—	—	—		—

Tom McClenahan	2019	421,466	—	899,924	299,979	286,555	10,029	(7)	1,917,953
Executive Vice President, General Counsel & Corporate Secretary	2018	409,190	—	899,933	298,458	303,123	9,641		1,920,345
	2017	397,271	—	908,700	284,520	201,571	8,250		1,800,312

Anand Sampath	2019	458,946	—	899,924	299,979	307,494	8,400	(8)	1,974,743
Executive Vice President, Operations & Clinical Research	2018	452,262	—	899,933	298,458	335,031	9,326		1,995,010
	2017	439,089	—	908,700	284,520	222,789	7,950		1,863,048

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___________

(1)
Amounts set forth in the “Stock Awards” and “Option Awards” columns for 2017, 2018 and 2019 reflect the grant date fair value of stock and option awards granted in the year indicated, computed in accordance with ASC Topic 718. These amounts reflect certain assumptions with respect to the stock and option awards and do not necessarily correspond to the actual value that will be recognized by the NEOs. The actual value, if any, that may be realized from a stock award or an option award is contingent upon the satisfaction of the conditions to vesting in that award, and, in the case of option awards, upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 18 of the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2019 that was filed with the SEC on February 19, 2020 for a discussion of the grant date fair value of the stock awards and the assumptions made in determining the grant date fair value of the PSUs, RSUs and stock options granted in fiscal years 2017, 2018 and 2019. For PSUs, amounts reflect the target number of shares subject to the PSUs, assuming all performance goals and other requirements are met. As described below, the PSUs earned will range from 50% to 200% of target based on the achievement of performance goals, which vest in the form of shares of our common stock following the conclusion of the three-year performance period. The maximum potential value of the PSUs (assuming 200% of target, the maximum potential value of the award) granted to each of our NEOs was as follows: Mr. Kiani: $17,999,867 and Messrs. Young, Muhsin, McClenahan and Sampath: $1,799,865.

(2)	All amounts for fiscal 2019, 2018 and 2017 were paid pursuant to our Executive Bonus Incentive Plan.

(3)
Consists of $8,400 in retirement savings plan matching contributions, $1,000 in employer HSA contributions, $166,010 related to the net incremental costs of certain lodging, meals and other travel-related expenses incurred by his family and household members accompanying him during certain business travel pursuant to Mr. Kiani’s employment agreement (see “—Employment Arrangements with Named Executive Officers—Employment Agreement with Mr. Kiani” on page 77 of this Proxy Statement), and $203,489 related to certain incremental costs for security personnel and security services provided to Mr. Kiani and his family at his personal residence or other non-Masimo facilities that were not directly-related to Masimo business. We have established a security program for Mr. Kiani that provides physical and personal security services as they may, from time to time, be deemed necessary. This security program is not limited to providing security services only at business facilities or functions or during business-related travel and can include providing security services during certain non-business occasions, including at his primary residence and during personal travel. We do not consider any such security services to be personal benefits as the requirement for this occasional security is directly the result of Mr. Kiani’s role as our CEO and as our CEO, his personal safety is vital to our continued success.

(4)	Consists of $8,400 in retirement savings plan matching contributions, $1,000 in employer HSA contributions and $584 of personal travel related expenses.

(5)	Mr. Muhsin was promoted to Executive Vice President, Engineering, Marketing & Regulatory Affairs effective March 1, 2018, and to Chief Operating Officer effective May 6, 2019.

(6)	Consists of $8,400 in retirement savings plan matching contributions and $990 of personal travel related expenses.

(7)	Consists of $8,400 in retirement savings plan matching contributions, $1,000 in employer HSA contributions and $629 of personal travel related expenses.

(8)	Consists of $8,400 in retirement savings plan matching contributions.

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Pension Benefits-Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation
No pension benefits were paid to any of our NEOs during fiscal 2019. We do not currently sponsor any non-qualified defined contribution plans or non-qualified deferred compensation plans.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR 2019
The following table presents the plan-based awards granted to each of our NEOs in fiscal 2019.

	Estimated Possible Payout Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Shares of Stock or Units (#)(3)		Exercise Price Per Share ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joe Kiani	March 15, 2019	$—	$1,092,728	$2,185,456	—	—	—	—		$—	$—
	March 15, 2019	—	—	—	33,707	67,415	134,830	—		—	8,999,903
	March 15, 2019	—	—	—	—	—	—	72,355		133.50	2,999,997

Micah Young	March 15, 2019	—	200,750	401,500	—	—	—	—		—	—
	March 15, 2019	—	—	—	3,370	6,741	13,482	—		—	899,924
	March 15, 2019	—	—	—	—	—	—	7,235		133.50	299,979

Bilal Muhsin	March 15, 2019	—	223,892	447,784	—	—	—	—		—	—
	March 15, 2019	—	—	—	3,370	6,741	13,482	—		—	899,924
	March 15, 2019	—	—	—	—	—	—	7,235		133.50	299,979
	May 9, 2019	—	—	—	—	—	—	50,000	(5)	140.23	2,132,600

Tom McClenahan	March 15, 2019	—	207,618	415,236	—	—	—	—		—	—
	March 15, 2019	—	—	—	3,370	6,741	13,482	—		—	899,924
	March 15, 2019	—	—	—	—	—	—	7,235		133.50	299,979

Anand Sampath	March 15, 2019	—	229,473	458,946	—	—	—	—		—	—
	March 15, 2019	—	—	—	3,370	6,741	13,482	—		—	899,924
	March 15, 2019	—	—	—	—	—	—	7,235		133.50	299,979

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Table of Contents	EXECUTIVE COMPENSATION

_______________

(1)
Represents possible payments under the Executive Bonus Incentive Plan based on the base salary in effect for each NEO as of March 15, 2019, the grant date of the award. The fiscal 2019 Executive Bonus Incentive Plan provided that amounts payable thereunder would be based on the base salary in effect for each NEO as of the end of fiscal 2019, and actual payouts were therefore based on base salaries as of the end of fiscal 2019.

(2)
For fiscal 2019, the Compensation Committee selected fiscal 2021 Adjusted Product Revenue[2] and fiscal 2021 Adjusted Non-GAAP Operating Margin[2] as the performance measures for the target PSU award percentages, each weighted equally. If performance objectives are achieved, the PSUs will vest on the date of the approval by the Audit Committee of the audit of our financial statements for fiscal 2021 (or such later date determined by the Compensation Committee).

(3)	This option vests over a five-year period, with 20% of the shares subject to the option vesting on each anniversary of the grant date.

(4)
For PSUs, amounts reflect the fair value of the award as of the grant date assuming achievement of the “target” performance achievement level. For stock options, amounts reflect the fair value per share as of the grant date of the award multiplied by the number of shares granted. Regardless of the value on the grant date, the actual value will depend on the market value of our common stock on a date in the future when an award vests or stock option is exercised. As described below, the PSUs earned will range from 50% - 200% of target based on the achievement of performance goals, which vests in the form of shares of our common stock following the conclusion of the three-year performance period. The maximum potential value of the PSUs (assuming 200% of target, the maximum potential value of the award) granted to each of our NEOs was as follows: Mr. Kiani: $17,999,805 and Messrs. Young, Muhsin, McClenahan and Sampath: $1,799,847.

(5)	This option was awarded to Mr. Muhsin in connection with his promotion to Chief Operating Officer.

_______________

[2]	Non-GAAP financial measure - please see Appendix B to this Proxy Statement for a description of the adjustments and a reconciliation to the corresponding GAAP financial measure.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 28, 2019
The following table presents the outstanding option awards and stock awards held by each of our NEOs as of December 28, 2019.

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Joe Kiani	2/22/2011	159,656	—	$30.06	2/22/2021	—		$—
	10/27/2011	300,000	—	20.19	10/27/2021	—		—
	5/28/2013	300,000	—	21.97	5/28/2023	—		—
	2/18/2014	300,000	—	28.03	2/18/2024	—		—
	6/15/2015	240,000	60,000	38.76	6/15/2025	—		—
	11/4/2015	—	—	—	—	2,700,000	(3)	430,623,000
	2/29/2016	180,000	120,000	37.84	2/28/2026	—		—
	6/5/2017	—	—	—	—	60,000	(4)	9,569,400
	6/5/2017	40,000	60,000	90.87	6/5/2027	—		—
	3/16/2018	—	—	—	—	103,507	(5)	16,508,331
	3/16/2018	20,872	83,490	86.95	3/16/2028	—		—
	3/15/2019	—	—	—	—	67,415	(6)	10,752,018
	3/15/2019	72,355	—	133.50	3/15/2029	—		—

Micah Young	10/16/2017	10,000	30,000	84.97	10/16/2027	—		—
	3/16/2018	—	—	—	—	10,350	(7)	1,650,722
	3/16/2018	—	8,349	86.95	3/16/2028	—		—
	3/15/2019	—	—	—	—	6,741	(8)	1,075,122
	3/15/2019	—	7,235	133.50	3/15/2029	—		—

Bilal Muhsin	8/20/2014	2,000	—	21.69	8/20/2024	—		—
	5/13/2015	30,000	10,000	34.51	5/13/2025	—		—
	2/29/2016	18,000	12,000	37.84	2/28/2026	—		—
	8/14/2017	12,000	18,000	85.54	8/14/2027	—		—
	3/16/2018	—	—	—	—	10,350	(7)	1,650,722
	3/16/2018	2,087	8,349	86.95	3/16/2028	—		—
	3/15/2019	—	—	—	—	6,741	(8)	1,075,122
	3/15/2019	—	7,235	133.50	3/15/2029	—		—
	5/9/2019	—	50,000	140.23	5/9/2029	—		—

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Table of Contents	EXECUTIVE COMPENSATION

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Tom McClenahan	4/25/2013	13,000	—	$19.72	4/25/2023	—		$—
	2/18/2014	12,000	—	28.03	2/18/2024	—		—
	3/20/2015	18,000	6,000	31.01	3/20/2025	—		—
	2/29/2016	18,000	12,000	37.84	2/28/2026	—		—
	6/5/2017	—	—	—	—	6,000	(9)	956,940
	6/5/2017	4,000	6,000	90.87	6/5/2027	—		—
	3/16/2018	—	—	—	—	10,350	(7)	1,650,722
	3/16/2018	2,087	8,349	86.95	3/16/2028
	3/15/2019	—	—	—	—	6,741	(8)	1,075,122
	3/15/2019	—	7,235	133.50	3/15/2029	—		—

Anand Sampath	8/12/2014	50,000	—	21.77	8/12/2024	—		—
	3/20/2015	9,000	6,000	31.01	3/20/2025	—		—
	2/29/2016	18,000	12,000	37.84	2/28/2026	—		—
	6/5/2017	—	—	—	—	6,000	(9)	956,940
	6/5/2017	4,000	6,000	90.87	6/5/2027	—		—
	3/16/2018	—	—	—	—	10,350	(7)	1,650,722
	3/16/2018	2,087	8,349	86.95	3/16/2028	—		—
	3/15/2019	—	—	—	—	6,741	(8)	1,075,122
	3/15/2019	—	7,235	133.50	3/15/2029	—		—
______________

(1)
For each NEO, the shares listed in this table are subject to a single stock option award carrying the varying exercise prices as set forth herein. The shares subject to each stock option vest over a five-year period, with 20% of the shares subject to the option vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances upon a change in control of Masimo or various events specified in the NEO’s employment agreement or severance agreement, if applicable. The option awards remain exercisable until they expire ten years from the date of grant subject to earlier expiration following termination of employment.

(2)
Represents the market value of the unvested shares underlying the RSUs and PSUs as of December 28, 2019, based on the closing price of our common stock, as reported on the Nasdaq Global Select Market, was $159.49 per share on December 27, 2019, the last trading day of fiscal 2019.

(3)	Represents an award of 2.7 million RSUs with contingent vesting granted to Mr. Kiani in November 2015 in connection with the amendment and restatement of his employment agreement.

(4)
Represents an award of 60,000 RSUs, vesting over a five-year period, with 20% of the units subject to Masimo common stock vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances upon a change in control of Masimo or various events specified in the NEO’s employment agreement or severance agreement, if applicable.

(5)
Represents the target number of shares issuable pursuant to this PSU award. The target number of shares issuable pursuant to this PSU award was 103,507 shares and the grant date fair value of such 103,507 shares was $16,508,331. The maximum number of shares issuable pursuant to this PSU award was 207,014 shares and the grant date fair value of such 207,014 shares was $17,999,867.

(6)
Represents the target number of shares issuable pursuant to this PSU award. The target number of shares issuable pursuant to this PSU award was 67,415 shares and the grant date fair value of such 67,415 shares was $10,752,018. The maximum number of shares issuable pursuant to this PSU award was 134,830 shares and the grant date fair value of such 134,830 shares was $8,999,903.

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(7)
Represents the target number of shares issuable pursuant to this PSU award. The target number of shares issuable pursuant to this PSU award was 10,350 shares and the grant date fair value of such 10,350 shares was $1,650,722. The maximum number of shares issuable pursuant to this PSU award was 20,700 shares and the grant date fair value of such 20,700 shares was $1,799,865.

(8)
Represents the target number of shares issuable pursuant to this PSU award. The target number of shares issuable pursuant to this PSU award was 6,741 shares and the grant date fair value of such 6,741 shares was $1,075,122. The maximum number of shares issuable pursuant to this PSU award was 13,482 shares and the grant date fair value of such 13,482 shares was $899,924.

(9)
Represents an award of 6,000 RSUs, vesting over a five-year period, with 20% of the units subject to Masimo common stock vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances upon a change in control of Masimo or various events specified in the NEO’s employment agreement or severance agreement, if applicable.

OPTIONS EXERCISES AND STOCK VESTED DURING FISCAL 2019
The following table provides details regarding stock options exercised by our NEOs during the fiscal year ended December 28, 2019.

	Option Awards		Stock awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Joe Kiani	140,344	$17,251,026	20,000	$2,110,400
Micah Young	12,087	782,126	—	—
Bilal Muhsin	23,000	2,572,930	—	—
Tom McClenahan	10,000	1,385,070	2,000	211,040
Anand Sampath	75,000	8,081,369	2,000	211,040
______________

(1)
The value realized equals the excess of the sale price of our common stock at the date of exercise over the option exercise price, multiplied by the number of shares for which the option was exercised.

(2)	The value realized equals the closing sale price of our common stock as reported by Nasdaq at the date of vesting multiplied by the number of shares which were granted.

EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS
Employment Agreement with Mr. Kiani
In November 2015, we entered into the Amended and Restated Employment Agreement (the “November 2015 Agreement”) with Mr. Kiani, our CEO. Following extensive deliberations and discussions with Mr. Kiani, our compensation consultant and legal advisors, the Compensation Committee agreed to amend the November 2015 Agreement on July 27, 2017 (as amended, the “Amended CEO Agreement”). The Amended CEO Agreement is intended to retain Mr. Kiani as our CEO who, based on his proven ability to launch and build successful companies and his knowledge and visibility within the medical device industry, could attract other very lucrative job opportunities. The initial employment period under the Amended CEO Agreement ran until December 31, 2017, subject thereafter to automatic one-year extensions unless either party provides a notice of non-renewal to the other at least one year prior to the scheduled expiration.

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The Amended CEO Agreement provides that Mr. Kiani will continue to serve as our CEO and Chairman of the Board of Masimo. The Amended CEO Agreement also provides the following material terms and conditions, as may be adjusted from time to time by our Board or the Compensation Committee:

•	Eligibility to receive a base salary of $1,000,000 per year, which is subject to adjustment by our Board or the Compensation Committee, and was adjusted to $1,125,510 per year in July 2019.

•
Eligibility to receive an annual bonus equal to 100% of his base salary in the event we attain certain performance criteria set by our Board or the Compensation Committee under our annual incentive plan for our executive officers. The bonus payable will not be increased above the payment level determined based on actual achievement of the applicable performance criteria. In addition, Mr. Kiani’s annual bonus payable if all applicable performance criteria are achieved at maximum levels will not exceed 200% of his base salary.

•
Under the Amended CEO Agreement, Mr. Kiani is eligible to receive equity awards with a value at least consistent with equity awards granted to comparable CEOs of comparable companies (taking into account revenues, market capitalization and industry). Following approval of our 2017 Equity Plan by our stockholders at the 2017 Annual Meeting, Mr. Kiani agreed that the only equity awards he may be awarded must be approved by the Compensation Committee under the 2017 Equity Plan, consisting of both PSU awards and time-based options to purchase shares of our common stock.

•
Right to participate in or receive benefits under all of our employee benefits plans and to be eligible to participate in any pension plan, profit-sharing plan, savings plan, stock option plan, life insurance, health-and-accident plan or similar arrangements made available to members of our management.

•
Reimbursement for all reasonable expenses incurred and paid by him in the course of the performance of his duties under the Amended CEO Agreement and reimbursement for all reasonable travel and lodging expenses for his family and household members in the event they accompany him during business travel, which includes travel and hospitality expenses for first class airplane travel and accommodations, including travel by private or chartered aircraft. To the extent inconsistent with the Amended CEO Agreement, Mr. Kiani is exempt from our travel and expense policy and our expense reimbursement policy.

In addition, Mr. Kiani is entitled to certain post-employment compensation arrangements. Under the Amended CEO Agreement, we may terminate Mr. Kiani’s employment for “cause” (as defined below), as a result of his disability under certain circumstances, or for any other reason. Similarly, Mr. Kiani may terminate his employment for “Good Reason” (as defined below), for health reasons, or for any other reason upon six months written notice to us. Specifically:

•	If Mr. Kiani’s employment is terminated for cause, he is entitled to receive his full base salary through the date of termination.

•
If Mr. Kiani’s employment is terminated as a result of his death, his designee or estate is entitled to receive his full base salary through the date of termination and an additional amount equal to 50% of his base salary then in effect as of the date of his death for each of three consecutive years following his death, which will be paid in substantially equal monthly installments over the three-year period.

•
If Mr. Kiani’s employment is terminated as a result of his disability, he is entitled to receive his full base salary through the date of termination and an additional amount equal to 75% of his base salary then in effect for each of two consecutive years following the date of termination, which will be paid in substantially equal monthly installments over the two-year period.

•
In the event (i) we terminate Mr. Kiani’s employment other than for cause, death or disability, or (ii) Mr. Kiani terminates his employment with us for Good Reason (each, a “Qualifying Termination”), Mr. Kiani will receive the following payments and benefits:

◦
payment of an amount equal to his full base salary through the date of termination, if applicable, and an additional amount equal to twice the sum of his base salary then in effect and the average annual bonus paid to him over the prior three years, which will be paid in installments over two years pursuant to our normal payroll practices; and

◦	all of his outstanding options and other equity awards will immediately vest.

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Mr. Kiani may provide a notice of termination for Good Reason under the Amended CEO Agreement up to two years following the event giving rise to the Good Reason to terminate.
In addition, upon a Qualifying Termination, we will issue Mr. Kiani the Award Shares pursuant to the terms of an RSU award agreement between us and Mr. Kiani and pay him a cash amount equal to $35.0 million (the “Cash Payment” and, together with the Award Shares, the “Special Payment”). The Cash Payment will be paid to Mr. Kiani as consideration for his agreement to comply with certain non-competition and non-solicitation obligations under a restrictive covenant agreement by and between Masimo and Mr. Kiani, and will be subject to repayment to us if Mr. Kiani materially breaches any of such obligations.
Further, in the event of a “change in control” of Masimo (as defined below) prior to a Qualifying Termination, on each of the first and second anniversaries of the change in control, 50% of the Award Shares and 50% of the Cash Payment will vest, subject in each case to Mr. Kiani’s continuous employment through each such anniversary date. However, in the event of a Qualifying Termination or a termination of Mr. Kiani’s employment due to death or disability prior to either of such anniversaries, any remaining unvested amount of the Cash Payment and all of the unvested Award Shares will vest and be paid in full. In addition, in the event of a change in control of Masimo prior to a Qualifying Termination, Mr. Kiani’s stock options and any other equity awards will vest in accordance with their terms, but in no event later than in two equal installments on each of the first and second anniversaries of the change in control, subject in each case to Mr. Kiani’s continuous employment through each such anniversary date.
Pursuant to the Amended CEO Agreement, if any payment or benefit received or to be received by Mr. Kiani would be subject to any excise tax imposed by Section 4999 of the Code, then the payments and benefits payable to Mr. Kiani will be reduced so that no portion of the payments or benefits payable to Mr. Kiani is subject to the excise tax, but only if the after-tax amount of such payments and benefits, as so reduced, is equal to or greater than the after-tax amount of such payments and benefits without such reduction.
The Amended CEO Agreement also provides that in the event of a change in control, we must fund a grantor trust with an amount equal to the aggregate of the cash severance payment to which he would be entitled and the Special Payment, payable to Mr. Kiani in the event of a Qualifying Termination. In the event Mr. Kiani’s employment is not terminated on or prior to the fifth anniversary of the change in control in a manner entitling him to such payments, the amounts held in the trust will revert to Masimo.
In addition, if Mr. Kiani’s employment under the Amended CEO Agreement is terminated for any reason other than cause, Mr. Kiani will be entitled to participate in all of our employee benefit plans and programs that he participated in as of the date of his termination of employment for the full term of the Amended CEO Agreement as long as his participation is possible under the general terms and provisions of the plans. If for any reason Mr. Kiani is not permitted to participate in any of our employee benefit plans or programs after the date of his termination of employment, he will be entitled to reimbursement of the amount paid by him to obtain similar coverage to that offered by our benefit plans and programs but only up to the amount we would otherwise have paid on behalf of him as an employee of Masimo under the Amended CEO Agreement as of the date of his termination.
For purposes of the Amended CEO Agreement:

•
termination for “cause” generally means his termination of employment as a result of his willful and continued failure to substantially perform his duties under the Amended CEO Agreement, his willful engaging in gross misconduct materially injurious to us or his willful violation of the confidentiality and trade secret protection provisions contained in a restrictive covenant agreement with us if the violation results in demonstrably material injury to us. Any termination for cause must be approved by at least 75% of the entire membership of our Board.

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•
termination for “Good Reason” generally means a termination of his employment by Mr. Kiani subsequent to (A) a diminution in his responsibilities, duties and authority, including him ceasing to serve as CEO of the Company or him ceasing to serve as Chairman of the Board or the designation of any director other than him as the lead director of the Board, (B) any reduction in his rate of compensation or fringe benefits, (C) Masimo’s failure to comply with certain obligations relating to his compensation or place of work, (D) the provision of a notice not to renew the Amended CEO Agreement by Masimo, or (E) (1) a change in control (as defined below) was triggered as a result of a change in more than one third of the directors on the Board during a rolling twenty-four month period, or (2) following, or in connection with, a “change in control” triggered as a result of an acquisition, (i) the highest level of parent entity holding, directly or indirectly, majority voting control of the Company after the “change in control” (the “Acquirer Parent”) is not a publicly-traded company, (ii) he does not become the, or is removed from the position of, CEO and Chairman of the Board of the Acquirer Parent, with such position being on terms and conditions reasonably acceptable to him, provided that the terms and conditions of employment providing for total compensation with a value comparable to the total compensation paid to the chief executive officers of comparable companies shall be deemed to be reasonable, or (iii) any other director is designated the lead director of the board of directors of the Acquirer Parent; provided that, in the case of clauses (A), (B), (C) and (E) above, “Good Reason” will not be deemed to exist unless certain notice and cure period conditions are met and his resignation for Good Reason is effective within thirty days after the expiration of the cure period.

•
a “change in control” generally means (i) the acquisition by any person or group of more than 35% of our outstanding voting stock, (ii) the acquisition of our assets that have a total fair market value of 40% or more of the total fair market value of all of our assets immediately before the acquisition by any person or group, or (iii) a change in more than one third of the directors on our Board during a rolling 24-month period. For purposes of determining whether a change in control has occurred, a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to, a consent solicitation, relating to the election of directors of the Company) whose election by the Board or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved will be treated as a member of the Board at the beginning of the 24-month period.

Offer Letters with Other Named Executive Officers
Messrs. Young, Muhsin, McClenahan and Sampath, each signed an offer letter before commencing their employment with us. The offer letters set forth each executive officer’s position and title, initial base salary, health benefits, number of options to be initially granted and the vesting schedule of such options. Additionally, each offer letter states that the executive officer’s employment is “at-will” and may be terminated at any time by either the officer or us for any reason.
Employee Proprietary Agreements
Each of our NEOs, other than our CEO, has also entered into a standard form agreement with respect to proprietary information and inventions. Our CEO has also entered into an agreement with respect to proprietary information and inventions. Among other things, these agreements obligate each NEO to refrain from disclosing any of our proprietary information received during the course of his employment and, with some exceptions, to assign to us any inventions conceived or developed during the course of his employment.
2007 Severance Protection Plan
The 2007 Severance Protection Plan (the “Severance Plan”) provides the benefits set forth below to the executives who are eligible to participate in the Severance Plan and who have signed severance agreements with us (the “Severance Agreements”). The Board has the discretion to amend or terminate the Severance Plan prospectively, subject to the limitation that, in the event of a change in control, no amendments may be made during the 36 months following the change in control without a participant’s consent if it would adversely affect the participant’s benefit. The Compensation Committee is the Severance Plan administrator.

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Each of our NEOs, other than our CEO, is a participant in the Severance Plan on the terms set forth below. The following general description of the Severance Plan is qualified by the actual terms of the Severance Plan document and the individual Severance Agreements signed by the participants.
Conditions to Severance Benefits. To the extent set forth below, a participant can receive either basic severance benefits or change in control severance benefits, but not both. Generally, in order to receive a basic or change in control severance benefit, the following conditions must be met:

•
the participant must execute, within 60 days of termination, a general release of claims (which becomes irrevocable within such 60-day period), a non-disparagement agreement, an intellectual property nondisclosure agreement, and a non-competition agreement that covers the period during which the participant is receiving severance benefits;

•
a participant entitled to the basic benefit must not have received any change in control severance benefits under the Severance Plan or any severance benefits equal to, or better than, the basic severance benefits pursuant to another arrangement between the participant and us;

•
a participant entitled to the change in control benefit must not have received any basic severance benefits under the Severance Plan or any severance benefits equal to, or better than, the change in control severance benefits pursuant to another arrangement between the participant and us; and

•
the participant must waive any and all rights, benefits and privileges to severance benefits that he might otherwise be entitled to receive under any other oral or written plan, employment agreement, or arrangement with us.

Basic Severance Benefits. Each of our NEOs, other than our CEO and Mr. Young(1), is eligible for these benefits. Basic severance benefits are payable if a participant is terminated without “cause” (as defined below) and are the following:

•
an amount equal to annual salary determined at the highest rate in effect during the one-year period immediately prior to the date of termination, paid in installments according to normal payroll practices over 12 months commencing within 60 days following the participant’s termination;

•	COBRA continuation coverage at Company expense during the 12 months following termination; and

•	the right to purchase life insurance through the Company during the 12 month period following his termination.
However, if a participant commences new employment during the one-year period following termination, any income or benefits received from new employment will reduce (on a dollar-for-dollar basis) these basic severance benefits.
Change in Control Severance Benefits. Each of our NEOs, other than our CEO and Mr. Young(1), is eligible for the change in control severance benefits described in this paragraph. The change in control severance benefits are payable upon a covered termination (which generally consists of a termination by the Company without cause or a termination by the executive for Good Reason upon or within a certain period after a change in control) and consist of the following:

•
if the participant has a covered termination because his current job is not offered to him on the date of the change in control, the participant will receive (i) an amount equal to his annual salary determined at the highest rate in effect during the one-year period immediately prior to the date of the covered termination, plus the average annual bonus paid to him over the three-year period prior to the change in control, and (ii) life insurance for the 12-month period following his termination;

•	if the participant has a covered termination for a reason not described in the preceding clause, instead of one times base salary, he will receive two times base salary;

•	the participant will receive COBRA continuation coverage at Company expense during the 12-month period following his termination; and

____________

(1)
Mr. Young is not currently entitled to any Basic Severance Benefits under the Severance Plan. In addition, Mr. Young’s Change in Control Severance Benefits under the Severance Plan are currently limited to the acceleration of 50% of his unvested stock options and other equity-based awards upon a covered termination on or after a change in control.

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•
upon the change in control, 50% of the participant’s unvested stock options and other equity-based awards shall be fully accelerated as of the change in control and 100% of the unvested stock options and other equity-based awards shall be fully accelerated upon the participant’s termination under circumstances that entitle him to change in control severance benefits noted above.

Change in control severance amounts will be paid in a lump sum cash payment within 60 days following the participant’s termination, provided that the participant has met all of the conditions for his change in control severance payment.
The Severance Plan administrator has the right to reduce any change in control severance benefits payable to an executive to avoid triggering any “excess parachute payments” under Section 280G of the Code. In addition, the Severance Plan administrator may delay the payment or issuance of any severance or change in control severance benefits for up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code.
Under the Severance Plan:

•
“cause” generally means the participant’s: (i) refusal or failure to perform his duties with us or to comply in all respects with our policies or the policies of any affiliate of ours after notice of a deficiency and failure to cure the deficiency within three business days following notice from us, unless he has delivered a bona fide notice of termination for Good Reason to us, and the reason for the termination has not been cured by us within 30 days of receipt of notice; (ii) engagement in illegal or unethical conduct that could be injurious to us or our affiliates; (iii) commitment of one or more acts of dishonesty; (iv) failure to follow a lawful directive from our CEO; or (v) indictment for any felony, or any misdemeanor involving dishonesty or moral turpitude.

•
“change in control” generally means: (i) a merger or consolidation or a sale of all or substantially all of our assets unless more than 50% of the voting securities of the surviving or acquiring entity are held by our stockholders as of immediately prior to the transaction; (ii) the approval by our stockholders of the sale of all or substantially all of our assets; or (iii) without the prior approval of our Board, the acquisition by any person or group of securities representing beneficial ownership of 50% or more of our outstanding voting securities.

•
“Good Reason” generally means, provided that the executive has provided us with notice of one of the following events within 15 days after it occurs, and we fail to cure the event within 30 days after receiving notice from the executive: (i) any material reduction by us in the participant’s annual salary; (ii) any requirement that the participant change his principal location of work to any location that is more than 40 miles from the address of our current principal executive offices; or (iii) any material change in the participant’s responsibilities.

Voluntary Resignation. Excluding a resignation for Good Reason during the period commencing upon a change in control and ending on the 36-month anniversary of the change in control, each participant has agreed to provide us with six months advance notice of his resignation in the event he wishes to voluntarily resign from his employment at any time during which the Severance Plan and his Severance Agreement are effective.
Potential Payments Upon Termination or Change in Control
The tables below estimate the amounts payable to our NEOs in the event that a change in control, termination of employment or both occurred on December 28, 2019, the last business day of Masimo’s fiscal year that ended December 28, 2019. The closing price of our common stock, as reported on the Nasdaq Global Select Market, was $159.49 per share on December 27, 2019, the last trading day of fiscal 2019. The following tables exclude certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the NEO’s qualifying separation from Masimo.

| 2020 Proxy Statement

Table of Contents	EXECUTIVE COMPENSATION

Joe Kiani

	Termination
Executive Benefits, Payments and Acceleration of Vesting of Equity Awards	Upon Death	Upon Disability	By Masimo Without Cause or by Mr. Kiani for Good Reason	Change In Control (CIC) Without Termination and Two Years Post-CIC Continuous Service
Number of Equity Award Shares Accelerated	—	—	593,434	—

Value of Equity Award Shares Accelerated(1)	$—	$—	$65,409,287	$—
Special Payment - Value of Award Shares Vesting(2)(3)	—	—	430,623,000	430,623,000
Special Payment - Cash Payment(4)(5)	—	—	35,000,000	35,000,000
Other Cash Payments	1,688,265	1,688,265	5,027,331	—
Continuation of Benefits(6)	20,626	20,626	20,626	—
Total Cash Benefits and Payments	$1,708,891	$1,708,891	$536,080,244	$465,623,000
______________

(1)
Consists of the value of in-the-money stock options and 100% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. Kiani as of December 28, 2019, the vesting of which would be accelerated.

(2)
Upon the qualifying event, all of the Award Shares subject to the RSU award granted to Mr. Kiani under the Amended CEO Agreement will become vested. The amount represents the value of 100% of the Award Shares subject to the RSU award based on the closing stock price of $159.49 per share.

(3)
Subject to Mr. Kiani’s continuous employment following a Change in Control, 50% of the Award Shares will vest on each of the first two anniversaries of such Change in Control. The amount represents the value of the Award Shares subject to the RSU award based on the closing stock price of $159.49 per share.

(4)
Upon the qualifying event, we will pay to Mr. Kiani the Cash Payment as consideration for his agreement to comply with certain non-competition and non-solicitation obligations under a non-competition and confidentiality agreement between Masimo and Mr. Kiani, and will be subject to repayment to Masimo if Mr. Kiani materially breaches any of such obligations.

(5)	Subject to Mr. Kiani’s continuous employment following a Change in Control, 50% of the Cash Payment will vest and become payable on each of the first two anniversaries of such Change in Control.

(6)
Presumes a remaining term of one year. Comprised of the cash equivalent of our cost of standard employee benefits, including health, dental and vision insurance for Mr. Kiani and his eligible dependents for 12 months, and life, accidental death and dismemberment and long-term disability insurance for Mr. Kiani for 12 months.

Micah Young

	Termination
Executive Benefits, Payments and Acceleration of Vesting of Equity Awards	By Masimo Without Cause Outside a Change In Control	By Masimo Without Cause or by Mr. Young for Good Reason in Connection with a Change In Control		Change In Control Without Termination
Number of Equity Award Shares Accelerated	—	31,338		—

Value of Equity Award Shares Accelerated(1)	$—	$3,360,495	(1)	$—
Cash Payments	—	—		—
Continuation of Benefits	—	—		—
Total Cash Benefits and Payments	$—	$3,360,495		$—
______________

(1)
Consists of the value of 100% of the in-the-money stock options and 100% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. Young as of December 28, 2019, the vesting of which would be accelerated.

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Table of Contents	EXECUTIVE COMPENSATION

Bilal Muhsin

	Termination
Executive Benefits, Payments and Acceleration of Vesting of Equity Awards	By Masimo Without Cause Outside a Change In Control		By Masimo Without Cause or by Mr. Muhsin for Good Reason in Connection with a Change In Control		Change In Control Without Termination
Number of Equity Award Shares Accelerated	—		122,685		61,343

Value of Equity Award Shares Accelerated	$—		$8,524,813	(1)	$4,262,406	(2)
Cash Payments	550,000		1,408,283		—
Continuation of Benefits(3)	27,463	(4)	29,191	(5)	—
Total Cash Benefits and Payments	$577,463		$9,962,287		$4,262,406
______________

(1)
Consists of the value of 100% of the in-the-money stock options and 100% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. Muhsin as of December 28, 2019, the vesting of which would be accelerated.

(2)
Consists of the value of 50% of the in-the-money stock options and 50% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. Muhsin as of December 28, 2019, the vesting of which would be accelerated.

(3)	Assumes that Mr. Muhsin does not commence employment with another employer during the period from December 29, 2019 through January 2, 2021.

(4)	Comprised of health, dental and vision insurance benefits for Mr. Muhsin and his eligible dependents for 12 months.

(5)	Comprised of health, dental and vision insurance benefits for Mr. Muhsin and his eligible dependents for 12 months and life insurance for Mr. Muhsin for 12 months.

Tom McClenahan

	Termination
Executive Benefits, Payments and Acceleration of Vesting of Equity Awards	By Masimo Without Cause Outside a Change In Control		By Masimo Without Cause or by Mr. McClenahan for Good Reason in Connection with a Change In Control		Change In Control Without Termination
Number of Equity Award Shares Accelerated	—		59,342		29,671

Value of Equity Award Shares Accelerated	$—		$6,587,224	(1)	$3,293,612	(2)
Cash Payments	427,694		1,118,393		—
Continuation of Benefits(3)	26,728	(4)	28,208	(5)	—
Total Cash Benefits and Payments	$454,422		$7,733,825		$3,293,612
______________

(1)
Consists of the value of 100% of the in-the-money stock options and 100% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. McClenahan as of December 28, 2019, the vesting of which would be accelerated.

(2)
Consists of the value of 50% of the in-the-money stock options and 50% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. McClenahan as of December 28, 2019, the vesting of which would be accelerated.

(3)	Assumes that Mr. McClenahan does not commence employment with another employer during the period from December 29, 2019 through January 2, 2021.

(4)	Comprised of health, dental and vision insurance benefits for Mr. McClenahan and his eligible dependents for 12 months.

(5)	Comprised of health, dental and vision insurance benefits for Mr. McClenahan and his eligible dependents for 12 months and life insurance for Mr. McClenahan for 12 months.

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Table of Contents	EXECUTIVE COMPENSATION

Anand Sampath

	Termination
Executive Benefits, Payments and Acceleration of Vesting of Equity Awards	By Masimo Without Cause Outside a Change In Control		By Masimo Without Cause or by Mr. Sampath for Good Reason in Connection with a Change In Control		Change In Control Without Termination
Number of Equity Award Shares Accelerated	—		59,342		29,671

Value of Equity Award Shares Accelerated	$—		$6,587,224	(1)	$3,293,612	(2)
Cash Payments	458,946		1,199,350		—
Continuation of Benefits(3)	31,311	(4)	32,897	(5)	—
Total Cash Benefits and Payments	$490,257		$7,819,471		$3,293,612
______________

(1)
Consists of the value of 100% of the in-the-money stock options and 100% of the unvested PSUs (on the basis of 100% target achievement) that were held by Mr. Sampath as of December 28, 2019, the vesting of which would be accelerated.

(2)
Consists of the value of 50% of the in-the-money stock options 50% of the unvested PSUs (on the basis of 50% target achievement) that were held by Mr. Sampath as of December 28, 2019, the vesting of which would be accelerated.

(3)	Assumes that Mr. Sampath does not commence employment with another employer during the period from December 29, 2019 through January 2, 2021.

(4)	Comprised of health, dental and vision insurance benefits for Mr. Sampath and his eligible dependents for 12 months.

(5)	Comprised of health, dental and vision insurance benefits for Mr. Sampath and his eligible dependents for 12 months and life insurance for Mr. Sampath for 12 months.

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Table of Contents	EXECUTIVE COMPENSATION

PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship of the annual total compensation of all employees of our company and the annual total compensation of our CEO, Mr. Kiani.
For 2019, our most recently completed fiscal year:

•	the median of the annual total compensation of all employees of our Company (other than our CEO) was $117,628; and

•	the annual total compensation of our CEO, Mr. Kiani, was $14,996,101.
Based on this information, for 2019 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 127 to 1.
This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. As explained by the SEC when it adopted Item 402(u), the rule was designed to allow stockholders to better understand and assess our compensation practices and pay ratio disclosures rather than to facilitate a comparison of this information from one company to another. However, the pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee's compensation and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which likely will make it difficult to compare pay ratios with other companies, including those within our industry.
As permitted by SEC rules, for purposes of calculating our 2019 CEO pay ratio, we used the same median employee identified for determining our 2017 CEO pay ratio. We determined that there had not been any changes to our employee population or compensation programs that would significantly impact the pay ratio disclosure for 2019. We identified our median employee for the 2017 pay ratio analysis using the methodology and the material assumptions, adjustments, and estimates described below.

•
To identify our median employee, we selected total cash compensation, which we calculated as annual base pay (using a reasonable estimate of the hours worked during 2017 for hourly employees and actual salary paid for our remaining employees) and the actual annual cash incentive awards earned for fiscal 2017, as the compensation measure to be used to compare the compensation of our employees as of October 31, 2017 for the 12-month period from January 1, 2017 through December 31, 2017.

•
As of October 31, 2017, our employee population consisted of approximately 1,420 individuals, with approximately 983 employees in the United States and approximately 437 employees outside the United States. In determining this population, we considered the employees of our subsidiaries and all of our worldwide employees other than our CEO, whether employed on a full-time, part-time, temporary or seasonal basis. We did not include any contractors or other non-employee workers in our employee population.

•	We annualized base pay for any full-time and part-time employees who commenced work during 2017.

•	Using this approach, we selected the individual at the median of our employee population. Our median employee was a Clinical Specialist based in the United States.
For purposes of our 2019 pay ratio, we calculated annual total compensation for this individual using the same methodology we use for our named executive officers as set forth in our Summary Compensation Table. We determined that such individual’s annual total compensation for the fiscal year ended December 28, 2019 was $117,628 (excluding any estimated retirement and health benefits).
During 2019, Mr. Kiani served as our CEO. We determined Mr. Kiani’s annual total compensation for the fiscal year ended December 28, 2019 was $14,996,101, as reported in our 2019 Summary Compensation Table.

| 2020 Proxy Statement

Table of Contents	OWNERSHIP OF OUR STOCK

OWNERSHIP OF OUR STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 28, 2020, with respect to the beneficial ownership of shares of our common stock by:

•	each person or group known to us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.
This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any other beneficial owner of more than five percent of our common stock as of March 28, 2020. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 54,115,411 shares of common stock outstanding as of March 28, 2020, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to equity awards that are either currently exercisable, or that will become exercisable or otherwise vest on or before May 29, 2020, which is 60 days after March 28, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Masimo Corporation, 52 Discovery, Irvine, California 92618.

| 2020 Proxy Statement

Table of Contents	OWNERSHIP OF OUR STOCK

	Beneficial Ownership of Common Stock
Name	Number of Shares	Percent of Class(1)
Named Executive Officers and Directors:
Joe Kiani(2)	5,387,401	9.7%
Micah Young(3)	3,534	*
Bilal Muhsin(4)	93,621	*
Tom McClenahan(5)	78,885	*
Anand Sampath(6)	112,403	*
Steven J. Barker, Ph.D., M.D.(7)	82,245	*
H Michael Cohen	—	*
Sanford Fitch(8)	90,245	*
Thomas Harkin(9)	6,381	*
Adam Mikkelson(10)	2,996	*
Craig Reynolds(11)	102,996	*
Julie A. Shimer, Ph.D.	—	*
Total Shares Beneficially Owned By Current Executive Officers and Directors (15 persons)(12)	6,153,035	11.0%

5% Stockholders:
Joe Kiani(2)	5,387,401	9.7%
BlackRock, Inc.(15)	6,544,721	12.1%
The Vanguard Group(16)	4,514,303	8.3%
FMR, LLC(17)	4,706,036	8.7%
______________

*	Less than one percent.

(1)
For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of shares of common stock outstanding as of March 28, 2020, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after March 28, 2020.

(2)
Comprised of 159,241 shares held directly, 2,283,453 shares held in two trusts for which Mr. Kiani is the sole trustee, 1,491,209 shares held in four trusts for which Mr. Kiani is not the trustee, 9,000 shares held by an immediate family member of Mr. Kiani for which Mr. Kiani shares voting and dispositive power, options to purchase 1,434,130 shares of Masimo common stock that were exercisable as of March 28, 2020 or that have or will become exercisable within 60 days after March 28, 2020, and 10,368 shares held for the Reporting Person’s account under the Masimo Retirement Savings Plan. As of March 28, 2020, an aggregate of 400,000 shares of common stock owned by a family trust and beneficially owned by Mr. Kiani were pledged as collateral for a personal loan. See “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies and Practices—Hedging and Pledging Policies” on page 67 of this Proxy Statement.

(3)	Comprised of options to purchase 3,534 shares of common stock that are exercisable within 60 days after March 28, 2020.

(4)	Comprised of options to purchase 93,621 shares of common stock that are exercisable within 60 days after March 28, 2020.

(5)	Comprised of 6,264 shares of common stock held directly and options to purchase 72,621 shares of common stock that are exercisable within 60 days after March 28, 2020.

(6)	Comprised of 13,782 shares of common stock held directly and options to purchase 98,621 shares of common stock that are exercisable within 60 days after March 28, 2020.

(7)	Comprised of 66,245 shares of common stock held directly and options to purchase 16,000 shares of common stock that are exercisable within 60 days after March 28, 2020.

(8)	Comprised of 44,245 shares of common stock held directly and options to purchase 46,000 shares of common stock that are exercisable within 60 days after March 28, 2020.

(9)	Comprised of 6,381 shares of common stock held directly.

(10)	Comprised of 2,996 shares of common stock held directly.

(11)	Comprised of 2,996 shares of common stock held directly and options to purchase 100,000 shares of common stock that are exercisable within 60 days after March 28, 2020.

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Table of Contents	OWNERSHIP OF OUR STOCK

(12)
Comprised of shares included under “Named Executive Officers and Directors”, 87,465 shares of common stock owned directly by three of our other executive officers and options to purchase an aggregate of 104,863 shares of common stock held by three of our other executive officers that are exercisable within 60 days after March 28, 2020. Subsequent to March 28, 2020, an aggregate of 65,000 shares of common stock owned by a family trust and beneficially owned by Mr. Yongsam Lee, one of the three of our other executive officers, were pledged as collateral for a personal loan. See “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies and Practices—Hedging and Pledging Policies” on page 67 of this Proxy Statement.

(15)
BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A on February 4, 2020, reporting that it had sole voting power with respect to 6,356,926 shares, sole dispositive power with respect to 6,544,721 shares, and beneficial ownership of an aggregate of 6,544,721 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

(16)
The Vanguard Group (“Vanguard”) filed a Schedule 13G/A on February 12, 2020, reporting that it had sole voting power with respect to 27,981 shares, shared voting power with respect to 12,813 shares, sole dispositive power with respect to 4,479,952 shares, shared dispositive power with respect to 34,351 shares and beneficial ownership of an aggregate of 4,514,303 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(17)
FMR, LLC (“FMR”) filed a Schedule 13G on February 7, 2020, reporting that it had sole voting power with respect to 347,065 shares, sole dispositive power with respect to an aggregate of 4,706,036 shares and beneficial ownership of an aggregate of 4,706,036 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. FMR’s address is 245 Summer Street, Boston, Massachusetts 02210.

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Table of Contents	OWNERSHIP OF OUR STOCK

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth additional information as of December 28, 2019 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 28, 2019. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders(3)	7,623,640	$54.23	3,155,124
Equity compensation plans not approved by stock holders(4)	—	—	—
Total	7,623,640	$54.23	3,155,124
______________

(1)	Includes 2,796,749 RSUs and PSUs that were unvested and outstanding as of December 28, 2019.

(2)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs and PSUs, which have no exercise price.

(3)	Comprised of the 2007 Stock Incentive Plan and the 2017 Equity Incentive Plan.

(4)	As of December 28, 2019, we did not have any equity compensation plans that were not approved by our stockholders.

STOCK OWNERSHIP POLICY
We maintain a stock ownership policy for our executive officers to align their interests with the interests of our stockholders, as follows:

Stock Ownership Guidelines

●	Reflects a market value multiple of base salary
●	Reviewed annually by the Nominating, Compliance and Governance Committee

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Table of Contents	OWNERSHIP OF OUR STOCK

For purposes of our policy, an executive officer’s base salary during any calendar year is deemed to be his or her base salary as of the close of business on December 31st of the immediately preceding year.
Further, for purposes of calculating ownership under our policy, the following equity in the Company is included, whether vested or unvested: (i) shares of our common stock held directly by the executive officer or in a trust for the benefit of the executive officer or his or her family; (ii) shares of our common stock held by the executive officer jointly with, or separately by, his or her spouse and/or children sharing the same household as him or her; (iii) shares of our common stock held by the executive officer through a profit sharing, savings or deferral plan; and (iv) restricted stock or phantom stock held by the executive officer. Shares of our common stock subject to outstanding and unexercised stock options and unearned performance share awards are not included in the calculation.
Under our policy, if an executive officer fails to meet or, in unique circumstances, fails to show sustained progress toward meeting his or her target ownership level, the Compensation Committee may reduce future LTI equity awards and/or make payments of future annual and/or long-term cash incentive payouts in the form of shares of our common stock and/or impose other penalties. The Compensation Committee also retains the discretion not to levy penalties for non-compliance.
Our executive officers are expected to reach their target ownership level by the later of (i) March 2017 (if he or she was an executive officer in January 2012, the date when the stock ownership policy was adopted); or (ii) March 1st of the sixth calendar year following the date he or she first becomes an executive officer (if he or she was not an executive officer in January 2012), and to hold at least such minimum value in shares of our common stock for so long as applicable. As of the date hereof, each of the NEOs to whom the stock ownership requirements was applicable is in compliance with the stock ownership policy.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP POLICY
In February 2016, our Nominating, Compliance and Corporate Governance Committee adopted a stock ownership policy that is applicable to each of our non-employee directors. Our Nominating, Compliance and Corporate Governance Committee believes this policy is an important tool in aligning the interests of our non-employee directors with the long-term interests of our stockholders.
The policy requires that our non-employee directors hold shares of Masimo stock with a value equal to at least $250,000. For purposes of calculating ownership under this policy, the following sources are included, whether vested or unvested: (i) shares of our common stock held directly by the non-employee director or in a trust for the benefit of the non-employee director or his family; (ii) shares of our common stock held by the non-employee director jointly with, or separately by, the non-employee director’s spouse and/or children sharing the same household as the non-employee director; (iii) shares of our common stock held by the non-employee director through a profit sharing, savings or deferral plan; and (iv) restricted stock or phantom stock held by the non-employee director. Stock options, unvested RSU awards and unearned PSU awards are not included in the calculation.
To give our non-employee directors time to comply with our stock ownership policy, our Nominating, Compliance and Corporate Governance Committee determined that our non-employee directors have until the later of March 1, 2021 or the five-year anniversary of their appointment as a director to comply with these guidelines.

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Table of Contents	ADDITIONAL INFORMATION

ADDITIONAL INFORMATION

PROPOSAL:	TO ELECT TWO CLASS I DIRECTORS AS NAMED IN OUR PROXY STATEMENT
1

Overview
The term of office for Class I Directors expires in 2020. Based on the recommendation of our Nominating, Compliance and Corporate Governance Committee, the Board has nominated Julie A. Shimer, Ph.D. and Mr. H Michael Cohen for election to the Board as Class I Directors. If elected at the Annual Meeting, each of Julie A. Shimer, Ph.D. and Mr. H Michael Cohen would serve until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified or, if sooner, until his or her death, resignation or removal.
Our Bylaws provide for a majority voting standard for uncontested elections of directors. This standard states that in uncontested director elections, a director nominee will be elected only if the number of votes cast “For” the nominee exceeds the number of votes cast “Against” the nominee. Under our Bylaws, in the event an incumbent nominee does not receive a majority of the votes cast for the incumbent director’s re-election, the incumbent director is required to promptly tender his resignation to the Board. Our Nominating, Compliance and Corporate Governance Committee will then make a recommendation to the full Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. Our Board will then decide whether to accept or reject the resignation, taking into account the Nominating, Compliance and Corporate Governance Committee’s recommendation. The determination of our Board and the rationale behind the decision will be publicly disclosed (by a press release, a filing with the SEC or other broadly disseminated means of communication) within 90 days from the date of the certification of the election results of our Annual Meeting. If the incumbent director’s resignation is not accepted by our Board, the director will continue to serve until his successor is duly elected, or his earlier resignation or removal. If a director’s resignation is accepted by our Board, then our Board may fill any resulting vacancy or decrease the size of the Board.
Nominees
The Nominating, Compliance and Corporate Governance Committee recommends, and the Board nominated, the following individuals for election for a three-year (Class I) term expiring at the 2023 Annual Meeting of Stockholders:

Nominees	Term in Office
Julie A. Shimer, Ph.D.	Class I - Continuing in Office Until the 2020 Annual Meeting of the Stockholders
H Michael Cohen	Class I - Continuing in Office Until the 2020 Annual Meeting of the Stockholders

The nominees have agreed to serve as directors if elected. We have no reason to believe that the nominees will be unable to serve. The section titled “Board of Directors” beginning on page 20 of this Proxy Statement contains the nominees’ biographies.

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE NAMED ABOVE.

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Table of Contents	ADDITIONAL INFORMATION

The following directors will remain in office until the date specified below:

Current Directors	Class and Remaining Term in Office
Thomas Harkin	Class II - Continuing in Office Until the 2021 Annual Meeting of the Stockholders
Joe Kiani	Class II - Continuing in Office Until the 2021 Annual Meeting of the Stockholders
Adam Mikkelson	Class III - Continuing in Office Until the 2022 Annual Meeting of the Stockholders
Craig Reynolds	Class III - Continuing in Office Until the 2022 Annual Meeting of the Stockholders

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Table of Contents	ADDITIONAL INFORMATION

PROPOSAL:	TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 2, 2021
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The Audit Committee of our Board has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending January 2, 2021, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
Grant Thornton was appointed as our independent registered public accounting firm in July 2006 and has reported on our consolidated financial statements for years 2005 through 2019. The decision to select Grant Thornton as our independent registered public accounting firm for fiscal year 2020 (ending January 2, 2021) was recommended by our Audit Committee and approved by our Board.
Representatives of Grant Thornton are expected to be present at the Annual Meeting. The representatives of Grant Thornton will be able to make a statement at the meeting if they wish and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of Grant Thornton as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of Masimo and our stockholders.
Although our stockholders are not required to ratify the selection of Grant Thornton as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by stockholders, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending January 2, 2021.

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 2, 2021.

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PROPOSAL:	TO PROVIDE AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
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Our Board of Directors requests that our stockholders approve the compensation of our Named Executive Officers pursuant to Section 14A of the Exchange Act, as described in this Proxy Statement in the section titled “Compensation Discussion and Analysis” beginning on page 46, and the compensation tables beginning on page 71, and any related narrative discussion contained throughout this Proxy Statement. This vote is advisory and not binding on the Company, but the Board of Directors values the opinions of our stockholders and will consider the outcome of the vote in determining our executive compensation programs.

“Say-on-Pay Vote”
Our Board maintains a pay for performance philosophy that forms the foundation for all of the Compensation Committee’s decisions regarding executive compensation. In addition, our compensation programs are designed to facilitate strong corporate governance, foster collaboration and support our short and long-term strategy.
The Compensation Discussion and Analysis portion of this Proxy Statement contains a detailed description of our executive compensation philosophy and programs, including the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. Our stockholders have affirmed their support of our programs in our outreach discussions and in the last several year’s Say on Pay results. We believe that we have created a compensation program deserving of stockholder support.
In light of the above, we believe that the compensation of our named executive officers for fiscal 2019 was appropriate and reasonable, as well as reflective of our performance for the year. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of Masimo Corporation approve, on an advisory basis, our named executive officer compensation for fiscal 2019, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, in this Proxy Statement.”
This stockholder vote on named executive officer compensation is merely advisory and will not be binding upon us, our Board or our Compensation Committee. The outcome of the vote will not require us, our Board or our Compensation Committee to take any action or overrule any decision by the Company, our Board or the Compensation Committee. However, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL:	TO APPROVE AN AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN
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We are asking our stockholders to approve an amendment to our 2017 Equity Incentive Plan (the “2017 Equity Plan”), to increase the number of shares authorized for issuance under the 2017 Equity Plan by an additional 2,500,000 shares, and to eliminate provisions that were included for the purpose of permitting awards to qualify for the performance-based compensation exemption under Section 162(m). Our continuing ability to offer equity incentive awards under the 2017 Equity Plan is critical to our ability to attract, motivate and retain qualified personnel in light of the highly competitive market for employee talent in which we operate.
Our Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal. Our Board has approved the amendment to the 2017 Equity Plan, including the increase of the available shares thereunder and the elimination of provisions that were included for the purpose of permitting awards to qualify for the performance-based compensation exemption under Section 162(m), subject to stockholder approval, and recommends that stockholders vote in favor of this proposal.  If our stockholders approve this proposal, the amendment to our 2017 Equity Plan will become effective as of the date of stockholder approval. If our stockholders do not approve this proposal, the amendment to our 2017 Equity Plan will not take effect and our 2017 Equity Plan will continue in its current form.
The remainder of this proposal, when referring to the 2017 Equity Plan, refers to the amended 2017 Equity Plan as if this proposal is approved by our stockholders, unless otherwise specified or the context otherwise references the 2017 Equity Plan prior to the amendment.
Background
The 2017 Equity Plan was initially adopted by the Board on March 17, 2017, and our stockholders approved it on June 1, 2017. The initial share reserve under the 2017 Equity Plan was 5,000,000 shares. In addition, if any award granted under the 2017 Equity Plan expires or becomes unexercisable without having been exercised in full, it is surrendered pursuant to an Exchange Program (as defined in the 2017 Equity Plan) approved by our stockholders or is forfeited to or repurchased by the Company, the unpurchased or forfeited or repurchased shares subject to such award will become available for future grant or issuance under the 2017 Equity Plan.
As of March 30, 2020, approximately 1,864,090 shares remained available for grant under the 2017 Equity Plan. The Board believes that additional Shares are necessary to meet our anticipated equity compensation needs. The proposed share increase is expected to last approximately two to three years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates, as well as the number of shares we have available for grant under the 2017 Equity Plan.
In addition, Section 162(m) disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer, the chief financial officer and three other most highly-compensated executive officers in any taxable year. The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered officers in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In light of this, the amended 2017 Equity Plan eliminates provisions that were included solely for the purpose of permitting awards to qualify for the performance-based compensation exemption under Section 162(m).

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Why Our Board Recommends That You Approve the Proposed Amendment
Equity Award is a Key Component of Our Compensation Program
As discussed in the “Compensation Discussion and Analysis” section, our compensation program is designed to attract and retain the most talented employees within our industry and motivate them to perform at the highest level while executing our long-term strategy. The Board believes that the future success of the Company depends on our ability to attract and retain the best available employees, directors and other service providers (collectively, “personnel”) and that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company. Our personnel are our most valuable assets. As discussed under “Compensation Discussion Analysis-Components of our Compensation Program” above, the Board believes that equity awards motivate high levels of performance, align the interests of our personnel and stockholders by giving our personnel an opportunity to hold an ownership stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company.
Our 2017 Equity Plan Needs Additional Shares to Meet Our Demand
Over the last three fiscal years, we granted equity awards representing a total of 2.8 million shares. This level of share usage would deplete the proposed shares available under the 2017 Equity Plan by the end of 2022, although we cannot predict the level of future equity awards. We also intend for the share reserve to have a sufficient number of shares in the event that we hire senior level employees in the next few years, in order to be able to provide a competitive new hire package to recruit them to join us. We believe that the increased share reserve as described above will be sufficient to help us continue to achieve our goals of attracting, motivating and retaining new personnel, including senior level employees.
As competition for senior management, engineers and field sales personnel intensifies, we may not be able to attract and retain qualified personnel without adequate compensation. One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this approach would be advisable. As a high-growth company, we believe that a combination of equity and cash compensation is better for attracting, retaining and motivating employees. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations and investment in our business. Furthermore, we do not believe a cash-oriented program would have the same long-term retention value or serve to align employees’ interests to those of our stockholders.
Our Equity Awards are Performance-Based
The aim of our executive compensation program is to tie the pay of our Named Executive Officers to both their own and the Company’s performance. In 2019, 75% of the equity awards granted to our Chief Executive Officer, and 52% of the equity awards granted to our other Named Executive Officers, were performance-based.
We Manage Our 2017 Equity Plan Thoughtfully
We manage our long-term stockholder dilution by limiting the number of equity awards granted to what we believe is an appropriate amount of equity necessary to attract, reward and retain employees. Our burn rate, which we define as the number of shares subject to equity awards granted in a fiscal year divided by the weighted average shares outstanding for that fiscal year, averaged 1.6% for fiscal years 2017 through 2019. See the chart below for our three-year burn rates.

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We Are Committed to Promote Good Compensation and Governance Practices
Our 2017 Equity Plan contains provisions that protect the interests of stockholders and are generally accepted to be “best practices.” Key features of the 2017 Equity Plan include:

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Administrator Independence. The 2017 Equity Plan will be administered by the Compensation Committee of the Board, which is comprised entirely of independent, non-employee directors (subject to the Compensation Committee’s discretion to make certain delegations of authority according to the terms of the 2017 Equity Plan).

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Broad-Based Eligibility for Equity Awards.  We grant equity awards to a broad range of our employees. By doing so, we align employee interests with those of our stockholders. Approximately 36% of all outstanding equity awards, on a share basis, as of March 30, 2020 were held by employees who are not Named Executive Officers.

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No “Evergreen” Provision. The 2017 Equity Plan does not contain an annual “evergreen” provision that increases the number of shares available for issuance each year. The 2017 Equity Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of shares that may be issued subject to awards under the 2017 Equity Plan.

•	No Repricing Without Stockholder Approval. Stock options and stock appreciation rights granted under the 2017 Equity Plan may not be repriced without stockholder approval of an “Exchange Program”.

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No Liberal Recycling of Shares. Shares used to pay the exercise price of an award, any shares withheld for taxes and any shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options will not be available again for grant under the 2017 Equity Plan. The 2017 Equity Plan share reserve will also be reduced by the full amount of shares exercised pursuant to stock appreciation rights, regardless of the actual number of shares issued under the award.

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Annual Limits on Awards. The 2017 Equity Plan includes a maximum number of shares subject to awards, and a maximum value of cash awards, that could be granted or payable in each fiscal year of the Company to any individual. The 2017 Equity Plan also includes a separate maximum number of shares subject to awards that could be granted in each fiscal year of the Company to non-employee members of the Board. These maximums were originally included in order to make awards that qualify for exemption from Section 162(m), but we have determined to retain them even though the exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed.

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Minimum Vesting. The 2017 Equity Plan includes the minimum vesting requirements described below under “Administration”, and does not provide for automatic vesting of outstanding equity awards based solely on the occurrence of a change in control unless awards are not assumed or substituted for in connection with the change in control.

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Cancellation and Recapture of Awards. The 2017 Equity Plan permits the Administrator to reduce, cancel and/or recoup awards granted under the 2017 Equity Plan upon the occurrence of certain events such as conduct by a participant that is detrimental to the business or reputation of the Company.

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Negative Discretion. The 2017 Equity Plan permits the Administrator to exercise negative discretion to reduce or eliminate the amount of the performance units, performance shares or performance bonuses earned by a participant if, in the Administrator’s sole discretion, such reduction or elimination is appropriate.

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Limited Transferability. In general, awards under the 2017 Equity Plan may not be sold, pledged, assigned, transferred or otherwise encumbered by the person to whom they are granted, other than by will or by the laws of descent or distribution, unless approved by the Administrator.

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Awards subject to Clawback. All awards are subject to the provisions of any clawback policy implemented by us, including, without limitation, any clawback policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

•	No Tax Gross-Ups. The 2017 Equity Plan does not provide for, or authorize, any tax gross-ups.

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No Discounted Stock Options or Stock Appreciation Rights. The 2017 Equity Plan generally prohibits the grant of options or stock appreciation rights with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.

The 2017 Equity Plan is attached as Appendix C to this Proxy Statement. The following summary of the 2017 Equity Plan does not contain all of the terms and conditions of the 2017 Equity Plan, and is qualified in its entirety by reference to the 2017 Equity Plan. You should refer to Appendix C for the full terms and conditions of the 2017 Equity Plan.
Summary of the 2017 Equity Plan
General
The purposes of the 2017 Equity Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, Board members and consultants, and to promote the success of our business. These incentives are provided through the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, performance shares, performance bonus awards and other stock or cash awards as the Administrator determines.
Authorized Shares
Subject to the adjustment provisions in the 2017 Equity Plan, the 2017 Equity Plan will consist of 7,500,000 total authorized shares of our common stock after giving effect to the 2,500,000 share increase in the number of shares authorized for issuance under this proposal.The shares available for issuance under the 2017 Equity Plan may be authorized, but unissued, or reacquired common stock of the Company.
If any award granted under the 2017 Equity Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program approved by our stockholders or is forfeited to or repurchased by the Company, the unpurchased or forfeited or repurchased shares subject to such award will become available for future grant or issuance under the 2017 Equity Plan. With respect to stock appreciation rights, all of the shares of common stock covered by the award (that is, shares actually issued pursuant to a stock appreciation right, as well as the shares that represent payment of the exercise price) will cease to be available under the 2017 Equity Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations of an award will not become available for future grant or issuance under the 2017 Equity Plan. Payment of cash rather than shares pursuant to an award will not reduce the number of shares available for issuance under the 2017 Equity Plan. Subject to the adjustment provisions of the 2017 Equity Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options is the total number of shares reserved for issuance as described above plus, to the extent permitted by the incentive stock option rules, the number of shares that become available for issuance under the 2017 Equity Plan, as set forth in this paragraph.

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Individual Award Limitations
The maximum number of shares of our common stock and/or dollars that may be granted or issued under the 2017 Equity Plan to any one individual (other than a non-employee director) during a fiscal year of the Company is as follows: (i) the maximum number of shares subject to stock-based awards other than stock options and stock appreciation rights granted to any one individual shall not exceed 3,000,000 shares (subject to adjustment for recapitalizations, stock splits, reorganizations, reclassifications and other events, as set forth in the 2017 Equity Plan), (ii) the maximum number of shares subject to awards that are stock-based awards in the form of stock options and stock appreciation rights shall not exceed 3,000,000 shares (subject to adjustment for recapitalizations, stock splits, reorganizations, reclassifications and other events, as set forth in the 2017 Equity Plan), and (iii) the maximum amount of cash or cash payments that may be received by any one individual shall not exceed $3,000,000.
Non-employee Director Award Limitations
The 2017 Equity Plan provides that the total compensation payable to a non-employee director in any fiscal year, other than such non-employee director’s first year of service as a non-employee director, for service as a non-employee director will be limited to $400,000, with the compensation resulting from awards determined based on the grant date fair value of such awards. A non-employee director may receive up to an additional $3,000,000 in compensation during his or her first year of service as a non-employee director.
Administration
The 2017 Equity Plan will be administered by the Administrator, which refers collectively to the Board and any committee (or committees) of the Board that is comprised of individuals that satisfy the requirements of applicable laws. To make grants to certain officers and key employees intended to be an exempt transaction under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Rule 16b-3”), the members of the committee must qualify as “non-employee directors” under Rule 16b-3. The Administrator may delegate day-to-day administration of the 2017 Equity Plan, and any of the functions assigned to it, to one or more individuals.
Subject to the terms of the 2017 Equity Plan, among other things, the Administrator has the power and the sole discretion to determine the fair market value of a share of the Company’s common stock for purposes of the 2017 Equity Plan, to select the employees, consultants and directors who will receive awards, to determine the terms and conditions of awards (including the exercise price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares of common stock relating thereto), to modify or amend an award subject to the restrictions of the 2017 Equity Plan, and to interpret the provisions of the 2017 Equity Plan and outstanding awards. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares under an award. The Administrator may approve award agreements for use under the 2017 Equity Plan and make rules and regulations, including rules and regulations relating to sub-plans established for the purpose of satisfying foreign laws (or qualifying for favorable tax treatment under them). The Administrator also may institute and determine the terms and conditions of an exchange program (with the prior consent of our stockholders). The Administrator may make all other determinations deemed necessary or advisable for administering the 2017 Equity Plan. The Administrator’s determinations will be final and binding on all participants and holders of awards and will be given the maximum deference permitted by law. The 2017 Equity Plan is governed by Delaware law and includes provisions designed to expedite the assertion and resolution of claims, as well as to assure compliance with applicable data privacy laws.
The 2017 Equity Plan provides that awards granted under the 2017 Equity Plan to service providers in their capacities as employees must generally vest over a period of not less than one year following the date of grant; however, awards that result in the issuance of an aggregate of up to 5% of the shares available under the 2017 Equity Plan may be granted to any one or more of our service providers without respect to such minimum vesting provisions.

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No Repricings Without Stockholder Approval
The Administrator may not implement any Exchange Program whereby the exercise prices of outstanding awards may be increased or reduced, outstanding awards may be surrendered or cancelled in exchange for cash or awards with a higher or lower exercise price, or outstanding awards may be transferred to a financial institution or other person or entity selected by the Administrator, unless it is approved by our stockholders.
Eligibility
Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary of the Company. However, incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary of the Company. As of March 30, 2020, there were approximately 1,800 employees (including eight executive officers), 200 consultants/contractors and 7 non-employee directors who were eligible to receive awards under the 2017 Equity Plan.
Options
Each option is evidenced by a stock option agreement that specifies the exercise price, the term of the option, forms of consideration for exercise and such other terms and conditions as the Administrator determines. The exercise price per share of each option granted under the 2017 Equity Plan may not be less than the fair market value of a share of our common stock on the date of grant, and an incentive stock option granted to a person who at the time of grant owns stock of the Company representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. Generally, the fair market value of our common stock is the closing price of our common stock on the Nasdaq Global Select Market on the relevant date.
Options will be exercisable at such times and under such conditions as are determined by the Administrator and as set forth in the applicable award agreement. An option is deemed exercised when the Company receives notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings. Until shares subject to an option are issued, the participant will have no rights to vote or receive dividends or any other rights as a stockholder with respect to such shares. The maximum term of an option will be specified in the award agreement; however, an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years.
Restricted Stock
Awards of restricted stock are rights to receive or purchase shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by an award agreement specifying the number of shares subject to the award, any period of restriction and other terms and conditions of the award, as determined by the Administrator.
Restricted stock awards may (but are not required to) be subject to vesting conditions, as the Administrator specifies, and the shares acquired may not be transferred by the participant until the vesting conditions (if any) are satisfied. During any period of restriction, the participant has full voting rights and will be entitled to receive dividends and other distributions with respect to the shares subject to the restricted stock unless the Administrator determines otherwise. Such dividends and other distributions, if any, will be subject to the same restrictions as the shares of restricted stock on which they were paid. The Administrator, in its sole discretion, may reduce or waive any vesting criteria or accelerate the time at which any restrictions will lapse or be removed. Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service.
Restricted Stock Units
Restricted stock units represent a right to receive shares at a future date as set forth in the participant’s award agreement. Each restricted stock unit granted under the 2017 Equity Plan will be evidenced by an award agreement that specifies the number of restricted stock units subject to the award, vesting criteria, the form of payout and other terms and conditions of the award, as determined by the Administrator.

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Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned restricted stock units will be settled, in the sole discretion of the Administrator, in the form of cash, shares or in a combination of cash and shares. The Administrator may establish vesting criteria in its discretion, which may be based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion, which may include the performance goals listed below, and, depending on the extent to which the vesting criteria are met, will determine the number of restricted stock units to be paid out to participants.
After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. A participant will forfeit any unearned shares subject to restricted stock units as of the date set forth in the award agreement.
Stock Appreciation Rights
A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of the shares underlying the award between the date of grant and the date of exercise. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price by (ii) the number of exercised shares. We may pay the amount of the appreciation in cash, in shares or in some combination of cash and shares.
Each stock appreciation right granted under the 2017 Equity Plan will be evidenced by an award agreement specifying the exercise price and the other terms and conditions of the award, as determined by the Administrator. The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. The term of a stock appreciation right will be no more than ten years from the date of grant.
Performance Units, Performance Shares and Performance Bonus Awards
Performance units, performance shares and performance bonus awards are awards that will result in a payment to a participant if specified performance goals are achieved during a specified performance period. Each performance unit will have an initial value determined by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant.
Each award of performance units, performance shares or performance bonus awards granted under the 2017 Equity Plan will be evidenced by an award agreement specifying the number of performance units or shares or the amount of the performance bonus award (as applicable), the vesting conditions (as applicable), the performance period and other terms and conditions of the award, as determined by the Administrator. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares or in a combination of cash and shares. Earned performance bonus awards will be paid in cash.
The Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units, shares or bonus awards and accelerate the time at which any restrictions will lapse or be removed. In addition, the Administrator may reduce or eliminate the amount of the performance units, performance shares or performance bonus award earned by a participant through the use of negative discretion if, in the Administrator’s sole discretion, such reduction or elimination is appropriate. A participant will forfeit any performance units, performance shares or performance bonus awards that are unearned or unvested as of the date set forth in the award agreement.

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Dividend Equivalents
A dividend equivalent is a credit payable in cash or shares, as determined by the Administrator, to the account of a participant in an amount equal to the cash dividends paid on shares subject to an award other than restricted stock or unexercised stock appreciation rights. The Administrator, in its sole discretion, may provide in the participant’s award agreement that the participant will be entitled to receive dividend equivalents on shares subject to an award having a record date prior to the date on which the shares are settled or forfeited. The Administrator will determine the terms and conditions of any dividend equivalents credited to an award under the 2017 Equity Plan. In the event of a dividend or distribution paid in shares or any other adjustment made upon a change in the capital structure of the Company, appropriate adjustments will be made to a participant’s award so that it represents the right to receive, upon settlement, any new, substituted or additional securities or other property (other than normal cash dividends) to which the participant would be entitled by reason of the shares issuable upon settlement of the award and any new, substituted or additional securities or other property will be subject to the same vesting conditions as are applicable to the award. Dividend equivalents are subject to the same individual award limitations (described below) that apply to awards of restricted stock units, performance shares, performance units or performance bonus awards, to which the dividend equivalents relate.
Other Awards
The 2017 Equity Plan permits the Administrator to grant other stock or cash awards under the 2017 Equity Plan subject to the terms and conditions determined by the Administrator.
Adjustments Upon Certain Events
In the event of any dividend or other distribution (whether in the form of cash, shares, other securities or other property, but excepting normal cash dividends), recapitalization, stock split, reverse stock split, reorganization, reincorporation, reclassification, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares or other securities of the Company, or other change in the corporate structure affecting the Company’s common stock occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2017 Equity Plan, will adjust the number and class of shares that may be delivered under the 2017 Equity Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the individual award limitations (as described above).
Performance Goals
The Administrator (in its discretion) may make performance goals applicable to an award recipient with respect to any award granted in its discretion, including but not limited to one or more of the performance goals listed below. Prior to the implementation of the Tax Cuts and Jobs Act that was signed into law on December 22, 2017, if the Administrator desired that an award of restricted stock, restricted stock units, performance shares, performance units or performance bonus awards under the 2017 Equity Plan qualify as performance-based compensation under Section 162(m), then the award had to satisfy certain procedural requirements and be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) and could provide for a targeted level or levels of achievement, including one or more of the following measures: research and development milestones; business divestitures and acquisitions; cash flow; cash position and cash equivalents; collaboration arrangements; collaboration progression; credit rating; customer service; earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); earnings per share; economic value added; employee retention; employee satisfaction; expenses, including expense reduction; financing events; gross margin; growth with respect to any of the foregoing measures; growth in bookings; growth in revenues; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; inventory balance; inventory turnover ratio; market share; net income; net profit; net sales; new product development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; pre-tax profit; product approvals; product sales; productivity; projects in development; regulatory filings and/or approvals; return on assets; return on capital; return on stockholder equity; return on investment; return on sales; revenue (which may include product, royalty, licensing, total and/or other revenue); revenue growth; sales growth; sales results; stock price;

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strategic transactions; time to market; total stockholder return; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; working capital; and objective operating goals, objective employee metrics, and other objective financial or other metrics relating to the progress of the Company or to a subsidiary, division or department thereof. The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured (as applicable), in absolute terms, in combination with another performance goal or goals, in relative terms, on a per-share or per-capita basis, against the performance of the Company as a whole or a segment of the Company and/or on a pre-tax or after-tax basis. As a result of the implementation of the Tax Cuts and Jobs Act, we are not able to take a deduction for any compensation in excess of $1 million that is paid to a covered officer. Accordingly, awards granted under the 2017 Equity Plan and subject to achievement of performance goals do not need to comply with the conditions described herein pursuant to Section 162(m) and may be subject to the performance goals applicable listed above as well as any additional measures or metrics deemed appropriate by the Administrator. The performance goals applicable to awards may differ from participant to participant and from award to award. The Administrator, in its discretion, determines whether and the extent to which any performance goals are or are not satisfied and to which awards subject to performance goals are earned or settled, including whether any significant elements or items shall be included in or excluded from the calculation of any performance goals with respect to any awards or participants.
Transferability of Awards
Unless the Administrator determines otherwise, awards granted under the 2017 Equity Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, and awards may be exercised, during the lifetime of the participant, only by the participant.
Change in Control
In the event of a merger or “change in control” of the Company (as defined in the 2017 Equity Plan), the Administrator will have authority to determine the treatment of outstanding awards, including, without limitation, that outstanding awards be continued by the Company (if the Company is a surviving corporation) or awards be assumed or substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator will not be required to treat all outstanding awards similarly.
If the successor corporation does not assume or substitute outstanding awards, options and stock appreciation rights will become fully vested and exercisable, all restrictions on restricted stock and restricted stock units will lapse and, with respect to awards with performance-based vesting, unless determined otherwise by the Administrator, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the Administrator will notify the participant that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.
If the successor corporation assumes or substitutes outstanding awards held by a non-employee director and the non-employee director’s status as a director of the Company or a director of the successor company terminates other than upon voluntary resignation by the non-employee director (unless such resignation is at the request of the acquirer), then his or her options and stock appreciation rights will fully vest and become immediately exercisable, all restrictions on restricted stock and restricted stock units held by such non-employee director will lapse, and all performance goals or other vesting requirements will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.
Dissolution or Liquidation
In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed transaction to the extent the award has not been previously exercised (in the case of stock options and stock appreciation rights) or has not been settled through an issuance of shares or a cash payment to the participant (in the case of other awards).

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Forfeiture of Awards
The Administrator may provide in an award agreement that an award granted under the 2017 Equity Plan is subject to reduction, cancellation, forfeiture or recoupment upon certain specified events, such as (without limitation) fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material policies of the Company and/or a subsidiary of the Company, breach of non-competition, confidentiality or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company and/or its subsidiaries. The Administrator may also require awards granted under the 2017 Equity Plan to be reduced, cancelled, forfeited or subject to recoupment to the extent required by applicable laws.
Duration, Amendment and Termination
The 2017 Equity Plan will automatically terminate ten years from the date of its initial approval by our stockholders, unless terminated at an earlier time by the Administrator. The Administrator may terminate, amend or suspend the 2017 Equity Plan at any time; however, the 2017 Equity Plan requires the Company to obtain stockholder approval for any amendment to the extent necessary and desirable to comply with applicable laws. No termination or amendment may materially impair the rights of any participant unless either mutually agreed otherwise between the participant and the Administrator or for limited other reasons as set forth in the 2017 Equity Plan.
Summary of U.S. Federal Income Tax Consequences
The following paragraphs are intended as a summary of the U.S. federal income tax consequences to U.S. taxpayers and the Company of equity awards granted under the 2017 Equity Plan. This summary does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences. Tax consequences for any particular individual may be different.
Incentive Stock Options
A participant recognizes no taxable income as the result of the grant of an incentive stock option that qualifies under Section 422 of the Code, nor as the result of its exercise (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two-year or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
Nonstatutory Stock Options
A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

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Stock Appreciation Rights
A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be treated as long-term or short-term capital gain or loss, depending on the holding period.
Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Performance Bonus Awards and Other Stock-based Awards
A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, performance unit or other stock-based award is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted. A participant generally will not have taxable income at the time a performance bonus award is granted. Instead, he or she will recognize ordinary income in the first taxable year in which the performance bonus award is paid to the participant.
Section 409A of the Code
Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2017 Equity Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the provisions of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for the Company
We generally will be entitled to a tax deduction in connection with an award under the 2017 Equity Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).
Section 162(m) limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to its Named Executive Officers. Prior to the Tax Cuts and Jobs Act, compensation that satisfied conditions set forth under Section 162(m) to qualify as “performance-based compensation” was not subject to the limitation, and the limitation did not apply to compensation paid to the Chief Financial Officer. The Tax Cuts and Jobs Act eliminated the performance-based compensation exception beginning January 1, 2018, but provided a transition rule with respect to compensation which is provided pursuant to a written binding contract that was in effect on November 2, 2017 and that was not materially modified after that date. With the elimination of the exemption for performance-based compensation, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our Named Executive Officers, other than previously granted awards that are subject to and comply with the transition rules, and therefore the 2017 Equity Plan no longer includes provisions that were included for the purpose of permitting awards to qualify for the performance-based compensation exemption under Section 162(m).

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Number of Awards Granted to Employees, Directors and Consultants
The number of awards that an employee, Board member or consultant may receive under the 2017 Equity Plan is in the discretion of the Administrator and therefore cannot be determined in advance. For illustrative purposes only, the following table sets forth (i) the aggregate number of shares subject to options granted under the 2017 Equity Plan during the last fiscal year to our named executive officers, to all current executive officers, as a group, to all directors who are not executive officers, as a group, and to all employees who are not executive officers, as a group, (ii) the average per share exercise price of such options, (iii) the aggregate number of shares subject to awards of restricted share units and performance share units granted under the 2017 Equity Plan during the last fiscal year to our named executive officers, to all executive officers, as a group, to all directors who are not executive officers, as a group, and to all employees who are not executive officers, as a group, and (iv) the dollar value of such restricted share and performance share unit awards based on $159.49 per share, which was the closing price per share of our common stock on the Nasdaq Global Select Market on December 27, 2019, the last trading day of our 2019 fiscal year.

Name of Individual or Group and Position	Number of Shares Subject to Options (#)	Average Per Share Exercise Price ($)	Number of Shares Subject to Restricted Stock Units and Performance Share Units (#)	Dollar Value of Shares Subject to Restricted Stock Units ($)(1) and Performance Share Units ($)(2)
Joe Kiani, Chief Executive Officer & Chairman	72,355	$133.50	67,415	$10,752,018
Micah Young, Executive Vice President, Chief Financial Officer	7,235	133.50	6,741	1,075,122
Bilal Muhsin, Chief Operating Officer	57,235	136.87	6,741	1,075,122
Tom McClenahan, Executive Vice President, General Counsel & Corporate Secretary	7,235	133.50	6,741	1,075,122
Anand Sampath, Executive Vice President, Operations & Clinical Research	7,235	133.50	6,741	1,075,122
All current executive officers, as a group (8 persons)	173,000	134.25	114,602	18,277,873
All directors who are not executive officers, as a group	—	—	9,128	1,455,825
All employees who are not executive officers, as a group	371,441	139.43	99,549	15,877,070
______________________

(1)
For RSUs, amounts reflect the fair value of the award as of the last day of fiscal year 2019. Actual payout value will depend on the market value of our common stock on a date in the future when an award vests.

(2)
For PSUs, amounts reflect the fair value of the award as of the grant date assuming achievement of the “target” performance achievement level. Regardless of the value on the grant date, the actual value will depend on the market value of our common stock on a date in the future when an award vests or stock option is exercised. As described below, the PSUs earned will range from 50% - 200% of target based on the achievement of performance goals, which vests in the form of shares of our common stock following the conclusion of the performance period.

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN.

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PROPOSAL:	TO APPROVE AN AMENDMENT TO OUR EXECTUIVE BONUS INCENTIVE PLAN
5

We are asking our stockholders to approve an amendment to the Masimo Corporation Executive Bonus Incentive Plan (the “Bonus Plan”) to eliminate provisions that were included for the purpose of permitting awards granted pursuant thereto to qualify for the performance-based compensation exemption under Section 162(m).
Our Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal. Our Board has approved the amendment to the Bonus Plan to eliminate provisions that were included for the purpose of permitting awards to qualify for the performance-based compensation exemption under Section 162(m), subject to stockholder approval, and recommends that stockholders vote in favor of this proposal. If our stockholders approve this proposal, the amendment to our Bonus Plan will become effective as of the date of stockholder approval. If our stockholders do not approve this proposal, the amendment to our Bonus Plan will not take effect and our Bonus Plan will continue in its current form.
The remainder of this proposal, when referring to the Bonus Plan, refers to the amended Bonus Plan as if this proposal is approved by our stockholders, unless otherwise specified or the context otherwise references the Bonus Plan prior to the amendment.
Background
The Bonus Plan was initially adopted by our Compensation Committee on March 17, 2017, and our stockholders approved it on June 1, 2017. Section 162(m) disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer, the chief financial officer and three other most highly-compensated executive officers in any taxable year. The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered officers in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In light of this, the amended Bonus Plan eliminates provisions that were included solely for the purpose of permitting awards granted pursuant to the Bonus Plan to qualify for the performance-based compensation exemption under Section 162(m).
Why Our Board Recommends That You Approve the Proposed Amendment
Our Board has approved the amendment to the Bonus Plan to eliminate provisions that were included solely for the purpose of permitting awards to qualify for the performance-based compensation exemption under Section 162(m). As noted above, compensation paid to our executive officers pursuant to the Bonus Plan will no longer qualify for the exemption under Section 162(m) and therefore the provisions proposed to be eliminated are no longer relevant, applicable or necessary under the Bonus Plan. In any event, all of the Bonus Plan awards proposed for fiscal year 2020 (as described under “Awards Granted to Certain Individuals and Groups” below) will be effective regardless of whether our stockholders approve the amendment to the Bonus Plan as the amendment does not have any impact on such awards.
Summary of the Executive Bonus Incentive Plan
The Bonus Plan is attached as Appendix D to this Proxy Statement. The following summary of the Bonus Plan does not contain all of the terms and conditions of the Bonus Plan, and is qualified in its entirety by reference to the Bonus Plan. You should refer to Appendix D for the full terms and conditions of the Bonus Plan.

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Purpose
The purpose of the Bonus Plan is to motivate key executives to perform to the best of their abilities and to achieve the Company’s objectives. The Bonus Plan accomplishes this by paying awards under the Bonus Plan only after the achievement of the specified goals. As described above, only bonus awards payable pursuant to a written binding contract that was in effect on November 2, 2017, and is not materially modified after that date will potentially be deductible to us under the “performance-based” compensation exception to Section 162(m).
Eligibility to Participate; Performance Period
The Bonus Plan is and will be administered by our Compensation Committee or such other committee designated by our Board. Our Compensation Committee initially selects the length of the performance period (which may not be less than one fiscal year), and which of our employees (and employees of our affiliates) are and will be eligible to receive awards under the Bonus Plan. Special plan provisions allow for participation by newly-hired employees and separately address promotions, transfers and changes in status. The actual number of employees who will be eligible to receive an award during any particular year cannot be determined in advance because our Compensation Committee has discretion to select the participants. However, it is currently expected that between one and ten individuals will participate in the Bonus Plan in any performance period. As of March 30, 2020, there were eight individuals participating in the Bonus Plan for fiscal 2020.
Target Awards and Performance Goals
For each performance period associated with Bonus Plan awards, our Compensation Committee assigns each participant a threshold, target, and/or maximum award, and the performance goal or goals that must be achieved before an award actually will be paid to the participant. The participant’s threshold, target, and maximum award levels may or may not be expressed as a percentage of his or her base salary. The performance goals require the achievement of objectives for one or more of the following measures: research and development milestones; business divestitures and acquisitions; cash flow; cash position and cash equivalents; collaboration arrangements; collaboration progression; credit rating; customer service; earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); net income per diluted share; economic value added; employee retention; employee satisfaction; expenses, including expense reduction; financing events; gross margin; growth with respect to any of the foregoing measures; growth in bookings; growth in revenues; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; inventory balance; inventory turnover ratio; market share; net income; net profit; net sales; new product development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; pre-tax profit; product approvals; product sales; productivity; projects in development; regulatory filings and/or approvals; return on assets; return on capital; return on stockholder equity; return on investment; return on sales; revenue (which may include product, royalty, licensing, total and/or other revenue); revenue or sales growth or objectives (including for a specific product or products); sales results; stock price; strategic transactions; time to market; total stockholder return; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; working capital; and objective operating goals, objective employee metrics, and other objective financial or other metrics relating to the progress of the Company or to any of its subsidiaries, divisions or departments.
Our Compensation Committee will determine whether any significant element(s) will be included in or excluded from the calculation of any performance goal with respect to any participant. The performance goals may differ from participant to participant and from award to award, may be used alone or in combination, may be used to measure our performance as a whole or the performance of one of our business units, and may be measured relative to a peer group or index.

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Actual Awards
After the performance period ends, our Compensation Committee approves the extent to which the pre-established performance goals actually were achieved or exceeded. The actual award that is payable to a participant is determined using a formula that increases or decreases the participant’s target award based on the level of actual performance attained. However, the Bonus Plan limits actual awards to a maximum of $5 million per participant in any fiscal year, even if the formula otherwise indicates a larger award. If there are multiple performance periods ending in the same fiscal year, the aggregate amount paid with respect to all performance periods occurring within that fiscal year cannot exceed the maximum specified in the previous sentence.
Actual awards are paid in cash as soon as administratively practicable, but no later than the dates set forth in the Bonus Plan. Under certain circumstances, our Compensation Committee has discretion to pay out all or part of an award if a participant terminates employment or in the event of a change of control of the Company. In addition, our Compensation Committee has the authority under the Bonus Plan to reserve to itself the discretion to pay bonuses in installments subject to vesting conditions, as well as pay less, but not more, than the amount otherwise payable pursuant to the performance formula that determines actual awards.
Forfeiture of Awards
Our Compensation Committee may provide in an award agreement that an award granted under the Bonus Plan is subject to reduction, cancellation, forfeiture or recoupment upon certain specified events, such as (without limitation) fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material policies of the Company and/or a subsidiary of the Company, breach of non-competition, confidentiality or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company and/or its subsidiaries. Our Compensation Committee may also require awards granted under the Bonus Plan to be reduced, cancelled, forfeited or subject to recoupment to the extent required by applicable laws.
Administration, Amendment and Termination
Our Compensation Committee administers the Bonus Plan. Members of our Compensation Committee must qualify as non-employee directors as defined in Rule 16b-3. Subject to the terms of the Bonus Plan, our Compensation Committee has sole discretion to:

•	determine the length of performance periods;

•	select the employees who will receive awards;

•	determine the target award for each participant;

•	determine the performance goals that must be achieved before any actual awards are paid;

•	determine a formula to determine the actual award (if any) payable to each participant; and

•	interpret the provisions of the Bonus Plan.
The Bonus Plan designates Delaware law as controlling and includes provisions designed to expedite the assertion and resolution of claims, as well as to assure compliance with applicable data privacy laws. The Board or our Compensation Committee may amend or terminate the Bonus Plan at any time and for any reason. The amendment or termination of the Bonus Plan will not, without the consent of the participants, materially alter or impair any rights or obligations under any awards granted under the Bonus Plan (except to the extent necessary to conform with Section 409A of the Code or applicable laws).
Federal Income Tax Consequences
Under present federal income tax law, participants will recognize ordinary income equal to the amount of the award received in the year of receipt. That income will be subject to applicable income and employment tax withholding by the Company. If and to the extent that the Bonus Plan payments satisfy the requirements of the transition relief rule under Section 162(m) and otherwise satisfy the requirements for deductibility under federal income tax law, we will receive a deduction for the amount constituting ordinary income to the participant.

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Awards Granted to Certain Individuals and Groups
The following table sets forth certain information regarding performance-based cash incentives awarded in March 2020 for each of the named executive officers, and for all current executive officers as a group. The awards are for performance for fiscal 2020 and are shown as a percentage of the participant’s base salary in effect as of March 12, 2020, the date of grant of the award.

	Threshold Level		Plan		Target		Above Target		Maximum
Named Executive Officer or Group	%	Amount	%	Amount	%	Amount	%	Amount	%	Amount
Joe Kiani	0	0	100%	$ 1,125,510	100%	$ 1,125,510	150%	$ 1,688,265	200%	$ 2,251,020
Micah Young	0	0	50	214,803	50	214,803	75	322,204	100	429,605
Bilal Muhsin	0	0	50	275,000	50	275,000	75	412,500	100	550,000
Tom McClenahan	0	0	50	213,847	50	213,847	75	320,771	100	427,694
Anand Sampath	0	0	50	229,473	50	229,473	75	344,210	100	458,946
All of our current executive officers as a group (8 persons)	0	0	64	2,644,879	64	2,644,879	95	3,967,319	127	5,289,758
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(1)
Based on the participant’s base salary in effect as of March 12, 2020, the date of grant of the award. The base salary used for purposes of calculating bonuses payable under the Bonus Plan for fiscal 2020 is expected to be greater than the base salary in effect as of March 12, 2020.

Each of the awards covered in the table above was determined according to a formula based on our adjusted product revenues and adjusted non-GAAP operating margin for fiscal 2020, as adjusted in accordance with the Bonus Plan. The annual cash bonus, if any, based on these two performance measures for 2020 will be paid in early 2021. All of the Bonus Plan awards described above will be effective regardless of whether our stockholders approve the amendment to the Bonus Plan as the amendment does not have any impact on such awards.

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR EXECUTIVE BONUS INCENTIVE PLAN.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
We adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of transactions with related persons. For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) and any “related person” were, are or will be participants involving an amount that exceeds $120,000. For purposes of the policy, a related person is:

•
any person who is or was a director or executive of ours since the beginning of our immediately preceding fiscal year or an immediate family member of, or person sharing a household with, any of the foregoing individuals;

•
any person known by us to be the beneficial owner of more than five percent of any class of our outstanding voting securities or, if the beneficial owner is an individual, an immediate family member of, or person sharing a household with, any of the foregoing individuals; and

•
any firm, corporation or other entity in which any of the foregoing individuals is employed or is a general partner or principal or in a similar position, or in which any of the foregoing individuals has a five percent or greater beneficial interest.

Under the policy, prior to entering into a related person transaction, our legal department must present information regarding the proposed related person transaction to our Nominating, Compliance and Corporate Governance Committee for approval at its next regularly scheduled meeting (or, where our legal department, in consultation with our CEO or Chief Financial Officer, determines that it is not practicable to or desirable to wait until the next meeting of the Nominating, Compliance and Corporate Governance Committee, to the Chairperson of our Nominating, Compliance and Corporate Governance Committee, who is authorized under the policy to act on behalf of the Nominating, Compliance and Corporate Governance Committee with respect to matters covered by the policy between meetings of the Nominating, Compliance and Corporate Governance Committee).
To identify proposed related person transactions in advance, our legal department relies on information supplied by our directors, executive officers or business unit or function/department leader responsible for the proposed related person transaction. In considering related person transactions, the Nominating, Compliance and Corporate Governance Committee (or the Chairperson of the Nominating, Compliance and Corporate Governance Committee) takes into account all relevant facts and circumstances related to the proposed transaction. In the event a member of the Nominating, Compliance and Corporate Governance Committee, or any immediate family member or affiliate of a member of the Nominating, Compliance and Corporate Governance Committee is the related person, such member of the Nominating, Compliance and Corporate Governance Committee is prohibited from participating in any review, consideration or approval of the related person transaction. The policy requires that the Nominating, Compliance and Corporate Governance Committee will only approve a related person transaction if it determines that the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders.
Under the policy, the following related person transactions are deemed to be pre-approved by the Nominating, Compliance and Corporate Governance Committee regardless of the amount involved:

•	employment and compensation of our executive officers, subject to certain exceptions;

•	compensation of our directors, subject to certain exceptions;

•
certain transactions between us and an unrelated third party entity in which the related person’s only relationship with the third party is as an employee (other than an executive officer), director or beneficial owner of less than 10% of the other entity’s shares, subject to certain limitations;

•	certain contributions to the Masimo Foundation and certain other charitable contributions; and

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•	transactions in which all of our stockholders receive the same benefit on a pro rata basis.
The policy also permits our Nominating, Compliance and Corporate Governance Committee to ratify, amend, rescind or terminate any related person transaction that is not pre-approved in accordance with the terms above.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions or series of transactions since December 29, 2018, or any currently proposed transaction, to which we were or are to be a participant in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know held more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Executive Compensation—Employment Contract and Severance Arrangements” above.

CERCACOR LABORATORIES, INC.
Cercacor is an independent entity spun off from us to our stockholders in 1998. Joe Kiani, our Chairman and CEO, is also the Chairman and CEO of Cercacor. Mr. Kiani receives a separate salary and equity compensation from Cercacor in his capacity as an employee of Cercacor.
We are a party to the Cross-Licensing Agreement with Cercacor, which governs each party’s rights to certain of the intellectual property held by the two companies. To date, we have developed and commercially released devices that measure carbon monoxide, methemoglobin and hemoglobin using licensed rainbow® technology. Pursuant to the Cross-Licensing Agreement, we are currently subject to certain specific minimum royalty payment obligations of $5.0 million per year. Actual aggregate royalty payment liabilities payable to Cercacor were approximately $12.1 million for fiscal 2019.
We have also entered into the Services Agreement with Cercacor, which governs certain general and administrative services we provide to Cercacor. Pursuant to the Services Agreement, Cercacor paid us approximately $0.2 million for general and administrative services related to fiscal 2019.
In December 2019, we entered into a new lease agreement with Cercacor for approximately 34,000 square feet of office, research and development space at one of our owned facilities in Irvine, California (“Cercacor Lease”). The Cercacor Lease expires on December 31, 2024. In March 2016, we entered into a sublease with Cercacor, pursuant to which we subleased approximately 16,830 square feet of excess office and laboratory space located at 40 Parker, Irvine, California to Cercacor (“Cercacor Sublease”). The Cercacor Sublease began on May 1, 2016 and expired on December 15, 2019. We recognized approximately $0.4 million of combined lease and sublease income pursuant to the Cercacor Lease and Cercacor Sublease during fiscal 2019.
Prior to our initial public offering in August 2007, our stockholders owned approximately 99.9% of the outstanding capital stock of Cercacor, and we believe that as of March 28, 2020, a number of stockholders of Cercacor continued to own shares of our common stock. Mr. Kiani is the only stockholder of Cercacor who owns 5% or more of Masimo’s outstanding voting stock.

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MASIMO FOUNDATION FOR ETHICS, INNOVATION AND COMPETITION IN HEALTHCARE
Joe Kiani is also the Chairman and one of his family members is a Director of the Masimo Foundation for Ethics, Innovation and Competition in Healthcare (the “Masimo Foundation”), a non-profit organization which was founded in 2010 to provide a platform for encouraging ethics, innovation and competition in healthcare. Our Executive Vice President (“EVP”) and Chief Financial Officer serves as the Treasurer of the Masimo Foundation and our EVP, General Counsel and Corporate Secretary serves as the Secretary of the Masimo Foundation. For the fiscal year ended December 28, 2019, we made cash contributions of approximately $1.0 million to the Masimo Foundation, a portion of which was, in turn, indirectly contributed by the Masimo Foundation to the Patient Safety Movement Foundation (“PSMF”) by a donor advised fund. In addition, for the year ended December 28, 2019, we made various in-kind contributions to the Masimo Foundation, mainly in the form of donated administrative services.

PATIENT SAFETY MOVEMENT FOUNDATION
The Patient Safety Movement Foundation is a non-profit organization which was founded in 2013 to work with hospitals, medical technology companies and patient advocates to unite the healthcare ecosystem and eliminate the more than 200,000 U.S. preventable hospital deaths that occur every year. Joe Kiani is also a director of PSMF. During the fiscal year ended December 28, 2019, we contributed approximately $35,000 to the PSMF, as well as various in-kind contributions, mainly in the form of donated administrative services.

INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS
We have entered into indemnity agreements with our directors and executive officers under which we agreed to indemnify those individuals under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines, settlements and any other amounts they may be required to pay in actions, suits or proceedings which they are or may be made a party or threatened to be made a party by reason of their position as a director, officer or other agent of ours, and otherwise to the fullest extent permitted under Delaware law and our Bylaws. We also have an insurance policy covering our directors and executive officers with respect to certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or otherwise. We believe that these provisions and insurance coverage are necessary to attract and retain qualified directors, officers and other key employees.

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QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT THESE PROXY MATERIALS AND VOTING

1. Why am I receiving these materials?
We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board”) of Masimo Corporation (sometimes referred to as “we”, “Masimo” or the “Company”) is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or submit your proxy through the internet or by telephone according to the instructions contained in the enclosed proxy card.
The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our annual report is first being mailed on or about April 20, 2020 to all stockholders entitled to receive notice of and to vote at the Annual Meeting.

2. When and where will the Annual Meeting be held?
The Annual Meeting will be held on May 29, 2020, at 2:00 p.m. Pacific Time at our offices located at 52 Discovery, Irvine, California 92618. Directions to our offices are set forth on the back of this Proxy Statement.
We are actively monitoring COVID-19 developments and related public health concerns and developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. The health and well-being of our employees and stockholders are important. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release and we will post details at www.envisionreports.com/masi and/or www.masimo.com that will also be filed with the SEC as proxy materials. Please check www.envisionreports.com/masi and/or www.masimo.com in advance of the date of the Annual Meeting if you are planning to attend in person. If we elect to hold a virtual meeting, this will not have any impact on your ability to vote by proxy using the enclosed proxy card, vote by proxy on the internet or vote by proxy over the telephone, each as explained in this Proxy Statement. As always, we encourage you to vote your shares prior to the Annual Meeting.

3. Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 30, 2020 will be entitled to vote at the Annual Meeting. At the close of business on this record date, there were 54,115,411 shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of common stock will have one vote for each share of common stock they owned as of the close of business on March 30, 2020.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on March 30, 2020, your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are the stockholder of record for these shares. As a stockholder of record, you may vote either in person at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete and return the enclosed proxy card or submit your proxy through the internet or by telephone by following the instructions provided in the proxy card to ensure that your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If at the close of business on March 30, 2020, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent considered the stockholder of record of the shares.

4. What am I voting on?
There are five matters scheduled for a vote at the Annual Meeting:

•	To elect the Class I nominees for director to serve until our 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2021;

•	To vote on an advisory resolution to approve named executive officer compensation;

•	To approve an amendment to our 2017 Equity Incentive Plan; and

•	To approve an amendment to our Executive Bonus Incentive Plan.

5. Will there be any other items of business on the agenda?
Aside from the election of the Class I Directors, the ratification of the selection of our independent registered public accounting firm, the advisory vote to approve the compensation of our named executive officers, the amendment to our 2017 Equity Incentive Plan, and the amendment to our Executive Bonus Incentive Plan, the Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

6. What is the Masimo Board’s voting recommendation?
Masimo’s Board recommends that you vote your shares:

•	“For” each of the Class I Director nominees;

•	“For” the ratification of the selection of Grant Thornton LLP as Masimo’s independent registered public accounting firm for the fiscal year ending January 2, 2021; and

•	“For” the approval of our named executive officer compensation.

•	“For” the approval of an amendment to our 2017 Equity Incentive Plan.

•	“For” the approval of an amendment to our Executive Bonus Incentive Plan.

7. How do I vote?
For Proposal No. 1, you may vote “For” or “Against” a director nominee or abstain from voting. For Proposal Nos. 2, 3, 4 and 5 you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

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Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.
If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, vote by proxy on the internet or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

•	To vote by proxy on the internet, go to www.envisionreports.com/MASI and follow the instructions set forth on the internet site.

•
To vote by proxy over the telephone, dial the toll-free telephone number listed on your proxy card under the heading “vote by telephone” using a touch-tone telephone and follow the recorded instructions.

If you vote by proxy, your vote must be received by 11:00 p.m. Pacific Time on May 26, 2020, to be counted.
We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Masimo. To ensure that your vote is counted, simply complete and mail the proxy card or, if provided by your agent, follow the instructions for submitting your proxy through the internet or by telephone. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

8. How do I vote my Masimo shares held through the Masimo Retirement Savings Plan?
If you hold shares of Masimo common stock through the Masimo Retirement Savings Plan (the “Savings Plan”) as of the record date, your proxy will also serve as a voting instruction for Fidelity Management Trust Company (“Fidelity”), which serves as the administrator of the Savings Plan, with respect to shares of Masimo common stock that you hold through the Savings Plan. You should sign the proxy card and return it in the enclosed envelope, or you may submit your proxy over the internet or by telephone by following the instructions on the enclosed proxy card. Fidelity will vote your Savings Plan shares as of the record date in the manner directed in the last timely voting instructions that are received from you. If voting instructions are not received from you by 11:00 p.m. Pacific Time on May 25, 2020, Fidelity will vote your Savings Plan shares as of the record date in the same manner, proportionally, as it votes the other shares of common stock for which proper and timely voting instructions of other Savings Plan participants have been received by Fidelity. You may change or revoke previously given voting instructions in any of the ways described under the question “Can I change my vote after submitting my proxy?”; however, your revocation or changed voting instructions must be received no later than 11:00 p.m. Pacific Time on May 25, 2020 or else we will not be able to timely notify Fidelity of your revoked or changed voting instructions.

9. How many votes do I have?
On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on March 30, 2020, the record date for the Annual Meeting.

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10. Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

11. Who is paying for this proxy solicitation?
We will bear the cost of soliciting proxies for the Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Masimo common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

12. Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

13. What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

14. Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed and executed proxy card with a later date;

•	You may submit a new proxy through the internet or by telephone (1-800-652-VOTE) (your latest internet or telephone instructions submitted prior to the deadline will be followed);

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618, by the deadline; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the voting instructions from that organization included with these proxy materials, or contact that organization to determine how you may revoke your proxy.
Votes will be counted by the inspector of election appointed for the Annual Meeting.

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15. How are my shares voted if I give no specific instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•	“For” the election of each of the Class I director nominees;

•	“For” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2021; and

•	“For” the approval of our named executive officer compensation.

•	“For” the approval of an amendment to our 2017 Equity Incentive Plan.

•	“For” the approval of an amendment to our Executive Bonus Incentive Plan.
This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.

16. What is a broker non-vote?
Under rules that govern brokers, banks and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these brokers, banks and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Only the ratification of auditors is considered a discretionary matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”

17. What are the voting requirements that apply to the proposals discussed in this Proxy Statement?
Proposals	Vote Required	Discretionary Voting Allowed?
1. Election of Directors	Majority Cast	No
2. Ratification of Auditors	Majority Cast	Yes
3. Advisory Vote to Approve the Compensation of our Named Executive Officers	Majority Cast	No
4. Approval of an Amendment to our 2017 Equity Incentive Plan	Majority Cast	No
5. Approval of an Amendment to our Executive Bonus Incentive Plan	Majority Cast	No
A “majority cast”, with regard to the election of a director, means the number of votes cast “for” a nominee’s election must exceed the number of votes cast “against” such nominee’s election. A “majority cast”, with regard to the ratification of auditors, the advisory vote to approve our named executive compensation, the vote to approve an amendment to our 2017 Equity Incentive Plan and the vote to approve an amendment to our Executive Bonus Incentive Plan, means the number of votes cast “for” the proposal must exceed the number of votes cast “against” such proposal.

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“Discretionary voting” occurs when a broker, bank or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which rules permit such broker, bank or other holder of record to vote. As noted above, when brokers, banks and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-votes.”
Although the vote on Proposal No. 3 is advisory and non-binding, as provided by law, our Board will review the results of the vote and, consistent with our record of stockholder engagement, will consider the results in making future decisions concerning executive compensation.

18. What is the effect of abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Masimo is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Therefore, abstentions will have no effect on Proposal No. 1—Election of Directors; Proposal No. 2—Ratification of Auditors; Proposal No. 3—Advisory Vote to Approve the Compensation of our Named Executive Officers; Proposal No. 4—Approval of an Amendment to our 2017 Equity Incentive Plan and Proposal No. 5—Approval of an Amendment to our Executive Bonus Incentive Plan.
Broker Non-Votes: As a result of a change in rules related to discretionary voting and broker non-votes, brokers, banks and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on named executive officer compensation matters. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on: Proposal No. 1—Election of Directors, Proposal No. 3—Advisory Vote to Approve the Compensation of our Named Executive Officers, Proposal No. 4—Approval of an Amendment to our 2017 Equity Incentive Plan and Proposal No. 5—Approval of an Amendment to our Executive Bonus Incentive Plan.
As a result, if you hold your shares in street name and you do not instruct your broker, bank or other such holder how to vote your shares in the election of directors or the advisory vote related to the approval of our executive compensation program, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. Proposal No. 2, the proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2021, should be considered a discretionary matter. Therefore, your broker, bank or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

19. What happens if an incumbent director nominee does not receive a majority of the votes cast for his re-election?
Our Bylaws require that if an incumbent director nominee does not receive a majority of the votes cast for his re-election, such incumbent nominee is to promptly tender his resignation to the Board. Our Nominating, Compliance and Corporate Governance Committee will then make a recommendation to the full Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. Our Board will then decide whether to accept or reject the resignation, taking into account the Nominating, Compliance and Corporate Governance Committee’s recommendation. The determination of our Board and the rationale behind the decision will be publicly disclosed (by a press release, a filing with the Securities and Exchange Commission (the “SEC”) or other broadly disseminated means of communication) within 90 days from the date of the certification of the election results of our Annual Meeting. If the incumbent director’s resignation is not accepted by our Board, the director will continue to serve until his successor is duly elected, or his earlier resignation or removal. If a director’s resignation is accepted by our Board, then our Board may fill any resulting vacancy or decrease the size of the Board.

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20. What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock are represented by votes at the Annual Meeting or by proxy. At the close of business on March 30, 2020, the record date for the Annual Meeting, there were 54,115,411 shares of common stock outstanding. Thus, a total of 54,115,411 shares are entitled to vote at the Annual Meeting and holders of common stock representing at least 27,057,707 votes must be represented at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the stockholders holding a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

21. Who will count the votes?
The votes will be counted, tabulated and certified by Computershare Trust Company, N.A., the transfer agent and registrar for our common stock.

22. Do Masimo’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?
Dr. Shimer and Mr. H Michael Cohen have an interest in Proposal No. 1—Election of Directors, as each nominee is currently a member of the Board. Members of the Board and our executive officers do not have any interest in Proposal No. 2—Ratification of Auditors. Our executive officers have an interest in Proposal No. 3—Advisory Vote to Approve the Compensation of our Named Executive Officers, as compensation for some of our executive officers is subject to this vote and in Proposal No. 5—Approval of an Amendment to our Executive Bonus Incentive Plan, as our executive officers will be eligible to receive awards under the terms of our Executive Bonus Incentive Plan. Additionally, members of the Board and our executive officers will be eligible to receive awards under the terms of our 2017 Equity Incentive Plan, and they therefore have a substantial interest in Proposal No. 4—Approval of an Amendment to our 2017 Equity Incentive Plan.

23. Is Masimo Corporation’s Annual Report on Form 10-K part of the proxy materials?
Our Annual Report on Form 10-K for the fiscal year ended December 28, 2019, as filed with the SEC on February 19, 2020, is available at www.envisionreports.com/MASI. This document constitutes our Annual Report to Stockholders, and is being made available to all stockholders entitled to receive notice of and to vote at the Annual Meeting. Except as otherwise stated, the Annual Report on Form 10-K is not incorporated into this Proxy Statement and should not be considered proxy solicitation material.

24. How can I find out the results of the voting at the Annual Meeting?
Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in the Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

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25. When are stockholder proposals due for next year’s annual meeting of stockholders?
Stockholders may submit proposals on matters appropriate for stockholder action at our 2021 Annual Meeting of Stockholders (“2021 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2021 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than December 21, 2020 to our Corporate Secretary at 52 Discovery, Irvine, California 92618. However, if the date of the 2021 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 29, 2021, to be considered for inclusion in proxy materials for our 2021 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Corporate Secretary at 52 Discovery, Irvine, California 92618 a reasonable time before we begin to print and send our proxy materials for our 2021 Annual Meeting of Stockholders.
If you wish to submit a proposal that is not to be included in the proxy materials for our 2021 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no later than March 6, 2021, but no earlier than February 4, 2021. However, if the date of the 2021 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 29, 2021, a stockholder proposal that is not to be included in the proxy materials for our 2021 Annual Meeting of Stockholders must be submitted in writing to our Corporate Secretary at 52 Discovery, Irvine, California 92618 not later than the close of business on the later of (1) the 90th day before the date of the 2021 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or disclosure in a filing with the SEC) the date of the 2021 Annual Meeting of Stockholders.
In addition, our Bylaws contain “proxy access” provisions (“Proxy Access Bylaw”) that permit a stockholder or group of stockholders to include director candidates that they intend to nominate in our annual meeting proxy statement and on our proxy card, provided that the stockholder ownership, notice and other requirements set forth in our Bylaws are satisfied. To be timely for our 2021 Annual Meeting of Stockholders, the required notice under our Proxy Access Bylaw must be received by the Corporate Secretary at the address set forth above not earlier than November 21, 2020 and not later than December 21, 2020. However, if the date of the 2021 Annual Meeting of Stockholders is advanced by more than 30 days prior to, or delayed by more than 30 days after May 29, 2021, then notice under the Proxy Access Bylaw must be received by the later of the close of business on the 180th day prior to the 2020 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of such annual meeting is first made.
The requirements for providing advance notice of business or nominations under our Proxy Access Bylaw as summarized above are qualified in their entirety by our Bylaws, which we recommend that you read in order to comply with the applicable requirements. Failure to timely deliver notice in accordance with our Bylaws or to satisfy the other requirements of our Bylaws may result in a proposal or nomination not being presented at our annual meeting of stockholders. You may refer to the copy of our Bylaws most recently filed with the SEC and available at www.sec.gov.

HOUSEHOLDING
We are sending only one Notice of Internet Availability of Proxy Materials to “street name” stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Notice of Internet Availability of Proxy Materials you may request them by calling our Corporate Secretary at (949) 297-7000, or by submitting a request in writing to our Corporate Secretary, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618, and we will promptly deliver a separate Notice of Internet Availability of Proxy Materials to you. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the Corporate Secretary in the same manner described above.

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ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 28, 2019, as filed with the SEC on February 19, 2020, is available without charge upon written request to Corporate Secretary, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 29, 2020:
The Proxy Statement, the Form 10-K and the Proxy Card are available at:
www.envisionreports.com/MASI

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Chairman & Chief Executive Officer
April 15, 2020
You are cordially invited to attend the annual meeting. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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Table of Contents	APPENDICES

APPENDICES

APPENDIX A
SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial measures presented exclude the items described below. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results or that these items are not indicative of the Company’s on-going core operating performance.
The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s financial performance for fiscal 2019: (i) constant currency product revenue growth percentage, (ii) non-GAAP net income, (iii) non-GAAP diluted earnings per share, (iv) non-GAAP earnings per share and (v) non-GAAP operating margin.
Management believes constant currency product revenue growth percentage, non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP gross profit, non-GAAP operating income and non-GAAP adjusted EBITDA are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business.
The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof:
Constant currency adjustments. Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period to period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods.
Royalty and other revenue, net of related costs. We derive royalty and other revenue, net of related costs, from certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis.
Acquisition-related costs, including depreciation and amortization. In the event we acquire, invest in or divest certain business operations, there may be non-recurring gains, losses or expenses that will be recognized related to the assets and/or liabilities sold or acquired that are not representative of normal on-going cash flows. Furthermore, there may be depreciation and amortization related to the revaluation of assets and liabilities (primarily intangible assets, property, plant and equipment adjustments, inventory revaluation, lease liabilities, etc.) to fair value through purchase accounting related to value created by the seller prior to the acquisition/strategic investment that does not reflect the normal on-going costs of operating our core business. We believe

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that exclusion of these gains, losses or costs in presenting non-GAAP financial measures provides management and investors a more effective means of evaluating historical performance and projected costs and the potential for realizing cost efficiencies within our core business. Depreciation and amortization related to the revaluation of acquisition related assets and liabilities will generally recur in future periods.
Litigation damages, awards and settlements. In connection with litigation proceedings arising in the course of our business, we have recorded expenses as a defendant in such proceedings in the form of damages, as well as gains as a plaintiff in such proceedings in the form of litigation awards and settlement proceeds. We believe that exclusion of these gains (net of any related costs incurred in the period the award or settlement is recognized) and losses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these expenses and gains are generally unrelated to our core business and/or infrequent in nature.
Non-operating other (income) expense. We are exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, we believe that exclusion of such realized and unrealized gains and losses are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Realized and unrealized foreign currency gains and losses are likely to recur in future periods.
Excess tax benefits from stock-based compensation. Current authoritative accounting guidance requires that excess tax benefits or costs recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. Since we cannot control or predict when stock option awards will be exercised or the price at which such awards will be exercised, the impact of such guidance can create significant volatility in our effective tax rate from one period to the next. We believe that exclusion of these excess tax benefits or costs is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. These excess tax benefits or costs will generally recur in future periods as long as we continue to issue equity awards to our employees.
Tax impacts that may not be representative of the ongoing results of our core operations. From time-to-time, we may experience significant non-recurring tax events, such as changes in tax laws and regulations or the derecognition of uncertain tax positions related to non-recurring transactions due to the expiration of the applicable statutes of limitations. We believe that exclusion of such tax charges or benefits is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these tax items are unrelated to our core business and generally unique and non-recurring in nature.
These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs or benefits associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

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APPENDIX A SUPPLEMENTAL FINANCIAL INFORMATION RECONCILIATION OF GAAP PRODUCT REVENUE TO CONSTANT CURRENCY PRODUCT REVENUE

	Fiscal 2019	Fiscal 2018	Fiscal 2017
(unaudited in thousands, except percentages)	$	$	$
GAAP product revenue	$936,408	$829,874	$738,242
Non-GAAP constant currency adjustments:
Constant currency F/X adjustments	6,702	—	—
Total non-GAAP product revenue adjustments	6,702	—	—
Constant currency product revenue	$943,110	$829,874	$738,242
Product revenue growth %:
GAAP	12.8%
Constant currency	13.6%

APPENDIX A SUPPLEMENTAL FINANCIAL INFORMATION RECONCILIATION OF GAAP OPERATING MARGIN TO NON-GAAP OPERATING MARGIN(1)

	Fiscal 2019	Fiscal 2018	Fiscal 2017
(unaudited in thousands, except percentages)	$	$	$
GAAP operating margin	$221,216	$208,044	$183,787
Non-GAAP adjustments:
Royalty and other revenue, net of related costs	(1,262)	(27,704)	(48,384)
Acquisition/strategic investment related costs	4,729	1,442	1,597
Litigation damages, awards and settlements	—	425	—
Total non-GAAP adjustments for operating income/margin	3,467	(25,838)	(46,787)
Non-GAAP operating income/margin	$224,683	$182,206	$136,999
GAAP operating margin %	23.6%	24.2%	23.3%
Non-GAAP operating margin %	24.0%	22.0%	18.6%
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APPENDIX A SUPPLEMENTAL FINANCIAL INFORMATION RECONCILIATION OF GAAP NET INCOME AND NET INCOME PER DILUTED SHARE TO NON-GAAP NET INCOME AND NET INCOME PER DILUTED SHARE(1)

	Fiscal 2019		Fiscal 2018		Fiscal 2017
(in thousands, except earnings per share)	$	Per Diluted Share	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$196,216	$3.44	$193,543	$3.45	$124,789	$2.23
Non-GAAP adjustments:
Royalty and other revenue, net of related costs	(1,262)	(0.02)	(27,704)	(0.49)	(48,384)	(0.87)
Acquisition/strategic investment related costs	4,729	0.08	1,442	0.03	1,597	0.03
Litigation damages, awards and settlements	—	—	425	0.01	—	—
Non-operating other (income) expense	627	0.01	2,027	0.04	270	—
Tax impact of pre-tax non-GAAP adjustments above	(689)	(0.01)	5,532	0.10	16,100	0.29
Excess tax benefits from stock-based compensation	(15,692)	(0.27)	(22,036)	(0.39)	(39,242)	(0.70)
Tax impact of expiration of certain statutes of limitations related to unique and non-recurring tax positions	—	—	(4,169)	(0.07)	—	—
2017 U.S. Tax Reform	—	—	(675)	(0.01)	41,392	0.74
Total non-GAAP adjustments	(12,286)	(0.22)	(45,157)	(0.81)	(28,267)	(0.51)
Non-GAAP net income	$183,930	$3.22	$148,385	$2.65	$96,520	$1.73
Weighted average shares outstanding-diluted		57,100		56,039		55,874
Non-GAAP EPS growth		21.5%
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APPENDIX B
SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
FOR FISCAL 2019 EXECUTIVE BONUS INCENTIVE PLAN

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with GAAP. These non-GAAP financial measures make adjustments for the items described below. Management and the Compensation Committee believe that adjustments assist the Compensation Committee and investors in assessing true Company performance against Adjusted Product Revenue and non-GAAP EPS targets that were established under the fiscal 2019 Executive Bonus Incentive Plan based on the fiscal 2019 business plan that existed at the time the performance targets were established on March 16, 2019.
Fiscal 2019 Product Revenue and non-GAAP EPS reflect adjustment for the following items, as well as the related income tax effects thereof, if any:
Plan F/X adjustments. Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. Similarly, certain of our product costs and operating expenses, and the related balance sheet payables and accruals, are denominated in foreign currencies other than the U.S. Dollar. These foreign currency revenues, costs and expenses, receivables, payables and accruals, when converted into U.S. Dollars, can vary significantly from period to period depending on the average and quarter-end exchange rates during a respective period. The Compensation Committee believes that comparing these foreign currency denominated revenues, costs and expenses by holding the exchange rates constant with the rates in effect at the time the 2019 business plan was established is necessary to truly assess actual performance against fiscal 2019 performance targets under the fiscal 2019 Executive Bonus Incentive Plan.
Acquisition-related costs, including depreciation and amortization. In the event we acquire, invest in or divest certain business operations, there may be non-recurring gains, losses or expenses that will be recognized related to the assets and/or liabilities sold or acquired that are not representative of normal on-going cash flows. Furthermore, there may be depreciation and amortization related to the revaluation of assets and liabilities (primarily intangible assets, property, plant and equipment adjustments, inventory revaluation, lease liabilities, etc.) to fair value through purchase accounting related to value created by the seller prior to the acquisition/strategic investment that does not reflect the normal on-going costs of operating our core business. We believe that exclusion of these gains, losses or costs in presenting non-GAAP financial measures provides management and investors a more effective means of evaluating historical performance and projected costs and the potential for realizing cost efficiencies within our core business. Depreciation and amortization related to the revaluation of acquisition related assets and liabilities will generally recur in future periods.
Litigation damages, awards and settlements. In connection with litigation proceedings arising in the course of our business, we have recorded expenses as a defendant in such proceedings in the form of damages, as well as gains as a plaintiff in such proceedings in the form of litigation awards and settlement proceeds. We believe that exclusion of these gains (net of any related costs incurred in the period the award or settlement is recognized) and losses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these expenses and gains are generally unrelated to our core business and/or infrequent in nature.
Non-operating other (income) expense. We are exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency

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gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, we believe that exclusion of such realized and unrealized gains and losses are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Realized and unrealized foreign currency gains and losses are likely to recur in future periods.
Excess tax benefits from stock-based compensation. Current authoritative accounting guidance requires that excess tax benefits or costs recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. Since we cannot control or predict when stock option awards will be exercised or the price at which such awards will be exercised, the impact of such guidance can create significant volatility in our effective tax rate from one period to the next. We believe that exclusion of these excess tax benefits or costs is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. These excess tax benefits or costs will generally recur in future periods as long as we continue to issue equity awards to our employees.
Tax impacts that may not be representative of the ongoing results of our core operations. From time-to-time, we may experience significant non-recurring tax events, such as changes in tax laws and regulations or the derecognition of uncertain tax positions related to non-recurring transactions due to the expiration of the applicable statutes of limitations. We believe that exclusion of such tax charges or benefits is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these tax items are unrelated to our core business and generally unique and non-recurring in nature.
These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs or benefits associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider these supplemental non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies.

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APPENDIX B SUPPLEMENTAL FINANCIAL INFORMATION FOR FISCAL 2019 EXECUTIVE BONUS INCENTIVE PLAN RECONCILIATION OF GAAP PRODUCT REVENUE TO ADJUSTED PRODUCT REVENUE (unaudited)

(in millions)	Fiscal 2019
GAAP product revenues	$936.4
Non-GAAP adjustments:
F/X adjustments to plan rates	(0.3)
Total Non-GAAP adjustments	(0.3)
Adjusted product revenue for fiscal 2019 Executive Bonus Incentive Plan	$936.1

APPENDIX B SUPPLEMENTAL FINANCIAL INFORMATION FOR FISCAL 2019 EXECUTIVE BONUS INCENTIVE PLAN RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP EARNINGS PER SHARE(EPS)(1) (unaudited)

(in dollars)	Fiscal 2019
GAAP EPS	$3.44
Non-GAAP adjustments:
Royalty and other revenue, net of related costs	(0.02)
Acquisition/strategic investment related costs	0.08
Litigation damages, awards and settlements	—
Non-operating other (income) expense	0.01
Tax impact of pre-tax Non-GAAP adjustments above	(0.01)
Excess tax benefits from stock-based compensation	(0.27)
Tax impact of expiration of certain statutes of limitations related to unique and non-recurring tax positions	—
2017 U.S. Tax Reform	—
Total Non-GAAP adjustments	(0.22)
Subtotal	3.22
F/X adjustments to plan rates	(0.01)
Adjusted Non-GAAP EPS for fiscal 2019 Executive Bonus Incentive Plan	$3.21
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APPENDIX C
2017 EQUITY INCENTIVE PLAN
1.Purposes of this Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Employees, Directors and Consultants;

•	to promote the success of the Company’s business; and

•	to replace the Masimo Corporation 2007 Stock Incentive Plan (the “Existing Plan”).
This Plan permits the grant to any Service Provider of any Awards other than Incentive Stock Options. This Plan also permits the grant to Employees of Incentive Stock Options. No further grants shall occur under the Existing Plan following stockholder approval of this Plan.
2.Definitions. The following definitions are used in this Plan:
(a)“Administrator” means the Board or any of its Committees that will be administering this Plan, in accordance with Section 4.
(b)“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to United States (“U.S.”) federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and, only to the extent applicable with respect to an Award, the tax, securities or exchange control laws of any jurisdictions other than the U.S. where Awards are, or will be, granted under this Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(c)“Award” means, individually or collectively, a grant under this Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, Performance Bonus Awards and other stock or cash awards as the Administrator may determine.
(d)“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to an Award granted under this Plan. The Award Agreement is subject to the terms and conditions of this Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“Change in Control” means the occurrence of any of the following events:
(i)A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this clause (i), (A) the acquisition of beneficial ownership of additional stock by any one Person who is considered to beneficially own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate

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parent entity of the Company, such event will not be considered a Change in Control under this clause (i). For purposes of this clause (i), indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)A change in the effective control of the Company that occurs on the date that a majority of the members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in clause (B)(3) of this subsection (iii). For purposes of this clause (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the other provisions of this definition, a transaction will not be a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A.
Further and for the avoidance of doubt, a transaction will not be a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.
(g)“Code” means the U.S. Internal Revenue Code of 1986, as amended.
(h)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board or a duly authorized committee of the Board, in accordance with Section 4.
(i)“Common Stock” means the common stock, par value $0.001 per share, of the Company.
(j)“Company” means Masimo Corporation, a Delaware corporation, or any successor thereto.
(k)“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity; provided that the services:

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(i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act. A Consultant must be a person to whom the issuance of Shares registered on Form S-8 promulgated under the Securities Act is permitted.
(l)“Date of Grant” means, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
(m)“Director” means a member of the Board.
(n)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code; provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(o)“Dividend Equivalent” means a credit, payable in cash or Shares, made at the discretion of the Administrator or as otherwise provided by this Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Dividend Equivalents may be subject to the same vesting restrictions as the related Shares subject to an Award, at the discretion of the Administrator.
(p)“Employee” means any natural person, including Officers and Directors, providing services as an employee of the Company or of any Parent or Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute status as an “Employee” within the meaning of this Plan.
(q)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(r)“Exchange Act Section 16(b)” means Section 16(b) of the Exchange Act.
(s)“Exchange Program” means a program subject to stockholder approval as set forth in Section 4(b)(xvii) under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(t)“Fair Market Value” means, as of any date, the value of a Share determined as follows:
(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market LLC or the New York Stock Exchange, Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value will be the closing sales price for the Common Stock as quoted on the principal exchange or system on which the Common Stock is listed on the date of determination, or, if selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such

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bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined under subsections (i) through (ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value for any reason other than the determination of the exercise price of an Option or Stock Appreciation Right, the fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.
(u)“Fiscal Year” means the fiscal year of the Company.
(v)“Full-Value Awards” means all Awards other than Options and Stock Appreciation Rights.
(w)“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(x)“Negative Discretion” means the discretion authorized by this Plan to be applied by the Administrator to eliminate or reduce the size of a Performance Unit, Performance Share or Performance Bonus Award in accordance with Section 10(d) of this Plan.
(y)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(z)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa)“Option” means an Incentive Stock Option or Nonstatutory Stock Option.
(bb)    “Outside Director” means a Director who is not an Employee.
(cc)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(dd)    “Participant” means the holder of an outstanding Award.
(ee)    “Performance Bonus Award” means an Award denominated in cash that may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Sections 10 and 12.
(ab)        (ff)    “Performance Period” means the time period of any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion during which the Performance Goals must be met.
(gg)    “Performance Share” means an Award denominated in Shares that may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Sections 10 and 12.
(hh)    “Performance Unit” means an Award that may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which

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may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Sections 10 and 12.
(ii)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, the achievement of Performance Goals or other vesting criteria as determined by the Administrator.
(jj)    “Plan” means this 2017 Equity Incentive Plan, as may be amended or restated from time to time.
(kk)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7.
(ll)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(mm)    “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(nn)    “Service Provider” means an Employee, Director or Consultant.
(oo)    “Share” means a share of Common Stock, as adjusted in accordance with Section 16.
(pp)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(qq)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(rr)    “Successor Corporation” has the meaning given to such term in Section 16(c).
(ss)    “Trading Day” means a day on which the applicable stock exchange or national market system is open for trading.
3.Stock Subject to this Plan.
(a)Stock Subject to this Plan. Subject to the provisions of Section 16, the maximum aggregate number of Shares that may be awarded and sold under this Plan is 7,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to the Company, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). With respect to Stock Appreciation Rights, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) will cease to be available under this Plan. Shares that actually have been issued under this Plan under any Award will not revert to this Plan and will not become available for future distribution under this Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock are forfeited to the Company, such Shares will become available for future grant under this Plan. Shares: (i) used to pay the exercise price of an Award, (ii) used to satisfy the tax withholding obligations related to an Award, or (iii) reacquired by the Company on the open market or

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otherwise using cash proceeds from the exercise of Options will not become available for future grant or sale under this Plan. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under this Plan. Subject to adjustment as provided in Section 16, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 200% of the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under this Plan pursuant to this Section 3(b).
(c)Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Plan.
(d)Substitute Awards. If the Committee grants Awards in substitution for stock compensation awards outstanding under a plan maintained by an entity acquired by or consolidated with the Company, the grant of those substitute Awards will not decrease the number of Shares available for issuance under this Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under this Plan).
(e)Vesting Limitation. Notwithstanding any other provision of this Plan to the contrary, Awards shall become vested no faster than a period of not less than one year following the Date of Grant; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the Shares available pursuant to Section 3(a) may be granted without respect to such minimum vesting provisions; and provided further that, for purposes of Awards to Outside Directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders.
(f)Annual Limits. The following maximums are imposed under this Plan with respect to each Fiscal Year: (i) the maximum number of Shares subject to stock-based Full-Value Awards granted to any one Participant (other than an Outside Director) in any Fiscal Year shall not exceed 3,000,000 Shares, (ii) the maximum number of Shares subject to Awards that are not stock-based Full-Value Awards granted to any one Participant (other than an Outside Director) in any Fiscal Year shall not exceed 3,000,000 Shares, and (iii) the maximum amount of cash or cash payments that may be received in any Fiscal Year by any one Participant (other than an Outside Director) shall not exceed $3,000,000.
4.Administration of this Plan.
(a)Procedure. Other than as provided herein, this Plan will be administered by (A) the Board, or (B) a Committee.
(i)Multiple Administrative Bodies. Different Administrators may administer this Plan with respect to different groups of Service Providers.
(ii)Further Delegation. To the extent permitted by Applicable Laws, the Board or a Committee may delegate to one or more Officers the authority to grant Options, Stock Appreciation Rights and other Awards to Employees who are not Officers; provided that the delegation of authority must specify any limitations on such authority, including the total number of Shares that may be subject to the Awards granted by such Officer(s). Such delegation may be revoked by the Board or a Committee, as applicable. Any such Awards will be granted pursuant to the form of Award Agreement most recently approved for use by the Board or a Committee consisting solely of Directors, unless the resolutions delegating the authority to the Officer(s) permit such Officer(s) to use a different form of Award Agreement approved by the Board or a Committee consisting solely of Directors.
(iii)Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-

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day administration of this Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)to determine the Fair Market Value and to determine fair market value;
(ii)to select the Service Providers to whom Awards may be granted hereunder;
(iii)to determine the number of Shares to be covered by each Award granted hereunder;
(iv)to approve forms of Award Agreements for use under this Plan;
(v)to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi)to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;
(vii)to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;
(viii)to modify or amend each Award (subject to Section 20(c)), including, but not limited to, the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option;
(ix)to require, as a condition precedent to the grant, vesting, exercise, settlement and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Administrator may require, in its sole and absolute discretion, which form may include any other provisions, e.g., confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);
(x)in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement or exercise of Awards by a Participant to permit the use of such an automated system;
(xi)to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 17;
(xii)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xiii)subject to Section 7(g) and Section 11, to determine whether Awards (other than Options and Stock Appreciation Rights) will be adjusted for Dividend Equivalents;

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(xiv)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award pursuant to such procedures as the Administrator may determine;
(xv)to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
(xvi)to require that a Participant’s rights, payments and benefits with respect to an Award (including amounts received upon the settlement or exercise of an Award) will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, as may be specified in an Award Agreement at the time of the Award, or later if (A) Applicable Laws require the Company to adopt a policy requiring such reduction, cancellation, forfeiture or recoupment, or (B) pursuant to an amendment of an outstanding Award;
(xvii)to institute and determine the terms and conditions of an Exchange Program; provided that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or represented by proxy and entitled to vote at any annual or special meeting of stockholders of the Company; and
(xviii)to make all other determinations deemed necessary or advisable for administering this Plan.
(c)Local Law Adjustments and Sub-Plans. To facilitate the making of any grant of an Award, the Administrator may adopt rules and provide for such special terms for Awards to Participants who are located within the U.S., non-U.S. nationals, or who are employed by the Company or any of its affiliates outside of the U.S. as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates or book entries which vary with the customs and requirements of particular countries. The Administrator may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.
(d)Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by law. The validity of any such determination, interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.
(e)Claims Limitations Period. Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Compensation Committee of the Board (the “Compensation Committee”). Any claim must be delivered to the Compensation Committee within 45 days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Compensation Committee will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Compensation Committee in writing within 120 days of the date the written claim is delivered to the Compensation Committee shall be deemed denied. The Compensation Committee’s decision, including any deemed denial, is final, binding and conclusive on all persons. No lawsuit relating to this Plan may be filed before a written claim is filed with the Compensation Committee and is denied or deemed denied, and any permitted lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

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5.Termination of Status.
(a)Unless a Participant is on a leave of absence approved by the Company as set forth in Section 14, the Participant’s status as a Service Provider will end at midnight at the end of the last day in the primary work location in which the Participant actively provides services for the Company or any Parent or Subsidiary (the “Termination of Status Date”). The Administrator has the sole discretion to determine the date on which a Participant stops actively providing services and whether a Participant may still be considered to be providing services while on a leave of absence; provided that the Administrator may delegate this decision, other than with respect to Officers, to the Company’s senior human resources officer.
(b)Such termination of status as a Service Provider will occur regardless of the reason for such termination, even if the termination is later found to be invalid, in breach of employment laws in the jurisdiction where the Participant is providing services, or in violation of the terms of the Participant’s employment or service agreement, if any such agreement exists.
(c)Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Administrator, a Participant’s right to vest in any Award under this Plan will cease as of the Termination of Status Date and will not be extended by any notice period, whether arising under contract, statute or common law, including any period of “garden leave” or similar period mandated under employment laws in the jurisdiction in which the Participant is providing services.
6.Stock Options.
(a)Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, the portion of the Options falling within such limit will be Incentive Stock Options and the excess Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined on the Date of Grant.
(b)Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to, the vesting schedule of, and any other considerations for Options granted to any Participant.
(c)Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than 10 years from the Date of Grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a “10% Holder”), the term of the Incentive Stock Option will be no more than five years from the Date of Grant thereof. If an otherwise-intended Incentive Stock Option granted to a 10% Holder fails to meet the applicable requirements of Section 422 of the Code, the Option shall be a Nonstatutory Stock Option.
(d)Option Exercise Price and Consideration.
(i)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the Date of Grant. In addition, in the case of an Incentive Stock Option granted to a 10% Holder, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the Date of Grant. If an otherwise-intended Incentive Stock Option granted to a 10% Holder fails to meet the applicable requirements of Section 422 of the Code, the Option shall be a Nonstatutory Stock Option. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of

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less than 100% of the Fair Market Value per Share on the Date of Grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. The acceptable form of consideration for exercising an Option may consist of any combination of: (A) cash; (B) check; (C) promissory note, to the extent permitted by Applicable Laws; (D) subject to the sole and absolute discretion of the Administrator, if Participant is a U.S. employee, surrender of other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion (to the extent not prohibited by the Administrator, this shall include the ability to tender Shares to exercise the Option and then to use the Shares received upon exercise to exercise the Option with respect to additional Shares); (E) consideration received by the Company under a broker-assisted (or other) cashless exercise program implemented by the Company in connection with this Plan; (F) if the Option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise of the Option by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price of the Shares as to which such Option will be exercised; provided that Participant must pay any remaining balance of the aggregate exercise price of the Shares as to which such Option will be exercised that is not satisfied by the “net exercise” in cash or other permitted form of payment; and (G) such other form of legal consideration as specified in the Award Agreement for the Option (provided that other forms of consideration may only be approved by the Board or a Committee consisting solely of Directors).
(e)Exercise of Option.
(i)Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will vest and be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
(1)An Option will be deemed exercised when the Company receives: (A) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16.
(2)Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)Termination of Relationship as a Service Provider Other than as a Result of Disability or Death. If a Participant ceases to be a Service Provider other than as a result of Disability or death, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified

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time in the Award Agreement, the Option will remain exercisable for ninety (90) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan on the date that is thirty (30) days following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time period specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.
(iii)Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan on the date that is thirty (30) days following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time period specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.
(iv)Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to this Plan on the date that is thirty (30) days following the Participant’s termination. If the Option is not so exercised within the time period specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.
(v)Black-out Periods. Notwithstanding any contrary terms within this Plan or any Award Agreement, the Administrator shall have the sole and absolute discretion to impose a “blackout” period on the exercise of any Option or Stock Appreciation Right, as well as the settlement of any Award, with respect to any or all Participants (including those whose employment has ended) to the extent that the Administrator determines that doing so is either desirable or required in order to comply with any black-out period imposed under applicable securities laws. If there is a blackout period under the Company’s insider trading or equivalent policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Option or Stock Appreciation Right based on the termination of a Participant’s employment, the period for exercising the Option or Stock Appreciation Right shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision in this Plan or within an Award Agreement, no Option or Stock Appreciation Right shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.
(f)Tolling of Expiration.
(i)If exercising an Option prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, the Option will remain exercisable until 30 days after the first date on which such exercise would no longer be prevented by such provisions. If this extension of the exercise period would result in the Option remaining exercisable past its expiration date, then such Option will remain exercisable

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only until the end of the earlier of (A) the 30th day after which its exercise would not be prevented by Applicable Laws, and (B) its expiration date based on its original term as set forth in the Award Agreement.
(ii)Notwithstanding Section 6(f)(i), a Participant’s Award Agreement may provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s Disability or death) would result in liability under Exchange Act Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth day after the last date on which such exercise would result in such liability under Exchange Act Section 16(b).
(iii)Notwithstanding Section 6(f)(i), a Participant’s Award Agreement may provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate Applicable Laws, then the Option will terminate on the later of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the expiration of a period of ninety (90) days after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such Applicable Laws.
(g)Maximum Period of Exercisability. Notwithstanding the provisions of Sections 6(e) and (f) or any other provision in the Plan, in no event shall an Option be exercisable more than ten years from the Date of Grant thereof.
7.Restricted Stock.
(a)Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)Transferability. Except as provided in the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)Dividends and Other Distributions. Unless otherwise provided in an Award Agreement, during the Period of Restriction, Service Providers holding Shares of Restricted Stock will not be entitled to accrue dividends and other distributions paid with respect to such Shares; provided that in no event will Service Providers holding Shares of Restricted Stock be entitled to actually receive dividends,

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payments or other distributions paid with respect to Shares of Restricted Stock prior to the time the applicable Period of Restriction lapses.
(h)Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and such Shares will revert to this Plan.
8.Restricted Stock Units.
(a)Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 8(d), may be left to the discretion of the Administrator.
(b)Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(c)Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares or a combination of cash and Shares. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under this Plan.
(e)Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
9.Stock Appreciation Rights.
(a)Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)Exercise Price and Other Terms. The Administrator, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan; provided, however, that the per Share exercise price of a Stock Appreciation Right will be not less than 100% of the Fair Market Value of a Share on the Date of Grant.
(d)Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation

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Right, the conditions of exercise and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the rules of Section 6(e), Sections 6(f)(ii) and (iii), and Section 6(g) also will apply to Stock Appreciation Rights.
(f)Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount (the “Payout Amount”) determined by multiplying:
(i)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares (which, on the date of exercise, have an aggregate fair market value equal to the Payout Amount) or in some combination of cash and Shares that have an aggregate value equal to the Payout Amount.
10.Performance Units, Performance Shares and Performance Bonus Awards.
(a)Grant of Performance Units/Shares. Performance Units, Performance Shares and Performance Bonus Awards may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares, and the amount of the Performance Bonus Award, granted to each Participant.
(b)Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Date of Grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Date of Grant.
(c)Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units, Performance Shares and Performance Bonus Awards that will be paid out to the Participant. Each Award of Performance Units, Performance Shares and Performance Bonus Awards will be evidenced by an Award Agreement that will specify the Performance Period and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(d)Earning of Performance Units, Performance Shares and Performance Bonus Awards. After the applicable Performance Period has ended, a holder of Performance Units, Performance Shares or Performance Bonus Awards will be entitled to receive a payout of the number of Performance Units, Performance Shares or cash earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Subject to Section 3(e), after the grant of a Performance Unit, Performance Share or Performance Bonus Award, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit, Performance Share or Performance Bonus Award. In addition, notwithstanding the foregoing, the Administrator can exercise Negative Discretion if provided in an Award Agreement.

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(e)Form and Timing of Payment of Performance Units, Performance Shares and Performance Bonus Awards. Payment of earned Performance Units, Performance Shares and Performance Bonus Awards will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination of cash and Shares. Earned Performance Bonus Awards will be paid in cash.
(f)Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company, and will revert to this Plan.
11.Dividend Equivalents. The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Awards are settled or forfeited. The Dividend Equivalents, if any, will be credited to an Award in such manner and subject to such terms and conditions as determined by the Administrator in its sole discretion. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 16, appropriate adjustments will be made to the Participant’s Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the consideration issuable upon settlement of the Award, and all such new, substituted or additional securities or other property will be immediately subject to the same vesting and settlement conditions as are applicable to the Award. Notwithstanding anything in this Plan to the contrary, in no event will Service Providers holding an Award that is unvested or subject to a Period of Restriction be entitled to actually receive dividends, payments or other distributions paid with respect to such Award prior to the time the Award vests and the applicable Period of Restriction lapses.
12.Performance-Based Compensation. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Performance Bonus Awards and other incentives under this Plan may be made subject to the attainment of performance goals as determined by the Administrator (in its discretion) (“Performance Goals”). As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement of one or more performance criteria, which may include the following: research and development milestones; business divestitures and acquisitions; cash flow; cash position and cash equivalents; collaboration arrangements; collaboration progression; credit rating; customer service; earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); net income per diluted share; economic value added; employee retention; employee satisfaction; expenses, including expense reduction; financing events; gross margin; growth with respect to any of the foregoing measures; growth in bookings; growth in revenues; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; inventory balance; inventory turnover ratio; market share; net income; net profit; net sales; new product development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; pre-tax profit; product approvals; product sales; productivity; projects in development; regulatory filings and/or approvals; return on assets; return on capital; return on stockholder equity; return on investment; return on sales; revenue (which may include product, royalty, licensing, total and/or other revenue); revenue growth; sales growth; sales results; stock price; strategic transactions; time to market; total stockholder return; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; working capital; and objective operating goals, objective employee metrics, and other objective financial or other metrics relating to the progress of the Company or to a Subsidiary, division or department thereof, or any other criteria as determined by the Administrator in its discretion. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in combination with another Performance Goal or Goals (for example, but not by way of limitation, as a ratio or matrix), (iii) in relative terms (including, but not limited to, results for other periods, passage of time and/

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or against another company or companies or an index or indices), (iv) on a per-share or per-capita basis, (v) against the performance of the Company as a whole or a segment of the Company (including, but not limited to, any combination of the Company and any subsidiary, division, business unit, joint venture and/or other segment), and/or (vi) on a pre-tax or after-tax basis. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, U.S. generally accepted accounting principles or under a methodology established by the Administrator prior to the issuance of an Award. Evaluation of performance may include or exclude events or items as specified by the Committee in its sole discretion, including, without limitation, the following unusual or nonrecurring events: (A) asset write downs; (B) litigation, investigation or claim expenses, judgments or settlements; (C) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (D) any reorganization and restructuring programs; (E) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225-20 “Extraordinary and Unusual Items” and/or in the management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable Fiscal Year; (F) acquisitions or divestitures; (G) foreign exchange gains and losses; (H) tariffs; (I) royalties; and (J) gains on stock option exercises.
13.Outside Director Limitations. The total compensation payable to an Outside Director for any Fiscal Year, other than such Outside Director’s first year of service as an Outside Director, for service as an Outside Director will be limited to $400,000, with the compensation resulting from Awards determined based on the grant date fair value of such Awards as determined under U.S. generally accepted accounting principles. An Outside Director may receive up to an additional $3,000,000 in compensation during his or her first year of service as an Outside Director.
14.Leaves of Absence/Transfer Between Locations/Change of Status.
(a)General Rule. Unless the Administrator provides otherwise, or except as otherwise required by Applicable Laws, vesting of Awards granted under this Plan will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company or any Parent or Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then, on the date that is ninety (90) days following the first day of such leave of absence, any Incentive Stock Option held by such Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
(b)Protected Leaves.
(i)Any leave of absence by a Participant will be subject to any Applicable Laws that apply to leaves of absence.
(ii)For a Participant on a military leave, if required by Applicable Laws, vesting will continue for the longest period that vesting continues under any other statutory or Company-approved leave of absence. When a Participant returns from military leave (under conditions that would entitle him or her to such protection under the Uniformed Services Employment and Reemployment Rights Act), the Participant will be given vesting credit to the same extent as if the Participant had continued to provide services to the Company or any Parent or Subsidiary, as applicable, through the military leave.
(c)Changes in Status. If a Participant who is an Employee has a reduction in hours worked, the Administrator may unilaterally:

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(i)make a corresponding reduction in the number of Shares or cash amount subject to any portion of an Award that is scheduled to vest or become payable after the date of such reduction in hours; and
(ii)in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.
If any such reduction occurs, the Participant will have no right to any portion of the Award that is reduced or extended.
(d)Determinations. The effect of a Company-approved leave of absence, a transfer or a Participant’s reduction in hours of employment or service on the vesting of an Award shall be determined, under policies reviewed by the Administrator, by the Company’s senior human resources officer or other person performing that function or, with respect to Directors or Officers, by the Compensation Committee, and any such determination will be final.
15.Transferability of Awards.
(a)General Rule. Unless determined otherwise by the Administrator, or unless otherwise required by Applicable Laws, an Award may not be sold, pledged, encumbered, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or other than to (or in favor of) the Company or a Subsidiary, and each Award may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator and will in any event not be transferable for consideration other than to the Company or a Subsidiary. Any unauthorized transfer of an Award will be void.
(b)Domestic Relations Orders. If approved by the Administrator, an Award may be transferred under a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). An Incentive Stock Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(c)Limited Transfers for the Benefit of Family Members. The Administrator may permit an Award or Share issued under this Plan to be assigned or transferred, subject to the applicable limitations set forth in the General Instructions to Form S-8 Registration Statement under the Securities Act, if applicable, and any other Applicable Laws.
(d)Award Terms Apply to Transferees. Any individual or entity to whom an Award is transferred will be subject to all of the terms and conditions applicable to the Participant who transferred the Award, including the terms and conditions in this Plan and the Award Agreement. If a transferred Award is unvested, then the service of the Participant will continue to determine whether the Award will vest and any applicable expiration date.
16.Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property, but excepting normal cash dividends), recapitalization, stock split, reverse stock split, reorganization, reincorporation, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, will adjust the number and class of Shares that may be delivered under this Plan and/or the number, class and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3.

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(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent an Option or Stock Appreciation Right previously has not been exercised (or any other Award has not been settled), each Award will terminate immediately prior to the consummation of such proposed action.
(c)Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, on an Award-by-Award basis, including, without limitation, that (i) outstanding Awards may be continued by the Company, if the Company is a surviving corporation; (ii) Awards may be assumed, or substantially equivalent Awards may be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) (the “Successor Corporation”) with appropriate adjustments as to the number and kind of shares and prices; (iii) upon written notice to a Participant, the Participant’s Awards may terminate upon or immediately prior to the consummation of such Change in Control; (iv) outstanding Awards may vest and become exercisable, realizable or payable, or restrictions applicable to an Award may lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (v) (A) an Award may terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) an Award may be replaced with other rights or property selected by the Administrator in its sole discretion; or (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 16(c), the Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this Section 16(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award (or in the case of Performance Units denominated in dollars, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

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The Administrator will have the authority to modify Awards in connection with a Change in Control: (w) in a manner that causes them to lose their tax-preferred status; (x) to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the transaction the Option may only be exercised to the extent it is vested; (y) to reduce the exercise price subject to the Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the transaction is equivalent and the adjustment complies with Treasury Regulations Section 1.409A-1(b)(v)(D); and (z) to suspend a Participant’s right to exercise an Option or Stock Appreciation Right during a limited period of time preceding and/or following the closing of the transaction without the Participant’s consent if such suspension is administratively necessary or advisable to permit the closing of the transaction.
Notwithstanding anything in this Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(d)Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
17.Tax Matters.
(a)Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, non-U.S. or other taxes (including the Participant’s social tax obligations) required to be withheld and any employer tax liability shifted to a Participant with respect to such Award (or exercise thereof).
(b)Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may (B) permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld (or at such other rate as may be permitted by the Company from time to time, not to exceed the maximum statutory tax rate), (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld (or at such other rate as may be permitted by the Company from time to time, not to exceed the maximum statutory tax rate), (iv) engaging in a broker-assisted (or other) cashless exercise program implemented by the Company in connection with this Plan, (v) engaging in a sell-to-cover transaction or (vi) any combination of the foregoing, or (B) require a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) engaging in a sell-to-cover transaction. The fair market value of the Shares to be withheld or delivered will be determined as of the date the taxes must be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made.

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(c)Compliance with Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. This Plan and each Award Agreement under this Plan are intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. This Section 17(c) is not a guarantee to any Participant of the consequences of his or her Awards and in no event will the Company reimburse or indemnify any Participant for any taxes that may be imposed upon such Participant as a result of Code Section 409A or otherwise.
18.No Effect on Employment or Service. Neither this Plan nor any Award will be interpreted as forming an employment or service relationship with the Company or any Parent or Subsidiary. Further, neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Parent or Subsidiary, nor will they interfere in any way with the Participant’s right or right of the Company or any Parent or Subsidiary, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
19.Term of Plan. This Plan will become effective upon its approval by the Company’s stockholders. It will continue in effect for a term of ten years from the date it is approved by the Company’s stockholders, unless terminated earlier under Section 20. This Plan will be subject to approval by the Company’s stockholders within 12 months after the date this Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
20.Amendment and Termination of this Plan.
(a)Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.
(b)Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)Consent of Participants Generally Required. Subject to Section 20(d) below, no amendment, alteration, suspension or termination of this Plan or an Award granted under this Plan will materially impair the rights of any Participant, unless otherwise mutually agreed between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under this Plan prior to such termination.
(d)Exceptions to Consent Requirement. A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination of this Plan if the Administrator, in its sole discretion, determines that such amendment, alteration, suspension or termination, taken as a whole, does not materially impair such Participant’s rights. Furthermore, subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent, even if it does materially impair the Participant’s right, if such amendment is done:
(i)to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422;

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(ii)to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422;
(iii)to clarify the manner of exemption from, or to bring the Award into compliance with, Code Section 409A; or
(iv)to comply with other Applicable Laws.
(e)    Prior Awards. Any Award issued prior to [the date that the Company’s stockholders approve the proposed amendment] (the “Amendment Date”) that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code shall continue to be governed by the Plan as in effect prior to the Amendment Date.
21.Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction over any such exercise, issuance, or delivery or to complete or comply with the requirements of any Applicable Laws will relieve the Company of any liability regarding the failure to issue or deliver Shares as to which such authority, registration, qualification or rule compliance was not obtained, and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.
(b)Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
22.Failure to Accept Award. If a Participant has not accepted an Award or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company) necessary for the Company to issue Shares upon the vesting, exercise or settlement of an Award prior to the 90th day after the Date of Grant, then the Award may be cancelled on such date and the Shares subject to such Award immediately will revert to this Plan for no additional consideration, unless otherwise provided by the Administrator.
23.Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or Subsidiary policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.
24.Recoupment of Awards.
(a)General. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted or required by Applicable Law, the Administrator may, in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted to such Participant (or

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the income recognized by the Participant in connection with any settled Award) (“Reimbursement”), if and to the extent:
(i)the granting, vesting or payment of such Award (or any portion thereof) was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;
(ii)in the Administrator’s view, the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any of its affiliates; and
(iii)a lower granting, vesting or payment of such Award would have occurred if not for the conduct described in clause (ii) above.
In each instance, the Administrator may, to the extent practicable and allowable or required under Applicable Law, require Reimbursement; provided that the Company will not seek Reimbursement with respect to any such Awards that were paid or vested more than three (3) years prior to the first date of the applicable restatement period.
(b)Mandatory Recoupment. Notwithstanding any other provision of this Plan, all Awards (whenever granted) will be subject to recoupment in accordance with any clawback policy that is both (A) in effect at any time while the Award is outstanding, and (B) established in order to comply with (i) the listing standards of any securities exchange, trading market or automated quotation system on which the Company’s securities are listed, quoted or traded, or (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including but not limited to Section 10D of the Exchange Act, or any other Applicable Law. No recovery of compensation under any clawback policy or provisions imposed under this paragraph will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or otherwise. Any Participant who receives and accepts an Award shall be deemed automatically to have consented and agreed to the foregoing clawback terms.
25.Unfunded Plan. This Plan shall be unfunded. No provision of this Plan or any Award or Award Agreement shall require the Company or any Parent or Subsidiary, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company or any Parent or Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as unsecured general creditors of the Company or any Parent or Subsidiary, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or consultants, as applicable, under Applicable Laws.
26.Limits of Liability. Any liability of the Company or any Parent or Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreement. Neither the Company or any Parent or Subsidiary, nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan. The Company, its Parent and its Subsidiaries shall pay or reimburse any of the foregoing who in good faith take action on behalf of this Plan, for all expenses incurred with respect to their good faith performance of duties on behalf of this Plan, and, to the fullest extent allowable under Applicable Law, shall indemnify each and every one of them for any claims, liabilities and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of this Plan. The Company and any Parent or Subsidiary may, but shall not be required to, obtain liability insurance for this purpose.

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27.Choice of Law; Choice of Forum. This Plan, all Awards and all determinations made and actions taken under this Plan, to the extent not otherwise governed by the laws of the U.S., will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agree that any such litigation will be conducted in the Delaware Court of Chancery, or the federal courts for the U.S. for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.
28.Awards for Compensation Purposes Only. This Plan is not intended to constitute an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
29.Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 29 by and among, as applicable, the Company and any Parent or Subsidiary for the purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and any Parent or Subsidiary may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any Parent or Subsidiary, and details of all Awards (collectively, the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and any Parent or Subsidiary may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Administrator’s sole and absolute discretion, the Participant may forfeit any outstanding Awards, if the Participant refuses, or withdraws, the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
30.Captions; Section References. Captions are provided herein for convenience only, and will not serve as a basis for interpretation or construction of this Plan. Unless otherwise expressly provided in this Plan, references to a “Section” or to “Sections” in this Plan shall mean a Section or Sections, respectively, of this Plan.
31.Electronic Delivery. Any reference herein to a “written” agreement or document or a notice delivered “in writing” will include any agreement, document or notice delivered electronically, posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access) or, filed publicly by the Company at www.sec.gov (or any successor website thereto).

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32.Repricing of Stock Options or Stock Appreciation Rights. Except as provided in Section 16, any amendment to this Plan or any Award Agreement that results in the repricing of an Option or Stock Appreciation Right issued under this Plan shall not be effective without prior approval of the stockholders of the Company. For this purpose, repricing includes a reduction in the exercise price of an Option or Stock Appreciation Right or the cancellation of an Option or Stock Appreciation Right in exchange for cash, Options or Stock Appreciation Rights with an exercise price less than the exercise price of the cancelled Option or Stock Appreciation Right, other awards under this Plan or any other consideration provided by the Company.

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APPENDIX D
EXECUTIVE BONUS INCENTIVE PLAN

SECTION 1
BACKGROUND, PURPOSE AND DURATION

1.1	Effective Date. The Plan will become effective upon approval by the Board or the
Committee,
1.2     Purpose of the Plan. The Plan is intended to increase stockholder value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company.
SECTION 2
DEFINITIONS
The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:
2.1     “Actual Award” means as to any Performance Period, the actual cash award (if any) payable to a Participant for the Performance Period pursuant to the Plan. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.6 to eliminate or reduce such award otherwise determined by the Payout Formula. For purposes of applying the Maximum Level limitation, the Actual Award will be deemed to have been determined on the last day of the applicable Performance Period, so that if there are multiple Performance Periods ending in a particular Fiscal Year, in no event may the Actual Awards with respect to all such Performance Periods in the aggregate exceed the Maximum Level.
2.2     “Affiliate” means any corporation or other entity (including, but not limited to, subsidiaries, partnerships and joint ventures) controlled by the Company.
2.3     “Applicable Law” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to United States (“U.S.”) federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and, only to the extent applicable with respect to an Award, the tax, securities or exchange control laws of any jurisdictions other than the U.S. where Awards are, or will be, granted under this Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.4     “Award” means a written award by the Committee that specifies a Threshold Level, Target Level, and/or a Maximum Level (or additional levels) for an Actual Award that a Participant may earn pursuant to the Plan and the associated Award Agreement (if any).
2.5     “Award Agreement” means a written agreement governing an Award granted to a Participant that is executed by and between the Company and such Participant.

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2.6     “Base Salary” means as to any Performance Period, unless the Committee provides otherwise when establishing the Threshold Level, Target Level and/or Maximum Level, the Participant’s annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans. For the avoidance of doubt, “Base Salary” does not include performance-based cash incentives, commissions, equity compensation, incentive or other compensation.
2.7     “Board” means the Board of Directors of the Company.
2.8     “Change in Control” means the occurrence of any of the following events:
(i)     A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), (A) the acquisition of beneficial ownership of additional stock by any one Person who is considered to beneficially own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For purposes of this subsection (i), indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)     A change in the effective control of the Company that occurs on the date that a majority of the members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)     A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer; or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or (4) an entity, 50% of the total value or voting power of which is owned,

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directly or indirectly, by a Person described in clause (B)(3) of this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A. Further and for the avoidance of doubt, a transaction will not be a Change in Control if: (A) its sole purpose is to change the state of the Company’s incorporation; or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.
2.9     “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.10     “Committee” means the Compensation Committee of the Board, or such other committee as may be designated by the Board to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of its members present at a meeting at which a quorum is present shall be the act of the Committee.
2.11     “Common Stock” means the common stock of the Company.
2.12     “Company” means Masimo Corporation, a Delaware corporation, or any successor thereto.
2.13     “Director” means a member of the Board.
2.14     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code; provided that the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.
2.15     “Employee” means any person, including an Officer, providing services as an employee of the Company or of any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute status as an “Employee” within the meaning of this Plan.
2.16     “Exchange Act” shall mean the Securities Exchange of 1934, as amended.
2.17     “Fiscal Year” means a fiscal year of the Company.
2.18     “GAAP” means U.S. generally accepted accounting principles.
2.19     “Maximum Level” means as to any Participant for any Fiscal Year, (a) two hundred percent (200%) of the Participant’s Base Salary, or (b) such lesser maximum dollar amount, not to

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exceed $5,000,000, in either case that is set forth in an Award Agreement with respect to a particular Award.
2.20     “Negative Discretion” means the discretion authorized by this Plan to be applied pursuant to Section 3.6.
2.21     “Officer” means a natural person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
2.22     “Participant” means, with respect to a Performance Period, each Employee who has been selected by the Committee for participation in the Plan for such Performance Period.
2.23     “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant, and may provide for payments in installments after the Performance Period based on vesting conditions (which may include, without limitation, Performance Goals and/or continuation of employment in good standing) that apply after the end of the Performance Period.
2.24     “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for an Award for a Performance Period. As determined by the Committee, the Performance Goals for any Threshold Level, Target Level and/or Maximum Level applicable to a Participant must provide for a targeted level or levels of achievement using one or more of the following measures: research and development milestones; business divestitures and acquisitions; cash flow; cash position and cash equivalents; collaboration arrangements; collaboration progression; credit rating; customer service; earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); earnings per share; economic value added; employee retention; employee satisfaction; expenses, including expense reduction; financing events; gross margin; growth with respect to any of the foregoing measures; growth in bookings; growth in revenues; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; inventory balance; inventory turnover ratio; market share; net income; net profit; net sales; new product development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; pre-tax profit; product approvals; product sales; productivity; projects in development; regulatory filings and/or approvals; return on assets; return on capital; return on stockholder equity; return on investment; return on sales; revenue (which may include product, royalty, licensing, total and/or other revenue); revenue or sales growth or objectives (including for a specific product or products); sales results; stock price; strategic transactions; time to market; total stockholder return; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; working capital; and objective operating goals, objective employee metrics, and other objective financial or other metrics relating to the progress of the Company or to a subsidiary, division or department thereof. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in combination with another Performance Goal or Goals (for example, but not by way of limitation, as a ratio or matrix), (iii) in relative terms (including, but not limited to, results for other periods, passage of time and/or against another company or companies or an index or indices), (iv) on a per-share or per-capita basis, (v) against the performance of the Company as a whole or a segment of the Company (including, but not limited to, any combination of the Company and any subsidiary, division, business unit, joint venture and/or other segment), and/or (vi) on a pre-tax or after-tax basis. The Performance Goals may differ from Participant to Participant and from Award

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to Award. The Committee will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, GAAP or under a methodology established by the Committee prior to the issuance of an Award. Evaluation of performance may include or exclude events or items as specified by the Committee in its sole and absolute discretion, including, without limitation, the following unusual or nonrecurring events: (A) asset write downs; (B) litigation, investigation or claim expenses, judgments or settlements; (C) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (D) any reorganization and restructuring programs; (E) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225-20 “Extraordinary and Unusual Items” and/or in the management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable Fiscal Year (as may be amended or restated); (F) acquisitions or divestitures; (G) foreign exchange gains and losses; (H) tariffs; (I) royalties; and (J) gains on stock option exercises.
2.25     “Performance Period” means any Fiscal Year or such other period as determined by the Committee in its sole and absolute discretion.
2.26     “Plan” means the Masimo Corporation Executive Bonus Incentive Plan, as set forth in this instrument and as may be amended or restated from time to time.
2.27     “Target Level” means the target level of an Award payable under the Plan to a Participant for the Performance Period, which may but shall not be required to be expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.
2.28     “Termination of Employment” means a cessation of the employee-employer relationship between a Participant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.
2.29     “Threshold Level” means the threshold level of an Award payable under the Plan to a Participant achieving the lowest acceptable performance for the Performance Period, which may but shall not be required to be expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

SECTION 3
SELECTION OF PARTICIPANTS AND
DETERMINATION OF AWARDS

3.1     Selection of Participants. The Committee, in its sole and absolute discretion, shall select the Employees who shall be Participants for any Performance Period. Participation in the Plan is in the sole and absolute discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent or other Performance Period.

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3.2     Determination of Performance Goals. The Committee, in its sole and absolute discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.
3.3     Determination of Threshold Level, Target Level and/or Maximum Level. The Committee, in its sole and absolute discretion, shall establish a Threshold Level, Target Level, and/or Maximum Level for each Participant, and each shall be set forth in writing.
3.4     Determination of Payout Formula or Payout Formulae. The Committee, in its sole and absolute discretion, shall establish a Payout Formula or Payout Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, and (c) provide for the payment of a Participant’s Actual Award at the Threshold Level, Target Level, or Maximum Level (or such intermediate level as is required under an Award Agreement) if the associated Performance Goals for the Performance Period are achieved. Notwithstanding the preceding, in no event shall a Participant’s Actual Award(s) for any Fiscal Year exceed the Maximum Level.
3.5     Date for Determinations; Award Agreements. The Committee shall make final determinations under Section 3.1 through 3.4. In its sole and absolute discretion, the Committee may set forth the terms and conditions for Awards in written notices to affected Participants (or in agreements with them), and may condition the effectiveness of an Award on the affected Participant’s execution of a written acceptance within a time specified by the Committee in writing.

3.6    Determination of Actual Awards. As soon as reasonably practicable following the finalization of the Company’s financial statements or receipt of the report of the independent registered public accounting firm of the Company on the Company’s financial statements for a Performance Period consisting of one or more Fiscal Years covered by the financial statements or other accounting finalizing of the Company’s financial results for any Performance Period and receipt of the report of the Company’s senior management, the Committee shall approve the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been approved by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, through the exercise of Negative Discretion to the extent provided in the applicable Award Agreement, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Employment as the result of a Participant’s death or Disability or upon a Change in Control or in the event of a Termination of Employment following a Change in Control prior to the end of the Performance Period, and (c) determine what Actual Award, if any, will be paid in the event of a Termination of Employment other than as the result of a Participant’s death or Disability prior to a Change in Control and prior to the end of the Performance Period, provided that any such Actual Award must be subject to attainment of the Performance Goals and application of the Payout Formula for the Performance Period.

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SECTION 4
PAYMENT OF AWARDS
4.1     Right to Receive Payment. No Participant shall accrue or become entitled to an Actual Award unless that Participant remains employed in good standing with the Company, as determined by the Committee in its sole and absolute discretion, until the time of its payment pursuant to Section 4.2. Accordingly, no Actual Award shall be paid to a Participant who has a Termination of Employment prior to the payment date for such Actual Award, provided that the Committee shall have the complete discretion to pay a full or partial Actual Award (based on the amount determined under Section 3.6) to any Participant or Participants whose Termination of Employment occurs after commencement of the Performance Period due to the Participant’s death, Disability, or other event or circumstance established by the Committee.
4.2     Timing of Payment. Payment of each Actual Award (if any) shall be made in the calendar year that follows the end of the Performance Period, with such payment to occur as soon as practical following the determination and approval of the Actual Award as set forth in Section 3.6; provided that the Committee may permit Participants to elect to defer payment of their Actual Awards in a manner satisfying the requirements of Section 409A of the Code. Notwithstanding the foregoing, and absent an election to defer payment in a manner satisfying the requirements of Section 409A of the Code, if the Committee has imposed vesting conditions that apply after the end of the Performance Period, the Committee shall make payments, by no later than March 15 of the calendar year following the year in which the vesting condition is satisfied or upon such earlier date so that payment qualifies as a “short term deferral” for purposes of Section 409A of the Code, of all or the portion of the Actual Award that has become vested on such date. In no event will interest or other earnings be accrued or paid on Actual Awards, whether paid in a lump sum or in installments over a vesting period. To the extent vesting has not occurred on or prior to a Participant’s Termination of Employment, the Participant shall have no further rights under the Plan and shall forfeit all outstanding Awards hereunder on such date of Termination of Employment.

It is the intent that this Plan comply with the requirements of Code Section 409A so that none of the payments to be provided hereunder will be subject to the additional tax imposed under Code Section 409A, and any ambiguities herein will be interpreted to so comply.
4.3     Form of Payment. Each Actual Award shall be paid in cash (or its equivalent) in a single lump sum, unless otherwise deferred in accordance with Section 4.2.
4.4     Payment in the Event of Death. If a Participant dies prior to the payment of an Actual Award earned by him or her prior to such Participant’s death for a prior Performance Period, the Actual Award shall be paid to his or her estate.
4.5     Pro Rata Payment for New Hires; Promotions; Change in Status.
(a)     New Hires. Any individual who is newly-hired or becomes an Employee during a Performance Period and who is selected by the Committee to be a Participant shall be eligible to receive a pro rata portion of the Award to which he or she could have been entitled if he or she had been employed for the full Performance Period, based on the number of full months during the Performance Period during which he or she holds an Award and calculated on the basis of such Participant’s Base Salary received for the Performance Period. Any Actual Award shall be paid at the time and in the manner set forth in this Section 4.

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(b)     Promotions and Transfers. In the case of a promotion or transfer from a position where a Participant had received an Award or was eligible to receive an Award under this Plan for a Performance Period to a position where such Participant is eligible for a lower Actual Award (but not a higher one), such Participant shall complete his or her participation in the prior position until the end of the complete month containing his or her date of promotion or transfer, prior to participating in the Performance Period for the transferred or promoted position. The overall Actual Award (if any) payable to such Participant will be pro-rated for both Performance Periods. In calculating the pro-rated amount, (i) the prior Performance Period will be prorated using the Participant’s Base Salary immediately prior to the date of promotion or transfer, and (ii) the subsequent Performance Period will be pro-rated using the Participant’s Base Salary at the end of the Performance Period. If a Participant is transferred to a lateral position (i.e., the same job grade or level), then the Actual Award will not be pro-rated based on the lateral change in position.
(c)     Change in Status. Subject to the terms of any applicable Award Agreement, Participants who are eligible for participation at the beginning of a Performance Period, but who subsequently become ineligible to participate during the Performance Period may be eligible, in the sole Negative Discretion of the Committee, to receive a pro-rated portion of an Actual Award (if any) based on the number of full months completed during such Performance Period.

SECTION 5
ADMINISTRATION
5.1     Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as a “nonemployee director” as defined in Rule 16b-3 of the Exchange Act. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
5.2     Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to, without limiting Section 7, (a) determine which Employees shall be granted Awards, (b) prescribe the terms and conditions of Awards, (c) construe and interpret the Plan and the Awards, (d) exercise Negative Discretion pursuant to Section 3.6, (e) maintain complete and accurate records of all Plan transactions and Awards and other data in the manner necessary for proper administration of the Plan, (f) enforce the terms of the Plan, (g) review claims and render decisions on claims for benefits under the Plan, and (h) perform any and all other acts necessary or appropriate for the proper management and administration of the Plan.
5.3     Local Law Adjustments. Without limiting Section 5.2, to facilitate the making of any grant of an Award, the Committee may adopt rules and provide for such special terms applicable to Participants who are located within the United States, who are non-U.S. nationals, or who are employed by the Company or any of its Affiliates outside of the United States as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling

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of stock certificates or book entries which vary with the customs and requirements of particular countries. The Committee may adopt sub-plans and establish escrow accounts and trusts, as may be appropriate, required or applicable to particular locations and countries.

5.4     Decisions Binding. The Committee’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by law. The validity of any such determination, interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

5.5 Claims Limitations Period. Any Employee who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Committee. Any claim must be delivered to the Committee within 45 days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee will notify the Employee of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within 120 days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision, including any deemed denial, is final, binding and conclusive on all persons. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any permitted lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

5.6     Delegation by the Committee. The Committee, in its sole and absolute discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more Directors and/or Officers.
SECTION 6
GENERAL PROVISIONS
6.1     Tax Withholding. The Company shall withhold applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant’s FICA and SDI obligations).
6.2     No Effect on Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of an Employee between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Employment. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as an employee or a Participant.
6.3     Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.
6.4    Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor

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is the result of a Change in Control or direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
6.5     Beneficiary Designations. If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
6.6     Nontransferability of Awards. No Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.5. All rights with respect to an Award granted to a Participant shall be available during such Participant’s lifetime only to the Participant.
6.7     Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or subsidiary policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its subsidiaries, in each case as determined by the Committee in its sole and absolute discretion. The Committee may also require the application of this Section with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Agreement to the extent required under Applicable Laws. No reduction, cancellation, forfeiture or recoupment effected pursuant to this Section 6.7 will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or otherwise. Any Participant who receives an Actual Award shall be deemed automatically to have consented and agreed to the foregoing terms set forth in this Section 6.7.
6.8     Recoupment of Awards.
(a)     General. Without limiting Section 6.7, unless otherwise specifically provided in an Award Agreement, and to the extent permitted or required by Applicable Law, the Committee may, in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted to such Participant (or the income recognized by the Participant in connection with any settled Award) (“Reimbursement”), if and to the extent:
(i)     the granting, vesting or payment of such Award (or any portion thereof) was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;
(ii)     in the Committee’s view, the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any of its Affiliates; and

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Table of Contents	APPENDICES

(iii)     a lower granting, vesting or payment of such Award would have occurred if not for the conduct described in clause (ii) above.
In each instance, the Committee may, to the extent practicable and allowable or required under Applicable Law, require Reimbursement; provided that the Company will not seek Reimbursement with respect to any such Awards that were paid more than three (3) years prior to the first date of the applicable restatement period.
(b)     Mandatory Recoupment. Notwithstanding any other provision of this Plan, all Awards (whenever granted) will be subject to recoupment in accordance with any clawback policy that is both in effect at any time while the Award is outstanding, and any additional policy established in order to comply with (i) the listing standards of any securities exchange, trading market or automated quotation system on which the Company’s securities are listed, quoted or traded, or (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including but not limited to Section 10D of the Exchange Act, or any other Applicable Law. No recovery of compensation under any clawback policy or provisions imposed under this Section 6.8 will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or otherwise. Any Participant who receives an Actual Award shall be deemed automatically to have consented and agreed to the foregoing clawback terms set forth in this Section 6.8.
6.9     Unfunded Plan. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. This Plan shall be unfunded. No provision of this Plan or any Award or Award Agreement shall require the Company or any Affiliate, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company or any Affiliate maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Actual Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.
6.10    Limits of Liability; Indemnification. Any liability of the Company or any Affiliate to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreement. Neither the Company or any Affiliate, nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan. The Company and its Affiliates shall pay or reimburse any of the foregoing who in good faith take action on behalf of this Plan, for any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her with respect to this Plan, and, to the fullest extent allowable under Applicable Law, shall indemnify each and every one of them for any claims, liabilities and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of this Plan. The Company and any Affiliate may, but shall not be required to, obtain liability insurance for this purpose. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

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6.11     Choice of Law; Choice of Forum. This Plan, all Awards, all Award Agreements and all determinations made and actions taken under this Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan or any Agreement, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and thereby such Participant shall be deemed to agree that any such litigation will be conducted in the Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.
6.12     Awards for Compensation Purposes Only. This Plan is not intended to constitute an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
6.13     Data Privacy. As a condition of receipt of any Award under the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and any Affiliate for the purpose of implementing, administering, and managing this Plan and awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and any Affiliate may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any Affiliate, and details of all awards (collectively, the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and any Affiliate may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. The Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s sole and absolute discretion, the Participant will forfeit any outstanding Awards, if the Participant refuses, or withdraws, the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

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Table of Contents	APPENDICES

SECTION 7
AMENDMENT, TERMINATION AND DURATION
7.1     Amendment, Suspension or Termination. The Committee, in its sole and absolute discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. No Award may be granted pursuant to the Plan during any period of suspension or after termination of the Plan.
7.2     Consent of Participants Generally Required. Subject to Section 7.3, no amendment, alteration, suspension or termination of this Plan or an Award will materially impair the rights of any Participant unless otherwise mutually agreed between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Committee’s ability to exercise the powers granted to it regarding Awards granted under this Plan prior to such termination.
7.3     Exceptions to Consent Requirement. A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination of this Plan if the Committee, in its sole and absolute discretion, determines that such amendment, alteration, suspension or termination, taken as a whole, does not materially impair such Participant’s rights under this Plan or any outstanding Award. Furthermore, subject to any limitations of Applicable Laws, the Committee may amend the terms of any one or more Awards without the affected Participant’s consent, even if it does materially impair the Participant’s rights under this Plan or such Awards, if such amendment is done:
(i) to clarify the manner of exemption from, or to bring an Award into compliance with, Code Section 409A; or
(ii) to comply with other Applicable Laws.
7.4     Duration of the Plan.The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Committee’s right to amend or terminate the Plan), shall remain in effect thereafter through the Company’s 2022 Annual Meeting of Stockholders.
SECTION 8
LEGAL CONSTRUCTION
8.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
8.2     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
8.3     Requirements of Law. The granting and payment of Awards under the Plan shall be subject to all Applicable Laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
8.4     Captions; Section References. Captions in this Plan are provided herein for convenience only, and will not serve as a basis for interpretation or construction of this Plan. Unless

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Table of Contents	APPENDICES

otherwise expressly provided in this Plan, references to a “Section” or to “Sections” in this Plan shall mean a Section or Sections, respectively, of this Plan.

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Table of Contents	PROXY CARD AND DIRECTIONS

DIRECTIONS TO THE 2020 ANNUAL MEETING OF THE STOCKHOLDERS OF MASIMO CORPORATION
Masimo Corporation
52 Discovery
Irvine, California 92618
(949) 297-7000

From the North (Los Angeles/Long Beach/John Wayne Airport)
Take 405 Fwy South. Take SAND CANYON AVE exit.
Turn Left on SAND CANYON AVE—go 4.6 miles
Turn Right on BARRANCA PKWY—go 1.7 miles
Turn Left on DISCOVERY—go 0.3 miles
Arrive at 52 DISCOVERY, IRVINE, on the Right
From the South (San Diego and points South of Irvine)
Take 5 Fwy North. Take ALTON PKWY exit.
Turn Left on ALTON PKWY—go 0.4 miles.
Turn Right on IRVINE CENTER DRIVE—go 0.8 miles
Turn Left on DISCOVERY—go 0.1 miles
Arrive at 52 DISCOVERY, IRVINE, on the Left
From the East (Riverside County)
Take the 91 Fwy West or the 55 Fwy South
Take 5 Fwy South. Take exit for California 133S towards Laguna Beach
Keep right for BARRANCA PKWY—go 0.6 miles
Turn Right on BARRANCA PKWY—go 0.1 miles
Turn Right on DISCOVERY—go 0.3 miles
Arrive at 52 DISCOVERY, IRVINE, on the Right

Table of Contents	PROXY CARD AND DIRECTIONS

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the internet or telephone must be received by 11:00 p.m., Pacific Time, on May 26, 2020

Vote by internet • Go to www.envisionreports.com/MASI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Table of Contents	PROXY CARD AND DIRECTIONS

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
 -------------------------------------------------------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1, FOR THE APPROVAL OF PROPOSAL NO. 2, FOR THE APPROVAL OF PROPOSAL NO. 3, FOR THE APPROVAL OF PROPOSAL NO. 4 AND FOR THE APPROVAL OF PROPOSAL NO. 5.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Proposals
The Board of Directors recommends a vote FOR each of the following proposals:

		For	Against	Abstain
1.	To elect two Class I Directors as named in our Proxy Statement:
	- Julie A. Shimer, Ph.D.	☐	☐	☐
	- H Michael Cohen	☐	☐	☐
2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021.	☐	☐	☐
3.	To provide an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
4.	Approval of an amendment to our 2017 Equity Incentive Plan.	☐	☐	☐
5.	Approval of an amendment to our Executive Bonus Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment of postponement thereof.
This proxy is governed by the laws of the State of Delaware.

Table of Contents	PROXY CARD AND DIRECTIONS

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name or names appear hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, each holder must sign. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign, stating his or her title. If the signer is a partnership, please sign in the partnership’s name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /
01GPJD
You can view the Annual Report and Proxy Statement on the internet at www.masimo.com

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
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Table of Contents	PROXY CARD AND DIRECTIONS

+
Proxy — MASIMO CORPORATION
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2020 MASIMO CORPORATION
52 DISCOVERY, IRVINE, CALIFORNIA 92618
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Joe Kiani and Micah Young, and each of them, with full power of substitution as proxies and agents, in the name of the undersigned, to attend the Annual Meeting of Stockholders of Masimo Corporation, a Delaware corporation (“Masimo”), to be held at Masimo’s principal executive offices at 52 Discovery, Irvine, California 92618, on May 29, 2020, at 2:00 p.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Masimo’s capital stock that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as specified on the reverse side.

Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.	+

Table of Contents	GUIDING PRINCIPLES

Guiding Principles

➢	Remain faithful to your promises and responsibilities.
➢	Thrive on fascination and accomplishment and not on greed and power.
➢	Strive to make each year better than the year before both personally and for the team.
➢	Make each day as fun as possible.
➢	Do what is best for patient care.

52 DISCOVERY, IRVINE, CA 92618 • TEL 949-297-7000

© 2019 Masimo Corporation. All rights reserved.